UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09054

CREDIT SUISSE OPPORTUNITY FUNDS
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Opportunity Funds One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2013 to October 31, 2014

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2014

■  CREDIT SUISSE
MANAGED FUTURES STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief, the information contained in the attached financial statements for the year from November 1, 2013 to October 31, 2014, is accurate and complete.

Kenneth J. Lohsen, Managing Director
Credit Suisse Asset Management, LLC,
Commodity Pool Operator for the Credit Suisse Managed Futures Strategy Fund

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report
October 31, 2014 (unaudited)

December 22, 2014

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Managed Futures Strategy Fund (the "Fund") for the 12-months ended October 31, 2014.

Performance Summary
11/01/13 – 10/31/14

Fund & Benchmark	Performance
Class I1	7.63%
Class A1,2	7.35%
Class C1,2	6.62%
Credit Suisse Managed Futures Liquid Index[3]	8.62%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: An interesting period for managed futures

The 12-months ended October 31, 2014 was a positive one for managed futures strategies. The Credit Suisse Managed Futures Liquid Index (the "Index"), the Fund's benchmark, had a positive return of 8.62% for the period.

Trend followers posted positive returns overall for the last two months of 2013, which resulted from trading equity indices where their long exposure benefitted from the post U.S. debt-ceiling resolution rally. However, range-bound trading in equity markets resulted in a difficult environment for trend-following strategies at the start of 2014.

In Q2 2014, trend following strategies generated profits from long fixed income positions as well as long equity exposure. Since then, they generated profits from long fixed income positions as well as short FX exposure. Commodities were a drag on performance in Q2, but turned positive in September as trend-followers caught up with bearish signals.

Strategic Review and Outlook: Anticipating continued interest in managed futures

For the 12-months ended October 31, 2014, the Fund underperformed the benchmark. Currencies contributed to performance, particularly due to profits from Euro and Japanese Yen positions. Fixed income also added to Fund performance, mainly due to the Euro-Bund futures. Long Gilt futures and Japanese 10-Year Bond futures also significantly contributed to performance. Additionally, commodities contributed positively overall to performance, despite the negative performance of industrial metals. In contrast, most equity positions detracted from overall Fund performance. Range-bound trading in Q1 2014 and

1

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

increased volatility in October 2014 were contributing causes to the negative equity performance.

In general, the managed futures strategy is designed to profit from both upward and downward trending markets across several asset classes including commodities, bonds, equities and currencies. We continue to believe that the unique return profile of managed futures may appeal to investors searching for meaningful portfolio diversifiers that may help mitigate risk and provide uncorrelated returns.

The Credit Suisse Liquid Alternative Beta Team

Dr. Sid Browne
Mark Nodelman
Jonathan Sheridan
Sheel Dhande

This Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in alternative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of alternative assets and strategies entails substantial risks, including risk of loss of principal, commodity exposure risks, credit risk, currency risk, derivatives risk, equity exposure risk, exchange-traded notes risk, fixed income risk, foreign securities risk, forwards risk, futures contracts risk, interest rate risk, leveraging risk, market risk, options risk, portfolio turnover risk, repurchase agreements risk, short position risk, structured note risk, swap agreement risk, tax risk and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2014; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

2

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Managed Futures Strategy Fund1 Class I Shares,
Class A Shares2, Class C Shares2 and Credit Suisse Managed Futures Liquid Index3 from Inception (9/28/12).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.70% of the Fund's average daily net assets for Class I shares, 1.95% of the Fund's average daily net assets for Class A shares and 2.70% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was 1.74%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 5.62%.

3  The Credit Suisse Managed Futures Liquid Index is currently composed of 14 futures contracts and 4 commodity indices which provide exposure to the asset classes. The Index uses a proprietary quantitative methodology to seek to identify price trends in each of the asset classes over a variety of time horizons. Components of the Index, which may change from time to time, are positioned either long or short based on the price trends within the asset classes determined using the Index's quantitative methodology. An index does not have transaction cost; investors cannot invest directly in an index.

3

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Average Annual Returns as of October 31, 20141

	1 Year	Since Inception[2]
Class I	7.63%[3]	5.34%
Class A Without Sales Charge	7.35%	5.16%
Class A With Maximum Sales Charge	1.74%	2.50%
Class C Without CDSC	6.62%	4.33%
Class C With CDSC	5.62%	3.87%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 1.81% for Class I shares, 2.06% for Class A shares and 2.81% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements excluding interest expense are 1.70% for Class I shares, 1.95% for Class A shares and 2.70% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.70% of the Fund's average daily net assets for Class I shares, 1.95% of the Fund's average daily net assets for Class A shares and 2.70% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Inception Date September 28, 2012.

3  The calculated total return shown does not reflect adjustments required under U.S. GAAP made to the Net Asset Value as of October 31, 2014. The total return for Class I shares based on the Net Asset Value adjusted for financial statement purposes is 7.73%.

4

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2014.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Managed Futures Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2014

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,086.20	$1,085.40	$1,080.40
Expenses Paid per $1,000*	$8.99	$10.30	$14.21
Hypothetical 5% Fund Return
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,016.59	$1,015.32	$1,011.54
Expenses Paid per $1,000*	$8.69	$9.96	$13.74
	Class I	Class A	Class C
Annualized Expense Ratios*	1.71%	1.96%	2.71%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

Sector Breakdown*

United States Agency Obligations	9.17%
Short-term Investment[1]	90.83
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2014, if applicable.

6

Credit Suisse Managed Futures Strategy Fund
Consolidated Schedule of Investments
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (8.1%)
$6,000	Federal Farm Credit Banks# (Cost $5,999,809)	(AA+, Aaa)	02/27/15	0.162	$6,002,250
SHORT-TERM INVESTMENT (80.3%)
59,488	State Street Bank and Trust Co. Euro Time Deposit (Cost $59,488,000)		11/03/14	0.010	59,488,000
TOTAL INVESTMENTS AT VALUE (88.4%) (Cost $65,487,809)					65,490,250
OTHER ASSETS IN EXCESS OF LIABILITIES (11.6%)					8,551,983
NET ASSETS (100.0%)					$74,042,233

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of October 31, 2014.

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Index Contracts Hang Seng Index Futures	HKD	Nov 2014	22	$3,396,083	$72,986
Nikkei 225 Index Futures OSE	JPY	Dec 2014	25	3,677,356	237,334
S&P 500 E Mini Index Futures	USD	Dec 2014	79	7,945,030	91,016
					$401,336
Interest Rate Contracts 10YR JGB Mini Futures	JPY	Dec 2014	285	37,284,778	$233,270
10YR U.S. Treasury Note Futures	USD	Dec 2014	89	11,245,984	88,791
German EURO Bund Futures	EUR	Dec 2014	129	24,390,702	320,044
Long Gilt Futures	GBP	Dec 2014	97	17,861,834	455,295
					$1,097,400
Contracts to Sell
Foreign Exchange Contracts AUD Currency Futures	USD	Dec 2014	(215)	(18,853,350)	$331,021
CAD Currency Futures	USD	Dec 2014	(242)	(21,441,200)	468,225
EUR Currency Futures	USD	Dec 2014	(159)	(24,903,375)	790,600
GBP Currency Futures	USD	Dec 2014	(278)	(27,773,938)	221,025
JPY Currency Futures	USD	Dec 2014	(167)	(18,595,450)	1,053,742
					$2,864,613
Index Contracts
EURO Stoxx 50 Index Futures	EUR	Dec 2014	(132)	(5,128,522)	$(284,957)
FTSE 100 Index Futures	GBP	Dec 2014	(131)	(13,634,241)	(89,720)
					$(374,677)
Net unrealized appreciation (depreciation)					$3,988,672

See Accompanying Notes to Consolidated Financial Statements.
7

Credit Suisse Managed Futures Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2014

Currency Abbreviations:

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = British Pound

HKD = Hong Kong Dollar

JPY = Japanese Yen

USD = United States Dollar

Total Return Swap Contracts

Currency		Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$	8,821,440	11/18/14	Goldman Sachs	Fixed Rate	Bloomberg Energy Index	$20,282
USD	$	6,698,476	11/18/14	Goldman Sachs	Fixed Rate	Bloomberg Agriculture Index	(123,263)
USD	$	7,739,356	11/18/14	Goldman Sachs	Fixed Rate	Bloomberg Precious Metals Index	471,401
USD	$	4,405,562	11/18/14	Goldman Sachs	Fixed Rate	Bloomberg Industrial Metals Index	(173,668)
USD	$	3,240,572	11/18/14	Goldman Sachs	Fixed Rate	Bloomberg Industrial Metals Index	(73,344)
USD	$	1,083,409	11/18/14	Goldman Sachs	Fixed Rate	Bloomberg Industrial Metals Index	(32,612)
							$88,796

See Accompanying Notes to Consolidated Financial Statements.
8

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2014

Assets
Investments at value (Cost $65,487,809) (Note 2)	$65,490,250
Cash	1,069
Cash segregated at brokers for futures contracts and swap contracts (Note 2)	7,130,085
Variation margin receivable on futures contracts (Note 2)	1,562,962
Unrealized appreciation on open swap contracts (Note 2)	491,683
Receivable for fund shares sold	31,933
Interest receivable	146
Prepaid expenses and other assets	32,337
Total assets	74,740,465
Liabilities
Investment advisory fee payable (Note 3)	96,305
Administrative services fee payable (Note 3)	5,951
Shareholder servicing/Distribution fee payable (Note 3)	1,993
Unrealized depreciation on open swap contracts (Note 2)	402,887
Payable for fund shares redeemed	60,837
Net payable for terminated total return swap contracts	15,534
Trustees' fee payable	10,440
Accrued expenses	104,285
Total liabilities	698,232
Net Assets
Capital stock, $.001 par value (Note 6)	6,832
Paid-in capital (Note 6)	68,397,909
Accumulated net investment income	211,153
Accumulated net realized gain from investments, futures contracts, swap contracts and foreign currency transactions	1,349,613
Net unrealized appreciation from investments, futures contracts, swap contracts and foreign currency translations	4,076,726
Net assets	$74,042,233
I Shares
Net assets	$69,190,080
Shares outstanding	6,379,873
Net asset value, offering price and redemption price per share	$10.85
A Shares
Net assets	$3,294,495
Shares outstanding	305,107
Net asset value and redemption price per share	$10.80
Maximum offering price per share (net asset value/(1-5.25%))	$11.40
C Shares
Net assets	$1,557,658
Shares outstanding	146,693
Net asset value and offering price per share	$10.62

See Accompanying Notes to Consolidated Financial Statements.
9

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2014

Investment Income
Interest	$15,908
Total investment income	15,908
Expenses
Investment advisory fees (Note 3)	688,720
Administrative services fees (Note 3)	62,671
Shareholder servicing/Distribution fees (Note 3)
Class A	11,821
Class C	11,968
Custodian fees	64,535
Audit and tax fees	52,100
Registration fees	51,274
Legal fees	49,586
Trustees' fees	44,139
Printing fees (Note 3)	36,162
Transfer agent fees (Note 3)	21,431
Interest expense (Note 4)	4,701
Commitment fees (Note 4)	2,924
Insurance expense	1,466
Miscellaneous expense	3,253
Total expenses	1,106,751
Less: fees waived (Note 3)	(60,152)
Net expenses	1,046,599
Net investment loss	(1,030,691)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts, Swap Contracts and Foreign Currency Related Items
Net realized gain from investments	1,116
Net realized gain from futures contracts	2,569,586
Net realized gain from swap contracts	639,685
Net realized loss from foreign currency transactions	(60,791)
Net change in unrealized appreciation (depreciation) from investments	(5,897)
Net change in unrealized appreciation (depreciation) from futures contracts	3,139,289
Net change in unrealized appreciation (depreciation) from swap contracts	7,772
Net change in unrealized appreciation (depreciation) from foreign currency translations	(10,917)
Net realized and unrealized gain from investments, futures contracts, swap contracts and foreign currency related items	6,279,843
Net increase in net assets resulting from operations	$5,249,152

See Accompanying Notes to Consolidated Financial Statements.
10

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
From Operations
Net investment loss	$(1,030,691)	$(448,412)
Net realized gain from investments, futures contracts, swap contracts and foreign currency transactions	3,149,596	708,236
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts and foreign currency translations	3,130,247	1,047,910
Net increase in net assets resulting from operations	5,249,152	1,307,734

From Dividends and Distributions

Distributions from net realized gains
Class I	(873,874)	—
Class A	(160,800)	—
Class C	(30,498)	—
Net decrease in net assets resulting from dividends and distributions	(1,065,172)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	42,426,721	12,058,695
Reinvestment of dividends and distributions	1,065,172	—
Net asset value of shares redeemed	(7,050,750)[1]	(1,912,635)[2]
Net increase in net assets from capital share transactions	36,441,143	10,146,060
Net increase in net assets	40,625,123	11,453,794
Net Assets
Beginning of year	33,417,110	21,963,316
End of year	$74,042,233	$33,417,110
Undistributed (accumulated) net investment income (loss)	$211,153	$(49,759)

1  Net of $7 of redemption fees retained by the Fund.

2  Net of $524 of redemption fees retained by the Fund.

See Accompanying Notes to Consolidated Financial Statements.
11

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.36	$9.76	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.17)	(0.17)	(0.01)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	0.95	0.77	(0.23)
Total from investment operations	0.78	0.60	(0.24)
REDEMPTION FEES	0.00[3]	0.00[3]	0.00
LESS DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gains	(0.29)	—	—
Total dividends and distributions	(0.29)	—	—
Net asset value, end of year	$10.85[4]	$10.36	$9.76
Total return[5]	7.73%	6.15%	(2.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$69,190	$26,794	$21,768
Ratio of net expenses to average net assets	1.71%	1.70%	1.70%[6]
Ratio of expenses to average net assets excluding interest expense	1.70%	1.70%	1.70%[6]
Ratio of net investment loss to average net assets	(1.68)%	(1.64)%	(1.69)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.10%	1.10%	3.01%[6]
Portfolio turnover rate	—	—	—

1  For the period September 28, 2012 (commencement of operations) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

5  Total returns are historical and assume changes in share price. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
12

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.35	$9.76	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.20)	(0.20)	(0.02)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	0.94	0.79	(0.22)
Total from investment operations	0.74	0.59	(0.24)
REDEMPTION FEES	0.00[3]	0.00[3]	0.00
LESS DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gains	(0.29)	—	—
Total dividends and distributions	(0.29)	—	—
Net asset value, end of year	$10.80	$10.35	$9.76
Total return[4]	7.35%	6.05%	(2.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$3,294	$5,824	$98
Ratio of net expenses to average net assets	1.96%	1.95%	1.95%[5]
Ratio of expenses to average net assets excluding interest expense	1.95%	1.95%	1.95%[5]
Ratio of net investment loss to average net assets	(1.93)%	(1.90)%	(1.94)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.10%	1.10%	3.01%[5]
Portfolio turnover rate	—	—	—

1  For the period September 28, 2012 (commencement of operations) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
13

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.25	$9.75	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.27)	(0.27)	(0.02)
Net gain (loss) on investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	0.93	0.77	(0.23)
Total from investment operations	0.66	0.50	(0.25)
REDEMPTION FEES	0.00[3]	0.00[3]	0.00
LESS DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gains	(0.29)	—	—
Total dividends and distributions	(0.29)	—	—
Net asset value, end of year	$10.62	$10.25	$9.75
Total return[4]	6.62%	5.13%	(2.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$1,558	$800	$98
Ratio of net expenses to average net assets	2.71%	2.70%	2.70%[5]
Ratio of expenses to average net assets excluding interest expense	2.70%	2.70%	2.70%[5]
Ratio of net investment loss to average net assets	(2.68)%	(2.64)%	(2.70)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.10%	1.10%	3.01%[5]
Portfolio turnover rate	—	—	—

1  For the period September 28, 2012 (commencement of operations) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
14

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2014

Note 1. Organization

Credit Suisse Managed Futures Strategy Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks to achieve an investment result that corresponds generally to the risk and return patterns of managed futures funds. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund seeks to achieve its investment objective by investing directly and/or indirectly through the Credit Suisse Cayman Managed Futures Strategy Fund, Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, in a combination of securities and derivative instruments. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures, as well as other types of futures, swaps and options. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total net assets in the Subsidiary. As of October 31, 2014, the Fund held $8,134,686 in the Subsidiary, representing 11.0% of the Fund's consolidated net assets. See the Consolidated Schedule of Investments for securities held through the Subsidiary. For the year ended October 31, 2014, the net realized gain on securities held in the Subsidiary was $688,738.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and its Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

15

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been

16

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund's Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$6,002,250	$—	$6,002,250
Short-term Investments	—	59,488,000	—	59,488,000
	—	65,490,250	—	65,490,250
Other Financial Instruments*
Futures Contracts	$3,988,672	$—	$—	$3,988,672
Swap Contracts	—	88,796	—	88,796

*Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

The Fund follows Financial Accounting Standards Board ("FASB") amendments to authoritative guidance which requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2

17

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. The Fund also invests indirectly in derivative instruments through the Subsidiary. For the year ended October 31, 2014, the consolidated Funds' derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2014

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on futures contracts	$2,864,613	*	Unrealized depreciation on futures contracts	$—
Index Contracts	Unrealized appreciation on futures contracts	401,336	*	Unrealized depreciation on futures contracts	374,677	*
Interest Rate Contracts	Unrealized appreciation on futures contracts	1,097,400	*	Unrealized depreciation on futures contracts	—
Commodity Index Return Contracts	Unrealized appreciation on open swap contracts	491,683		Unrealized depreciation on open swap contracts	402,887
		$4,855,032			$777,564

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. Only the current day's variation margin is reported within the Consolidated Statement of Assets and Liabilities.

18

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain/Loss	Location	Unrealized Appreciation/ Depreciation
Foreign Exchange Contracts	Net realized gain from futures contracts	$2,194,531	Net change in unrealized appreciation (depreciation) from futures contracts	$2,648,600
Index Contracts	Net realized loss from futures contracts	(2,457,997)	Net change in unrealized appreciation (depreciation) from futures contracts	(414,802)
Interest Rate Contracts	Net realized gain from futures contracts	2,833,052	Net change in unrealized appreciation (depreciation) from futures contracts	905,491
Commodity Index Return Contracts	Net realized gain from swap contracts	639,685	Net change in unrealized appreciation (depreciation) from swap contracts	7,772
		$3,209,271		$3,147,061

The notional amount of futures contracts and swap contracts at the year ended October 31, 2014 are reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2014, the fund held average monthly notional values at net basis of $158,011,114 and $23,373,218 in futures and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

19

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets
Goldman Sachs	$491,683	$(402,887)	$—	$(88,796)	$—

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Liabilites Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs	$402,887	$(402,887)	$—	$—	$—

(a)  Swap contracts are included.

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

20

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. As a result, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute Qualifying Income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS will grant, such a private letter ruling to the Fund. If the Fund does not receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary will not be considered Qualifying Income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes. If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is

21

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts at October 31, 2014 are disclosed in the consolidated Schedule of Investments. At October 31, 2014, the amount of restricted cash held at brokers for the Fund was $4,610,085.

H) SWAPS — The Fund may enter into swap contracts either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified

22

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. The Fund's open swap contracts at October 31, 2014 are disclosed in the consolidated Schedule of Investments. At October 31, 2014, the amount of restricted cash held at brokers for the Fund was $2,520,000.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest

23

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2014, there were no securities out on loan. Securities lending income is accrued as earned.

J) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

K) NEW ACCOUNTING PRONOUNCEMENTS — In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under GAAP and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

24

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.15% of the Fund's average daily net assets. For the year ended October 31, 2014, investment advisory fees earned and fees waived/expenses reimbursed were $688,720 and $60,152, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2015. Credit Suisse contractually waives fees and reimburses expenses (excluding interest expense) so that the Fund's annual operating expenses will not exceed 1.70% of the Fund's average daily net assets for Class I shares, 1.95% of the Fund's average daily net assets for Class A shares, and 2.70% of the Fund's average daily net assets for Class C shares.

25

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

For the period ended October 31, 2014, the amounts waived and reimbursed by the Advisor, as well as the amounts available for recoupment/potential future recoupment by the Advisor and the expiration schedule at Ocbober 31, 2014 are as follows:

	Fee waivers/expense reimbursements subject to repayment*	Expires October 31, 2015	Expires October 31, 2016
Class I	$221,540	$26,573	$194,967
Class A	13,993	—	13,993
Class C	1,956	—	1,956
Totals	$237,489	$26,573	$210,915

*The Subsidiary is not eligible for recoupment.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2014, co-administrative services fees earned by Credit Suisse were $53,900.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2014, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $8,771.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2014, the Fund paid Rule 12b-1 distribution fees of $11,821 for Class A shares and $11,968 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. Some of the fees are paid by Credit Suisse on behalf of the Fund. For the year ended October 31, 2014, the Fund reimbursed Credit Suisse $11,279, which is included in the Fund's transfer agent expense.

26

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

For the year ended October 31, 2014, CSSU and its affiliates advised the Fund that they retained $77 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Merrill Corporation ("Merrill"), formerly an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2014, Merrill was paid $31,575 for its services by the Fund. This amount was included in the printing fees presented on the Consolidated Statement of Operations. Effective July 23, 2014, Merrill was no longer considered an affiliate.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first come first serve basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2014 and during the year ended October 31, 2014, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$—	$—	$0	$1,001,070

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I,

27

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 6. Capital Share Transactions

Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	4,000,396	$40,478,168	476,564	$4,927,737
Shares issued in reinvestment of dividends and distributions	85,842	873,874	—	—
Shares redeemed	(291,874)	(3,011,595)	(121,055)	(1,252,839)
Net increase	3,794,364	$38,340,447	355,509	$3,674,898
	Class A
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	126,119	$1,285,230	613,956	$6,405,758
Shares issued in reinvestment of dividends and distributions	15,827	160,800	—	—
Shares redeemed	(399,745)	(4,039,155)	(61,050)	(638,880)
Net increase (decrease)	(257,799)	$(2,593,125)	552,906	$5,766,878
	Class C
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	65,637	$663,323	70,016	$725,200
Shares issued in reinvestment of dividends and distributions	3,032	30,498	—	—
Shares redeemed	—	—	(1,992)	(20,916)
Net increase	68,669	$693,821	68,024	$704,284

Prior to February 1, 2014, the Fund imposed a redemption fee of 2% of the value of shares that were redeemed or exchanged within 30 days from the date of purchase. For the years ended October 31, 2014 and 2013, the redemption fees received by the Fund were $7 and $524, respectively. On February 1, 2014, the Fund eliminated the redemption fee.

28

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 6. Capital Share Transactions

On October 31, 2014, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	3	*	92%
Class A	2		95%
Class C	3	*	82%

*This includes the seed money from Merchant Holdings, Inc., an affiliate of Credit Suisse.

Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2014 and 2013, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain
2014	2013	2014	2013
$524,559	$—	$540,613	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of futures contracts marked to market and offering expenses. At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$1,026,068
Undistributed capital gain	3,570,690
Unrealized appreciation	1,086,939
$5,683,697

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital

29

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 7. Federal Income Taxes

losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire. The Fund has no pre-enactment capital loss carryforwards.

At October 31, 2014, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$65,487,809
Unrealized appreciation	$2,441
Unrealized depreciation	(—)
Net unrealized appreciation (depreciation)	$2,441

At October 31, 2014, the Fund reclassified $1,291,603 from accumulated net investment loss and $1,283,830 from accumulated net realized gain to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain/(loss) and subsidiary cumulative income/loss. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

30

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 9. Other Matters

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

31

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 9. Other Matters

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the court accepted and implemented the sentence as set out in the plea agreement. The court imposed no additional conditions beyond those contained in the agreement.

32

Credit Suisse Managed Futures Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Credit Suisse Managed Futures Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Managed Futures Strategy Fund (a separate fund of Credit Suisse Opportunity Funds)(the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 29, 2014

33

Credit Suisse Managed Futures Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	12

Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

34

Credit Suisse Managed Futures Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	9

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) from February 2007 to November 2007; Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014; Director of Miller Buckfire & Co., LLC (financial restructuring).

35

Credit Suisse Managed Futures Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	12

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013; Partner Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.

36

Credit Suisse Managed Futures Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002-2008.
Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

37

Credit Suisse Managed Futures Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

38

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  MFS-AR-1014

CREDIT SUISSE FUNDS

Annual Report

October 31, 2014

■  CREDIT SUISSE
MULTIALTERNATIVE STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief, the information contained in the attached financial statements for the year from November 1, 2013 to October 31, 2014, is accurate and complete.

Kenneth J. Lohsen, Managing Director
Credit Suisse Asset Management, LLC,
Commodity Pool Operator for the Credit Suisse Multialternative
Strategy Fund

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report
October 31, 2014 (unaudited)

December 22, 2014

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Multialternative Strategy Fund (the "Fund") for the 12-months ended October 31, 2014.

Performance Summary
11/01/13 – 10/31/14

Fund & Benchmark	Performance
Class I1	2.54%
Class A1,2	2.25%
Class C1,2	1.48%
Credit Suisse Hedge Fund Index[3]	5.17%
Credit Suisse Liquid Alternative Beta Index[4]	3.75%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: A positive period

The 12-months ended October 31, 2014 was a positive one for hedge funds with the Credit Suisse Hedge Fund Index (the "Index"), the Fund's primary benchmark, returning 5.17%.

Within the hedge fund universe, trend following strategies, such as managed futures, experienced gains despite periods of equity market volatility, as they are able to profit from both up and down trends in the markets.

Event driven managers generally benefitted from distressed credit, merger arbitrage, and special situations equity positions. However, event driven hedge fund managers generally struggled from a pull-back in special situations during Q3 2014, as well as catalyst-driven (e.g. corporate actions) equity and distressed credit names.

Despite equity market volatility in Q1 and October of 2014, directional equities performed positively overall during the period. When global equities exhibited weakness in Q3 2014, long/short equity managers generally succeeded in protecting capital due to their short positions — especially short positions in small- and mid-cap companies that were the hardest hit.

Strategic Review

For the 12-months ended October 31, 2014, the Fund underperformed the Index by 263 basis points on Class I, 292 basis points on Class A and 369 basis

1

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

points on Class C. The Fund follows a multi-strategy methodology and benefitted from long exposure across different markets and exposure to some trading strategies. For example, the long/short equity sub-strategy benefitted primarily from Nasdaq 100 and S&P 500 positions, despite the equity market volatility in Q1 and October 2014. The event driven sub-strategy benefitted from the proprietary Illiquidity Premium and iBoxx High Yield Index positions. The existence of the Illiquidity Premium factor in the model this year may indicate that hedge fund managers held illiquid positions. Allocations to the global strategies sub-strategy also resulted in gains, primarily due to positions in managed futures and the S&P 500 Put Write. The lowest performers were merger arbitrage, which offset some of the upside from the event driven sub-strategy. Overall, tracking error to the primary benchmark was consistent with historical ranges.

The Credit Suisse Liquid Alternative Beta Team

Dr. Sid Browne
Mark Nodelman
Jonathan Sheridan
Sheel Dhande

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in alternative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of alternative assets and strategies entails substantial risks, including risk of loss principal, arbitrage or fundamental risk, below investment grade securities risk, commodity exposure risks, concentration risk, derivatives risk, risks of investing in other funds, exchange-traded notes risk, credit risk, foreign securities risk, interest rate risk, market risk, model and style risk, forwards risk, futures contracts risk, index/tracking error risk, portfolio turnover risk, leveraging risk, swap agreements risk, small-and mid-cap stock risk, speculative exposure risk and tax risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

2

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2014; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Multialternative Strategy Fund1 Class I shares,
Class A shares2, Class C shares2 and the Dow Jones Credit Suisse
Hedge Fund Index3 and the Credit Suisse Liquid
Alternative Beta Index4 from Inception (03/30/12).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.70% of the Fund's average daily net assets for Class I shares, 1.95% of the Fund's average daily net assets for Class A shares and 2.70% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Total return for the Fund's Class A shares for the 12 months ended October 31, 2014, based on offering price (including maximum sales charge of 5.25%), was (3.11)%. Total return for the Fund's Class C shares for the same period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 0.50%.

3  Dow Jones Credit Suisse Hedge Fund Index is compiled by Credit Suisse Hedge Index LLC and CME Group Index Services LLC. It is an asset-weighted hedge fund index and includes only funds, as opposed to separate accounts. The Index uses the Credit Suisse database, which tracks over 9,000 funds, and consists only of funds with a minimum of US$50 million under management, a 12-month track record, and audited financial statements. It is calculated and rebalanced on a monthly basis, and shown net of all performance fees and expenses. An index does not have transaction costs; investors may not invest directly in an index.

4  Using only liquid securities, the Credit Suisse Liquid Alternative Beta Index seeks to replicate the return of the overall hedge fund industry, as represented by the Dow Jones Credit Suisse Hedge Fund Index. An index does not have transactions costs; investors may not invest directly in an index.

4

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Average Annual Returns as of October 31, 20141

	1 Year	Since Inception[2]
Class I	2.54%[3]	3.11%
Class A Without Sales Charge	2.25%[3]	2.86%
Class A With Maximum Sales Charge	(3.11)%	0.76%
Class C Without CDSC	1.48%[3]	2.10%
Class C With CDSC	0.50%	1.73%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 4.33% for Class I shares, 4.58% for Class A shares and 5.33% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements excluding securities sold short dividend expense are 1.70% for Class I shares, 1.95% for Class A shares and 2.70% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.70% of the Fund's average daily net assets for Class I shares, 1.95% of the Fund's average daily net assets for Class A shares and 2.70% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Inception Date March 30, 2012.

3  The calculated total return shown does not reflect adjustments required under U.S. GAAP made to the Net Asset Value as of October 31, 2014. The total return for Class I shares, Class A shares and Class C shares based on the Net Asset Value adjusted for financial statement purposes is 2.64%, 2.35% and 1.68%, respectively.

5

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2014.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2014

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,009.70	$1,008.80	$1,004.90
Expenses Paid per $1,000*	$9.52	$10.73	$14.60
Hypothetical 5% Fund Return
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,015.73	$1,014.52	$1,010.64
Expenses Paid per $1,000*	$9.55	$10.76	$14.65
	Class I	Class A	Class C
Annualized Expense Ratios*	1.88%	2.12%	2.89%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

7

Credit Suisse Multialternative Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Sector Breakdown*

	Long	Short	Net
Common Stocks	24.07%	(8.74)%	15.33%
Exchange Traded Funds	5.70	(0.00)	5.70
Investment Company	7.70	(0.00)	7.70
Rights[2]	0.00	(0.00)	0.00
United States Treasury Obligation	12.15	(0.00)	12.15
Short-Term Investment[1]	59.12	(0.00)	59.12
Total	108.74%	(8.74)%	100.00%

*  Expressed as a percentage of total long (short) investments, (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2014, if applicable.

2  This amount represents less than 0.01%.

8

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments
October 31, 2014

	Number of Shares	Value
LONG POSITIONS (46.3%)
COMMON STOCKS (22.5%)
FINLAND (0.2%)
Building Products (0.2%)
Sanitec Corp.*	2,053	$26,307
FRANCE (1.0%)
Construction Materials (0.9%)
Lafarge S.A.	1,765	122,467
Hotels, Restaurants & Leisure (0.1%)
Club Mediterranee S.A.*	323	9,099
		131,566
GERMANY (0.6%)
Media (0.6%)
Sky Deutschland AG*	9,860	83,226
IRELAND (1.3%)
Healthcare Equipment & Supplies (1.3%)
Covidien PLC	1,814	167,686
ITALY (0.4%)
Household Durables (0.4%)
Indesit Co. SpA*	4,366	60,041
NETHERLANDS (0.8%)
Food Products (0.3%)
Nutreco N.V.	801	40,112
Real Estate Investment Trusts (0.5%)
Corio N.V.	1,332	64,822
		104,934
UNITED KINGDOM (1.2%)
Diversified Telecommunication Services (0.4%)
Jazztel PLC*	3,505	56,025
Healthcare Providers & Services (0.3%)
Synergy Health PLC	1,092	32,666
Hotels, Restaurants & Leisure (0.2%)
Spirit Pub Co. PLC	17,227	29,283
Semiconductor Equipment & Products (0.3%)
CSR PLC	2,615	35,147
		153,121
UNITED STATES (17.0%)
Auto Components (0.6%)
TRW Automotive Holdings Corp.*	832	84,323

See Accompanying Notes to Consolidated Financial Statements.
9

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2014

	Number of Shares	Value
LONG POSITIONS
COMMON STOCKS
UNITED STATES
Banks (1.0%)
Hudson City Bancorp, Inc.	13,331	$128,644
Capital Markets (0.3%)
GFI Group, Inc.	6,332	34,826
Chemicals (1.5%)
Rockwood Holdings, Inc.	1,000	76,910
Sigma-Aldrich Corp.	567	77,061
Taminco Corp.*	1,870	48,414
		202,385
Diversified Telecommunication Services (0.8%)
tw telecom, Inc.*	2,490	106,522
Electric Utilities (1.2%)
Cleco Corp.	796	42,793
Pepco Holdings, Inc.	4,319	118,081
		160,874
Energy Equipment & Services (0.5%)
Dresser-Rand Group, Inc.*	741	60,540
Food Products (0.2%)
Chiquita Brands International, Inc.*	1,714	24,733
Healthcare Equipment & Supplies (1.0%)
Alere, Inc.*	1,439	57,517
CareFusion Corp.*	1,170	67,123
		124,640
Healthcare Providers & Services (0.3%)
Gentiva Health Services, Inc.*	2,001	39,420
Hotels, Restaurants & Leisure (0.7%)
Bally Technologies, Inc.*	690	55,476
Multimedia Games Holding Co., Inc.*	1,150	40,135
		95,611
Insurance (0.9%)
Protective Life Corp.	1,732	120,686
Internet Software & Services (0.4%)
Digital River, Inc.*	926	23,678
Move, Inc.*	1,324	27,738
		51,416
Media (1.3%)
Time Warner Cable, Inc.	1,194	175,769
Multi-utilities (0.6%)
Integrys Energy Group, Inc.	1,161	84,381
Multiline Retail (0.7%)
Family Dollar Stores, Inc.	1,181	92,460

See Accompanying Notes to Consolidated Financial Statements.
10

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2014

	Number of Shares	Value
LONG POSITIONS
COMMON STOCKS
UNITED STATES
Oil, Gas & Consumable Fuels (0.4%)
Athlon Energy, Inc.*	924	$53,869
Pharmaceuticals (0.3%)
Auxilium Pharmaceuticals, Inc.*	1,071	34,454
Real Estate Investment Trust (0.3%)
Glimcher Realty Trust	3,179	43,648
Semiconductor Equipment & Products (1.7%)
International Rectifier Corp.*	1,422	56,553
OmniVision Technologies, Inc.*	1,871	50,105
TriQuint Semiconductor, Inc.*	5,187	112,195
		218,853
Software (1.3%)
Compuware Corp.	5,354	54,343
Concur Technologies, Inc.*	504	64,673
Covisint Corp.*	750	2,168
TIBCO Software, Inc.*	2,026	47,348
		168,532
Tobacco (1.0%)
Lorillard, Inc.	2,228	137,022
		2,243,608
TOTAL COMMON STOCKS (Cost $2,966,547)		2,970,489
EXCHANGE TRADED FUNDS (5.3%)
UNITED STATES (5.3%)
Diversified Financial Services (5.3%)
iShares iBoxx $ High Yield Corporate Bond ETF	3,265	302,111
Powershares QQQ Trust Series 1	3,951	400,631
TOTAL EXCHANGE TRADED FUNDS (Cost $693,068)		702,742
INVESTMENT COMPANY (7.2%)
UNITED STATES (7.2%)
Credit Suisse Managed Futures Strategy Fund, I Shares (Cost $863,937)•	87,674	950,381
	Number of Rights
RIGHTS (0.0%)
UNITED STATES (0.0%)
Biotechnology (0.0%)
Trius Therapeutics, Inc. (Cost $0)*^	400	52
	Par (000)
UNITED STATES TREASURY OBLIGATION (11.3%)
United States Treasury Bill, 0.00% 12/18/2014 (Cost $1,500,000)^^^[2]	$1,500	1,500,000

See Accompanying Notes to Consolidated Financial Statements.
11

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2014

	Par (000)	Value
SHORT-TERM INVESTMENT (55.1%)
State Street Bank and Trust Co. Euro Time Deposit, 0.010% 11/03/2014 (Cost $7,296,000)	$7,296	$7,296,000
TOTAL INVESTMENTS AT VALUE/LONG POSITIONS (101.4%) (Cost $13,319,552)		13,419,664
TOTAL SECURITIES SOLD SHORT (-8.1%) (Proceeds $1,059,147)		(1,078,416)
OTHER ASSETS IN EXCESS OF LIABILITIES (6.7%)		891,411
NET ASSETS (100.0%)		$13,232,659
	Number of Shares
SHORT POSITIONS (-8.1%)
COMMON STOCKS (-8.1%)
FRANCE (-0.5%)
Real Estate Investment Trusts (-0.5%)
Klepierre	(1,518)	(65,689)
IRELAND (-0.1%)
Pharmaceuticals (-0.1%)
Endo International PLC*	(261)	(17,466)
SWITZERLAND (-0.9%)
Construction Materials (-0.9%)
Holcim Ltd., Reg S*[1]	(1,765)	(125,231)
UNITED KINGDOM (-0.2%)
Hotels, Restaurants & Leisure (-0.2%)
Greene King PLC	(2,277)	(29,277)
UNITED STATES (-6.4%)
Banks (-1.0%)
M&T Bank Corp.	(1,120)	(136,842)
Chemicals (-0.2%)
Albemarle Corp.	(480)	(28,022)
Construction & Engineering (-0.1%)
AECOM Technology Corp.*	(478)	(15,559)
Diversified Telecommunication Services (-0.6%)
Level 3 Communications, Inc.*	(1,743)	(81,764)
Healthcare Equipment & Supplies (-1.2%)
Becton Dickinson and Co.	(91)	(11,712)
Medtronic, Inc.	(1,734)	(118,189)
STERIS Corp.	(471)	(29,108)
		(159,009)
Media (-1.5%)
Comcast Corp., Class A	(3,432)	(189,961)
Multi-utilities (-0.5%)
Wisconsin Energy Corp.	(1,302)	(64,657)

See Accompanying Notes to Consolidated Financial Statements.
12

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2014

	Number of Shares	Value
SHORT POSITIONS
COMMON STOCKS
UNITED STATES
Real Estate Investment Trust (-0.1%)
Washington Prime Group, Inc.	(632)	$(11,142)
Semiconductor Equipment & Products (-0.9%)
RF Micro Devices, Inc.*	(8,688)	(113,031)
Tobacco (-0.3%)
Reynolds American, Inc.	(648)	(40,766)
		(840,753)
TOTAL SHORT POSITIONS (Proceeds $1,059,147)		$(1,078,416)

*  Non-income producing security.

•  Affiliated issuer. (See Note 3).

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

^^^  At October 31, 2014, this security has been pledged, in whole or in part, as collateral for open written options.

1  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

2  Zero-coupon security.

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
AUD	108,284	USD	94,717	11/20/14	JPMorgan Chase	$94,717	$95,076	$359
NOK	774,884	USD	117,567	11/20/14	JPMorgan Chase	117,567	114,718	(2,849)
NZD	167,397	USD	132,618	11/20/14	JPMorgan Chase	132,618	130,017	(2,601)
USD	52,245	CAD	58,985	11/19/14	JPMorgan Chase	(52,245)	(52,297)	(52)
USD	97,519	JPY	10,343,986	11/20/14	JPMorgan Chase	(97,519)	(92,281)	5,238
USD	135,154	SEK	970,184	11/20/14	JPMorgan Chase	(135,154)	(131,106)	4,048
USD	56,294	CHF	53,145	11/20/14	JPMorgan Chase	(56,294)	(55,224)	1,070
USD	47,384	GBP	29,586	11/20/14	JPMorgan Chase	(47,384)	(47,327)	57
USD	1,376	EUR	1,076	11/20/14	JPMorgan Chase	(1,376)	(1,349)	27
								$5,297

See Accompanying Notes to Consolidated Financial Statements.
13

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2014

Currency Abbreviations:

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

GBP = British Pound

JPY = Japanese Yen

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

USD = United States Dollar

Total Return Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$508,214	10/16/15	Goldman Sachs	Fee Plus LIBOR	MSCI Daily TR Emerging Markets Index	$(24,662)
USD	$448,000	03/20/15	Goldman Sachs	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	4,512
USD	$55,000	03/20/15	Goldman Sachs	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	23
USD	$412,000	03/20/15	Goldman Sachs	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	3,593
USD	$45,000	03/20/15	Goldman Sachs	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	381
USD	$56,643	08/18/15	Goldman Sachs	Russell 2000 Total Return Index	Fee Plus LIBOR	4,078
USD	$813,000	12/26/14	JPMorgan Chase	Fee Plus LIBOR	iBoxx $ Liquid High Yield Index	1,795
USD	$1,150,000	12/26/14	JPMorgan Chase	Fee Plus LIBOR	iBoxx $ Liquid High Yield Index	(33,751)
USD	$470,000	12/26/14	JPMorgan Chase	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	(3,744)
USD	$1,785,000	12/22/14	JPMorgan Chase	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	(13,288)
USD	$28,000	03/20/15	JPMorgan Chase	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	(4)
USD	$341,019	06/17/15	JPMorgan Chase	Russell 2000 Total Return Index	Fee Plus LIBOR	28,827
USD	$2,231,747	11/18/14	Societe Generale	NASDAQ-100 Total Return	Fee Plus LIBOR	28,315
						$(3,925)

See Accompanying Notes to Consolidated Financial Statements.
14

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2014

Credit Default Swap Contracts Bought

Currency	Notional Amount	Expiration Date	Counterparty	Referenced Obligation	Rate Paid by the Fund
USD	$265,800	12/20/19	Societe Generale	CDX North America High Yield Index	5.0%

Credit Received at 10/31/2014	Market Value	Upfront Premiums Received	Net Unrealized Appreciation (Depreciation)
—	$(18,566)	$13,152	$(5,414)

Option Contracts

Number of Contracts	Call Written Options	Expiration Date	Premiums Received	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
34	S&P 500 Index, Strike @ $2,025	11/22/14	$2,147	$(57,970)	$(55,823)
Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
34	S&P 500 Index, Strike @ $1,850	11/22/14	$152,570	$(5,440)	$147,130
Net Unrealized Appreciation (Depreciation)					$91,307

See Accompanying Notes to Consolidated Financial Statements.
15

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2014

Assets
Investments in unaffiliated issuers at value (Cost $12,455,615) (Note 2)	$12,469,283
Investment in affiliated issuer at value (Cost $863,937) (Note 3)	950,381
Cash	562
Cash segregated at brokers for swap contracts, written options and securities sold short (Note 2)	1,076,525
Cash segregated at brokers for centrally cleared swaps (Note 2)	34,844
Unrealized appreciation on open swap contracts (Note 2)	71,524
Unrealized appreciation on forward currency contracts (Note 2)	10,799
Receivable from investment adviser (Note 3)	9,792
Dividend and interest receivable	655
Prepaid expenses	18,667
Total assets	14,643,032
Liabilities
Administrative services fee payable (Note 3)	2,492
Shareholder servicing/Distribution fee payable (Note 3)	1,228
Securities sold short, at value (Proceeds $1,059,147) (Note 2)	1,078,416
Unrealized depreciation on open swap contracts (Note 2)	80,863
Outstanding written options, at value (Proceeds $154,717) (Note 2)	63,410
Payable for investments purchased	48,363
Trustees' fee payable	10,440
Payable for fund shares redeemed	6,736
Unrealized depreciation on forward currency contracts (Note 2)	5,502
Due to custodian for foreign currency at value (cost $1,578)	2,132
Interest payable for open swap contracts	2,003
Dividend expense payable on securities sold short	754
Upfront payments received on swap contracts (Note 2)	13,290
Accrued expenses	94,744
Total liabilities	1,410,373
Net Assets
Capital stock, $.001 par value (Note 6)	1,272
Paid-in capital (Note 6)	12,889,739
Accumulated net investment income	124,350
Accumulated net realized gain from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency transactions	49,749
Net unrealized appreciation from investments, swap contracts, written options, securities sold short and foreign currency translations	167,549
Net assets	$13,232,659
I Shares
Net assets	$11,451,360
Shares outstanding	1,098,635
Net asset value and offering price per share	$10.42
A Shares
Net assets	$437,774
Shares outstanding	42,204
Net asset value and redemption price per share	$10.37
Maximum offering price per share (net asset value/(1-5.25%))	$10.94[1]
C Shares
Net assets	$1,343,525
Shares outstanding	131,580
Net asset value, offering price and redemption price per share	$10.21

1  Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See Accompanying Notes to Consolidated Financial Statements.
16

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2014

Investment Income
Dividends	$40,525
Securities lending (net of rebates)	935
Foreign taxes withheld	(1,408)
Total investment income	40,052
Expenses
Investment advisory fees (Note 3)	120,297
Administrative services fees (Note 3)	17,391
Shareholder servicing/Distribution fees (Note 3)
Class A	956
Class C	15,965
Custodian fees	62,824
Audit and tax fees	52,100
Registration fees	49,317
Legal fees	45,356
Printing fees (Note 3)	29,902
Trustees' fees	28,420
Dividend expense for securities sold short	15,920
Transfer agent fees (Note 3)	14,455
Commitment fees (Note 4)	2,676
Insurance expense	612
Miscellaneous expense	13,485
Total expenses	469,676
Less: fees waived and expenses reimbursed (Note 3)	(258,977)
Net expenses	210,699
Net investment loss	(170,647)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts, Swap Contracts, Written Options, Securities Sold Short and Foreign Currency Related Items
Net realized loss from investments	(89,570)
Net realized gain from investment in affiliated issuer	26,575
Net realized gain distribution from affiliated issuer	27,371
Net realized loss from futures contracts	(217)
Net realized gain from swap contracts	432,336
Net realized gain from written options	59,476
Net realized gain from securities sold short	9,836
Net realized loss from foreign currency transactions	(72,533)
Net change in unrealized appreciation (depreciation) from investments	(27,338)
Net change in unrealized appreciation (depreciation) from investment in affiliated issuer	53,762
Net change in unrealized appreciation (depreciation) from swap contracts	(74,778)
Net change in unrealized appreciation (depreciation) from written options	71,812
Net change in unrealized appreciation (depreciation) from securities sold short	(19,269)
Net change in unrealized appreciation (depreciation) from foreign currency translations	15,939
Net realized and unrealized gain from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency related items	413,402
Net increase in net assets resulting from operations	$242,755

See Accompanying Notes to Consolidated Financial Statements.
17

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
From Operations
Net investment loss	$(170,647)	$(123,075)
Net realized gain from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency transactions	393,274	326,825
Net change in unrealized appreciation (depreciation) from investments, futures contracts, written options, securities sold short, swap contracts and foreign currency translations	20,128	181,844
Net increase in net assets resulting from operations	242,755	385,594
From Dividends and Distributions
Dividends from net investment income
Class I	—	(27,302)
Class A	—	(1,006)
Distributions from net realized gains
Class I	(168,910)	(4,398)
Class A	(9,044)	(220)
Class C	(54,515)	(1,132)
Net decrease in net assets resulting from dividends and distributions	(232,469)	(34,058)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	6,259,249	1,283,655
Reinvestment of dividends and distributions	232,469	34,058
Net asset value of shares redeemed	(746,929)	(397,505)
Net increase in net assets from capital share transactions	5,744,789	920,208
Net increase in net assets	5,755,075	1,271,744
Net Assets
Beginning of year	7,477,584	6,205,840
End of year	$13,232,659	$7,477,584
Undistributed (accumulated) net investment income (loss)	$124,350	$(33,877)

See Accompanying Notes to Consolidated Financial Statements.
18

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.48[2]	$9.95	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[3]	(0.15)	(0.15)	0.01
Net gain (loss) on investments, futures contracts, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.42	0.75	(0.06)
Total from investment operations	0.27	0.60	(0.05)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.06)	—
Distributions from net realized gains	(0.33)	(0.01)	—
Total dividends and distributions	(0.33)	(0.07)	—
Net asset value, end of year	$10.42	$10.48[2]	$9.95
Total return[4]	2.64%	6.11%	(0.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$11,451	$5,409	$4,904
Ratio of net expenses to average net assets	1.85%	1.78%	1.79%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	1.70%	1.70%	1.70%[5]
Ratio of net investment income (loss) to average net assets	(1.47)%	(1.49)%	0.21%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	431%	284%	228%

1  For the period March 30, 2012 (commencement of operations) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.
See Accompanying Notes to Consolidated Financial Statements.
19

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.46[2]	$9.93	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.18)	(0.18)	(0.01)
Net gain (loss) on investments, futures contracts, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.42	0.76	(0.06)
Total from investment operations	0.24	0.58	(0.07)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.04)	—
Distributions from net realized gains	(0.33)	(0.01)	—
Total dividends and distributions	(0.33)	(0.05)	—
Net asset value, end of year	$10.37	$10.46[2]	$9.93
Total return[4]	2.35%	5.96%	(0.70)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$438	$324	$228
Ratio of net expenses to average net assets	2.10%	2.03%	2.04%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	1.95%	1.95%	1.95%[5]
Ratio of net investment loss to average net assets	(1.73)%	(1.75)%	(0.18)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	431%	284%	228%

1  For the period March 30, 2012 (commencement of operations) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
20

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.37[2]	$9.89	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.25)	(0.25)	(0.06)
Net gain (loss) on investments, futures contracts, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.42	0.74	(0.05)
Total from investment operations	0.17	0.49	(0.11)
LESS DIVIDENDS AND DISTRIBUTIONS
Distributions from net realized gains	(0.33)	(0.01)	—
Total dividends and distributions	(0.33)	(0.01)	—
Net asset value, end of year	$10.21	$10.37[2]	$9.89
Total return[4]	1.68%	5.15%	(1.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$1,344	$1,745	$1,074
Ratio of net expenses to average net assets	2.85%	2.77%	2.79%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	2.70%	2.70%	2.70%[5]
Ratio of net investment loss to average net assets	(2.48)%	(2.49)%	(1.00)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	431%	284%	228%

1  For the period March 30, 2012 (commencement of operations) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
21

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2014

Note 1. Organization

Credit Suisse Multialternative Strategy Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks to achieve total return consistent with the risk and return patterns of a diversified universe of hedge funds. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodities derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Multialternative Strategy Fund, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total net assets in the Subsidiary. As of October 31, 2014, the Fund held $36,096 in the Subsidiary, representing 0.3% of the Fund's consolidated net assets. See the Consolidated Schedule of Investments for securities held through the Subsidiary. For the year ended October 31, 2014, there was no realized gain (loss) on securities held in the Subsidiary.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and its Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

22

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange?traded funds, futures contracts and certain indices and these securities are categorized as Level 2. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Option contracts on securities, currencies, indices, futures contracts, swaps and other instruments are valued at the mid-point between the last bid and ask quotations as of the close of trading on the exchange which the option is traded. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which

23

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund's Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$2,494,520	$475,969	$—	$2,970,489
Exchange Traded Funds	702,742	—	—	702,742
Investment Companies	950,381	—	—	950,381
Rights	—	—	52	52
United States Treasury Obligations	—	1,500,000	—	1,500,000
Short-term Investment	—	7,296,000	—	7,296,000
Securities Sold Short
Common Stocks	(858,219)	(220,197)	—	(1,078,416)
	$3,289,424	$9,051,772	$52	$12,341,248
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$5,297	$—	$5,297
Swap Contracts	—	(9,339)	—	(9,339)
Written Options	(63,410)	—	—	(63,410)

*  Other financial instruments include unrealized appreciation(depreciation) on forwards, swaps, and written options, at value.

As of October 31, 2014, the amounts shown by the Fund as being Level 3 securities that were measured at fair value amounted to less than 0.01% of net assets.

The Fund follows Financial Accounting Standards Board ("FASB") amendments to authoritative guidance which requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. The Fund also invests indirectly in derivative instruments through the Subsidiary. For the year ended October 31, 2014, the consolidated Funds' derivatives did not qualify for hedge accounting as they are held at fair value.

25

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

Fair Values of Derivative Instruments as of October 31, 2014.

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$10,799	Unrealized depreciation on forward currency contracts	$5,502
Index Contracts	Unrealized appreciation on open swap contracts	71,524	Unrealized depreciation on open swap contracts	80,863
Equity Contracts	Outstanding written options, at value	—	Outstanding written options, at value	63,410	*
		$82,323		$149,775

*Written options are reported at market value.

Effect of Derivative Instruments on the consolidated Statement of Operations

	Location	Realized Gain/Loss	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized loss from foreign currency	$(72,533)	Net change in unrealized appreciation (depreciation) from foreign currency transactions	$15,939
Index Contracts	Net realized loss from futures contracts	(217)	Net change in unrealized appreciation (depreciation) from futures contracts	—
Index Contracts	Net realized gain from swap		Net change in unrealized appreciation (depreciation) from
	contracts	432,336	swap contracts	(74,778)
Equity Contracts	Net realized gain from written options	59,476	Net change in unrealized appreciation (depreciation) from written options	71,812
		$419,062		$12,973

The notional amount of futures contracts, forward foreign currency contracts, swap contracts and written options at the year ended October 31, 2014 are reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2014, the Fund held average monthly notional values on a net basis of $35,208, $5,721,528 and $1,755,286 in futures contracts, swap contracts and forward foreign currency contracts, respectively. For the year ended October 31, 2014, the Fund received average monthly premiums of $115,704 from written options contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return,

26

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs	$12,587	$(12,587)	$—	$—	$—
JPMorgan Chase	41,421	(41,421)	—	—	—
Societe Generale	28,315	—	—	—	28,315
	$82,323	$(54,008)	$—	$—	$28,315

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Liabilites Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Goldman Sachs	$88,072	$(12,587)	$—	$(75,485)	$—
JPMorgan Chase	56,289	(41,421)	—	—	14,868
	$144,361	$(54,008)	$—	$(75,485)	$14,868

(a)  Swap contracts, written options and Forward foreign currency exchange contracts are included. Written options are reported at market value.

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is

27

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The IRS has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. As a result, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute Qualifying Income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS will grant, such a private letter ruling to the Fund. If the Fund does not request and receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary will not be considered Qualifying Income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes. If the Fund is unable

28

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) SHORT SALES — The Fund enters into short sales transactions collateralized by cash deposits received from brokers in connection with securities lending activities and securities. The collateral amounts required are determined daily by reference to the market value of the short positions. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential Fund losses. The use by the Fund of short sales in combination with long positions in the Fund in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short

29

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. At October 31, 2014, the amount of restricted cash held at brokers was $542,200.

H) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At October 31, 2014, the Fund had no open futures contracts. At October 31, 2014, the amount of restricted cash held at brokers was $24,783.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. The Fund's open forward foreign currency contracts at October 31, 2014 are disclosed in the consolidated Schedule of Investments.

30

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

J) SWAPS — The Fund may enter into swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

31

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty. The Fund's open swap contracts at October 31, 2014 are disclosed in the consolidated Schedule of Investments. At October 31, 2014, the amount of restricted cash held at brokers and centrally cleared swaps for the Fund were $260,000 and 34,844, respectively.

K) OPTION CONTRACTS — The Fund will enter into options contracts to gain exposure to risk volatility based assets. When the Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid. The Fund did not invest in any purchased options at October 31, 2014.

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for

32

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. The Fund's exchange traded written options at October 31, 2014 are disclosed in the consolidated Schedule of Investments. At October 31, 2014, the amount of restricted cash held at brokers was $249,542.

For the year ended October 31, 2014, transactions for written options on securities, interest rate swaps and futures were as follows:

	Number of Contracts	Premium Received
Written Options, outstanding as of October 31, 2013	27	$30,835
Options written	1,106	2,552,662
Options closed	(936)	(2,206,660)
Options exercised	(28)	(80,544)
Options expired	(101)	(141,576)
Written Options, outstanding as of October 31, 2014	68	$154,717

L) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash deposits are shown as collateral for securities on loan on the Consolidated Statement of Assets and Liabilities. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. For the year ended October 31, 2014, the fund had no securities on loan.

33

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2014, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $1,102, of which $2 was rebated from borrowers (brokers). The Fund retained $935 in income from the cash collateral investment, and SSB, as lending agent, was paid $165. Securities lending income is accrued as earned.

M) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

N) FOREIGN INVESTMENTS RISK — The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

O) NEW ACCOUNTING PRONOUNCEMENTS — In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under GAAP and also sets forth certain measurement

34

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

P) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.15% of the Fund's average daily net assets. For the year ended October 31, 2014, investment advisory fees earned and fees waived/expenses reimbursed were $120,297 and $258,977, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and were limited or expenses are paid. This contract may not be terminated before February 28, 2015. Credit Suisse contractually waives fees and reimburses expenses (excluding Acquired Fund Fees and Expenses, dividend expense related to short sales, interest charges on Fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with GAAP, extraordinary expenses, and any other expenses that may be approved by the governing Board of Trust) so that the Fund's annual operating expenses

35

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

will not exceed 1.70% of the Fund's average daily net assets for Class I shares, 1.95% of the Fund's average daily net assets for Class A shares, and 2.70% of the Fund's average daily net assets for Class C shares.

For the period ended October 31, 2014, the amounts waived and reimbursed by the Advisor, as well as the amounts available for recoupment/potential future recoupment by the Advisor and the expiration schedule at Ocbober 31, 2014 are as follows:

	Fee waivers/ expense reimbursements subject to repayment*	Expires October 31, 2015	Expires October 31, 2016	Expires October 31, 2017
Class I	$763,833	$271,955	$290,327	$201,552
Class A	32,249	8,047	15,111	9,091
Class C	160,421	26,842	95,562	38,016
Totals	$956,503	$306,844	$401,000	$248,659

*The Subsidiary is not eligible for recoupment.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2014, co-administrative services fees earned by Credit Suisse were $9,415.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2014, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $7,976.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2014, the Fund paid Rule 12b-1 distribution fees of $956 for Class A shares and $15,965 for Class C shares. Class I shares were not subject to Rule 12b-1 distribution fees.

36

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. Some of the fees are paid by Credit Suisse on behalf of the Fund. For the year ended October 31, 2014, the Fund reimbursed Credit Suisse $11,638, which is included in the Fund's transfer agent expense.

For the year ended October 31, 2014, CSSU and its affiliates advised the Fund that they retained $31 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Merrill Corporation ("Merrill"), formerly an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2014, Merrill was paid $31,961 for its services by the Fund. This amount was included in the printing fees presented on the Consolidated Statement of Operations. Effective July 23, 2014, Merrill was no longer considered an affiliate.

Affiliated Issuers — The Fund may invest in Underlying Credit Suisse Funds. The Underlying Credit Suisse Funds in which the Fund invests are considered to be affiliated investments. The Fund invested 7% of the Fund's net assets in affiliated issuers. Investments in affiliated funds are valued at the affiliated fund's net asset value per share ("NAV") as of the report date. A summary of the Fund's transactions with an affiliated Underlying Credit Suisse Fund during the year ended October 31, 2014 is as follows:

Issuer	Value of Affiliate at 10/31/2013	Purchases	Sales	Gain (loss)	Net realized gain distribution	Value of Affiliate at 10/31/2014
Credit Suisse Managed Futures Strategy Fund	$1,013,974	$1,051,371	$1,195,300	$26,575	$27,371	$950,381

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first come first serve basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31,

37

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 4. Line of Credit

2014 and during the year ended October 31, 2014, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities
Purchases	Sales
$12,051,349	$7,616,373

Securities sold short and purchases to cover securities sold short were as follows:

Investment Securities
Purchases to Cover	Securities Sold Short
$2,330,121	$2,306,469

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	577,382	$5,956,752	19,951	$210,698
Shares issued in reinvestment of dividends and distributions	16,674	168,910	3,170	31,699
Shares redeemed	(11,539)	(119,905)	—	—
Net increase	582,517	$6,005,757	23,121	$242,397

38

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 6. Capital Share Transactions

	Class A
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	23,801	$244,841	15,142	$154,575
Shares issued in reinvestment of dividends and distributions	896	9,044	123	1,226
Shares redeemed	(13,458)	(139,274)	(7,231)	(73,284)
Net increase	11,239	$114,611	8,034	$82,517
	Class C
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	5,639	$57,656	91,378	$918,382
Shares issued in reinvestment of dividends and distributions	5,446	54,515	114	1,133
Shares redeemed	(47,716)	(487,750)	(31,887)	(324,221)
Net increase (decrease)	(36,631)	$(375,579)	59,605	$595,294

Prior to February 1, 2014, the Fund imposed a redemption fee of 2% of the value of shares that were redeemed or exchanged within 30 days from the date of purchase. For the years ended October 31, 2014 and 2013, the Fund did not receive any redemption fees. On February 1, 2014, the Fund eliminated the redemption fee.

On October 31, 2014, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	3	*	83%
Class A	4	*	98%
Class C	1		93%

*This includes the seed money from Merchant Holdings, Inc., an affiliate of Credit Suisse.

Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

39

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 7. Federal Income Taxes

The tax characteristics of dividends paid during the years ended October 31, 2014 and 2013, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain
2014	2013	2014	2013
$162,523	$32,710	$69,946	$1,348

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, forward contracts marked to market, options contracts marked to market, total return swaps marked to market, amortization of upfront payment for credit default swaps and deferred organizational expenses. At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$259,250
Undistributed capital gain	78,835
Unrealized appreciation	30,171
$368,256

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire. The Fund has no pre-enactment capital loss carryforwards.

At October 31, 2014, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$13,320,960
Unrealized appreciation	$151,834
Unrealized depreciation	(53,130)
Net unrealized appreciation (depreciation)	$98,704

40

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 7. Federal Income Taxes

At October 31, 2014, the proceeds from securities sold short (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Proceeds from investments	$1,059,147
Unrealized appreciation	$30,856
Unrealized depreciation	(50,125)
Net unrealized appreciation (depreciation)	$(19,269)

At October 31, 2014, the Fund reclassified $328,874 from accumulated net investment loss and $328,874 from accumulated net realized gain to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss), swap gain (loss) re-classed to income, credit default swaps upfront payment sold and distribution re-designations. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement

41

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 9. Other Matters

also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment

42

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2014

Note 9. Other Matters

companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the court accepted and implemented the sentence as set out in the plea agreement. The court imposed no additional conditions beyond those contained in the agreement.

43

Credit Suisse Multialternative Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Credit Suisse Multialternative Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Multialternative Strategy Fund (a separate fund of Credit Suisse Opportunity Funds)(the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 29, 2014

44

Credit Suisse Multialternative Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	12

Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

45

Credit Suisse Multialternative Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	10

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) from February 2007 to November 2007; Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014; Director of Miller Buckfire & Co., LLC (financial restructuring).

46

Credit Suisse Multialternative Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	12

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013; Partner Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

47

Credit Suisse Multialternative Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	PrincipalOccupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002-2008.
Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

48

Credit Suisse Multialternative Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

49

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  MSF-AR-1014

CREDIT SUISSE FUNDS

Annual Report

October 31, 2014

■  CREDIT SUISSE
EMERGING MARKETS EQUITY
FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report
October 31, 2014 (unaudited)

December 22, 2014

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Emerging Markets Equity Fund (the "Fund"), for the period from the Fund's inception on December 26, 2013 to October 31, 2014.

Performance Summary
12/26/13 – 10/31/14

Fund & Benchmark	Performance
Class I1	3.60%
Class A1,2	3.40%
Class C1,2	2.80%
MSCI Emerging Markets USD Index NR3	4.63%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: A bumpy ride with a positive ending

The since inception period ended October 31, 2014 was a challenging one for emerging markets. The MSCI Emerging Markets Index "MSCI EM", the Fund's benchmark, was up 4.63% for the period.

Emerging market equities provided a bumpy ride for the start of 2014, ultimately finishing the first quarter down 0.43%. The Fund performed slightly ahead of the market, finishing down 0.20% for the quarter. The emerging markets were afflicted with a number of shocks during the first quarter. No sooner than interest rate hikes in the more fragile markets such as India, Turkey and Brazil had stabilized weak currencies, then Argentina devalued the peso by roughly 20%. This led to panic among investors that started an orderly but persistent wave of selling within the asset class. Subsequently, tensions in the Ukraine reached a boil as the President left the country and Russian troops entered Crimea, placing severe pressure on any equity that had Russian exposure, with the index there down close to 25% in mid-March.

During the second quarter, the MSCI EM gained 6.6%, outperforming developed markets, despite a military coup in Thailand and renewed violence in Iraq. India rallied more than 13% in response to the new leadership of Modi and several Indian positions contributed positively to Fund performance. Russia was the next best market performer, gaining over 10% — a rebound from the depths of fear in the first quarter. Some subsequently ill-timed selling in the Russian Growth and Financials stages detracted from performance as

1

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

momentum trends began to falter. More broadly, large caps outperformed small caps, and the Growth stage re-established its leadership. Amidst the initial euphoria, the opportunity to gain from a stock selection strategy was difficult, and the Fund trailed in the early May rally. As June matured, the Fund gained some traction and finished the quarter up 5.88% — 71 basis points behind the market.

The market's strong second quarter absolute returns continued through the end of August as improved Chinese industrial production and rising U.S. employment data bolstered investors' spirits. Toward the end of August, however, markets became angst ridden with renewed fears regarding the U.S. Fed's "tapering" and unexpected election polls in Brazil. The Brazilian incumbent candidate, Dilma Rousseff, had polled behind the more market friendly competitors. As polls began tilting back in her favor in September, the market dropped 19%. Further, although "tapering" fears are not new, many of the "fragile five" countries that were punished a year ago on tapering fears have made good progress shoring up their external accounts for the inevitable tighter liquidity scenarios to come. The panicked selling of September brought the benchmark to a 3.49% loss for the third quarter, with the Fund trailing by 56bps.

In October, the markets regained some stability although the feared outcome of a second term for Rousseff became reality. The MSCI EM rallied, gaining 1.18%, and the Fund gained back a portion of the underperformance from September, gaining 1.77%, 59 bps ahead of the market. Year to date, the MSCI EM has gained 3.63%, while the Fund has risen 3.18%.

Strategic Review and Outlook: Optimistic for outperformance going forward

During Q1, the performance of the Fund was influenced by several sub-currents. The Growth stage was the largest negative contributor during the quarter and appeared to be related to investors selling their strongest performers in the face of continued redemptions. The top positive contributor was the Cash Cow stage, whose stronger performers were mostly mid-sized companies, ranging from solar panel manufacturers in China, to Korean media players and South African retailers.

In the second quarter, the Fund began to benefit from valuation as the dominant alpha theme and positive stock selection in the mature Industrial Life Cycle (ILC) stages. Additionally, the inversion in momentum that took place at the end of the first quarter waned, causing a slightly higher than normal level of trading in the Growth stage. This led to trades out of areas

2

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

including Korean online games and South African drugs, while we traded into Asian factory automation and Korean cosmetics.

July and August saw strong relative returns driven by stock selection in most ILC stages, although Growth was the highlight. Price momentum and valuation reversed in the third quarter, resulting in price trends that drove Growth stage performance in Korean cosmetics and furniture names. The portfolio's Restructuring stage suffered in September when valuation as a factor faltered and stocks tied to Brazilian economic growth declined as Rousseff gained in the polls. This led to negative selection and caused the overall underperformance of the Fund in Q3.

In October, although Brazil gained only 0.52% as a market, the Brazil stocks in the Fund started to trade more in line with expectations, delivering more than 400bps of relative outperformance. Aside from the tailwinds of a rationalized Brazilian market, the Fund's overall performance was aided by several later stage telecom and construction stocks in Turkey. This offers a good example of what we would expect from the portfolio during fundamentally driven environments — diversified outperformance from stock selection.

At the end of Q3, the Fund's top country exposures were China/Hong Kong, Taiwan and Brazil, while the top sector exposures were financials, information technology, and consumer discretionary.

We believe fears will subside and much of the disorder dealt during Q3 will correct itself. 2014 has been an important year in Emerging Markets where over a billion people have voted across the globe in emerging markets countries. India and Brazil are the shining examples of opposite outcomes of exuberance and pessimism this year. There is now an interesting mix of new and old leadership looking to take these countries into the next cycle of development. As witnessed in October, with a gradual recovery in the developed world underway, hopefully the path has been set for an environment where our ILC stock selection will deliver more consistent outperformance.

Global Equity Investment Group

Alfred S. Bryant

Foreign investments involve significant risks including risk of loss of principal, currency risk, derivatives risk, emerging markets risk, equity exposure risk, foreign securities risk, information risk, political risk, access risk, operational risk, liquidity

3

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

risk, manager risk, market risk, and small- and mid-cap stock risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2014; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

4

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Emerging Markets Equity Fund1 Class I Shares, Class A Shares2, Class C Shares2 and MSCI Emerging Markets USD Index NR3 from Inception (12/26/13).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares and 2.25% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was (1.99)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 1.80%.

3  Morgan Stanley Capital International (MSCI) Emerging Markets USD Index NR.

5

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Average Annual Returns as of October 31, 20141

Since Inception[2]
Class I	3.60%
Class A Without Sales Charge	3.40%
Class A With Maximum Sales Charge	(1.99)%
Class C Without CDSC	2.80%
Class C With CDSC	1.80%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 2.63% for Class I shares, 2.88% for Class A shares and 3.63% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 1.25% for Class I shares, 1.50% for Class A shares and 2.25% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares and 2.25% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Inception Date December 26, 2013.

6

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2014.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

7

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2014

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,036.00	$1,033.00	$1,030.10
Expenses Paid per $1,000*	$6.41	$7.69	$11.51
Hypothetical 5% Fund Return
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,018.90	$1,017.64	$1,013.86
Expenses Paid per $1,000*	$6.36	$7.63	$11.42
	Class I	Class A	Class C
Annualized Expense Ratios*	1.25%	1.50%	2.25%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

8

Credit Suisse Emerging Markets Equity Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Sector Breakdown*

Financials	19.8%
Information Technology	19.5
Consumer Discretionary	11.0
Energy	9.5
Consumer Staples	7.6
Industrials	7.2
Commingled Fund	6.8
Materials	6.1
Utilities	4.4
Telecommunication Services	3.6
Short-Term Investment[1]	2.6
Health Care	1.9
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2014, if applicable.

9

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments
October 31, 2014

	Number of Shares	Value
COMMON STOCKS (89.2%)
BRAZIL (8.5%)
Commercial Banks (2.1%)
Banco do Brasil S.A.	42,800	$483,745
Diversified Consumer Services (2.2%)
Kroton Educacional S.A.	73,600	529,775
Household Durables (1.4%)
Cyrela Brazil Realty S.A.	24,700	124,031
MRV Engenharia e Participacoes S.A.	59,500	198,758
		322,789
Insurance (0.7%)
Porto Seguro S.A.	13,900	168,265
IT Services (1.3%)
Cielo S.A.	18,000	298,296
Metals & Mining (0.8%)
Vale S.A., ADR	18,100	182,629
		1,985,499
CHILE (1.7%)
Electric Utilities (1.7%)
Enersis S.A., ADR	25,100	396,329
CHINA (14.8%)
Commercial Banks (4.1%)
Agricultural Bank of China Ltd., Series H	547,000	254,186
Bank of China Ltd., Series H	586,600	280,775
China CITIC Bank Corp. Ltd., Series H	423,700	276,017
Chongqing Rural Commercial Bank Co. Ltd., Series H	288,700	138,939
		949,917
Construction & Engineering (1.2%)
China Communications Construction Co. Ltd., Series H	358,500	275,213
Construction Materials (1.0%)
China National Building Material Co. Ltd., Series H	243,200	225,485
Independent Power Producers & Energy Traders (1.8%)
Huaneng Power International, Inc., Series H	340,500	418,182
Internet Software & Services (2.7%)
Baidu, Inc., ADR*	1,000	238,770
Sohu.com, Inc.*	2,500	121,475
Tencent Holdings Ltd.	17,500	281,263
		641,508
Life Sciences Tools & Services (0.6%)
WuXi PharmaTech Cayman, Inc., ADR*	3,900	147,030
Metals & Mining (0.7%)
China Hongqiao Group Ltd.	212,000	163,132

See Accompanying Notes to Financial Statements.
10

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2014

	Number of Shares	Value
COMMON STOCKS
CHINA
Oil, Gas & Consumable Fuels (1.7%)
China Petroleum & Chemical Corp., Series H	274,900	$238,395
CNOOC Ltd.	96,200	150,390
		388,785
Real Estate Management & Development (0.4%)
Country Garden Holdings Co. Ltd.	220,000	86,432
Semiconductors & Semiconductor Equipment (0.6%)
JA Solar Holdings Co. Ltd., ADR*	16,300	136,431
		3,432,115
COLOMBIA (1.6%)
Oil, Gas & Consumable Fuels (1.6%)
Ecopetrol S.A., ADR	13,600	364,480
HONG KONG (5.9%)
Capital Markets (0.8%)
Sun Hung Kai & Co. Ltd.	253,000	188,063
Chemicals (0.8%)
Huabao International Holdings Ltd.	251,900	180,121
Communications Equipment (0.7%)
China Fiber Optic Network System Group Ltd.	552,000	167,452
Construction & Engineering (0.8%)
China Singyes Solar Technologies Holdings Ltd.*	101,800	194,953
Construction Materials (0.7%)
China Resources Cement Holdings Ltd.	243,200	164,747
Industrial Conglomerates (1.5%)
Hutchison Whampoa Ltd.	16,500	209,653
Jardine Strategic Holdings Ltd.	3,700	131,893
		341,546
Real Estate Management & Development (0.6%)
Shimao Property Holdings Ltd.	66,100	142,433
		1,379,315
INDIA (2.4%)
Automobiles (2.4%)
Tata Motors Ltd., ADR	12,000	565,200
INDONESIA (0.9%)
Food Products (0.9%)
Indofood Sukses Makmur Tbk PT	368,500	208,142
ISRAEL (1.2%)
Pharmaceuticals (1.2%)
Taro Pharmaceutical Industries Ltd.*	1,800	291,492

See Accompanying Notes to Financial Statements.
11

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2014

	Number of Shares	Value
COMMON STOCKS
JAPAN (0.9%)
Household Products (0.9%)
Pigeon Corp.	3,200	$199,871
MEXICO (2.2%)
Food & Staples Retailing (1.5%)
Wal-Mart de Mexico S.A.B. de C.V., Series V	150,200	347,903
Transportation Infrastructure (0.7%)
OHL Mexico S.A.B. de C.V.*	56,200	157,518
		505,421
PANAMA (1.1%)
Commercial Banks (1.1%)
Banco Latinoamericano de Comercio Exterior S.A., Series E	7,500	252,300
RUSSIA (3.7%)
Oil, Gas & Consumable Fuels (3.7%)
Gazprom OAO, ADR	24,000	158,352
Gazprom OAO, ADR	3,800	25,178
Lukoil OAO, ADR	13,700	671,985
		855,515
SINGAPORE (2.7%)
Commercial Banks (1.1%)
DBS Group Holdings Ltd.	18,000	258,776
Industrial Conglomerates (1.6%)
Sembcorp Industries Ltd.	95,200	359,926
		618,702
SOUTH AFRICA (4.5%)
Food & Staples Retailing (1.4%)
The SPAR Group Ltd.	28,177	329,158
Paper & Forest Products (0.6%)
Sappi Ltd.*	35,500	140,383
Specialty Retail (1.3%)
The Foschini Group Ltd.	26,900	303,617
Wireless Telecommunication Services (1.2%)
MTN Group Ltd.	12,300	271,934
		1,045,092
SOUTH KOREA (10.7%)
Automobiles (2.2%)
Hyundai Motor Co.	1,300	206,286
Kia Motors Corp.	6,100	296,292
		502,578
Construction & Engineering (1.1%)
Daelim Industrial Co. Ltd.	3,690	244,426

See Accompanying Notes to Financial Statements.
12

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2014

	Number of Shares	Value
COMMON STOCKS
SOUTH KOREA
Diversified Telecommunication Services (0.8%)
KT Corp.	6,100	$187,938
Electronic Equipment, Instruments & Components (1.5%)
LG Display Co. Ltd.*	6,500	191,354
LG Innotek Co. Ltd.*	1,900	149,811
		341,165
Household Durables (0.8%)
Hanssem Co. Ltd.	1,600	190,714
Insurance (0.8%)
Hyundai Marine & Fire Insurance Co. Ltd.	7,300	192,795
Personal Products (1.4%)
Amorepacific Corp.	155	332,822
Semiconductors & Semiconductor Equipment (1.2%)
Samsung Electronics Co. Ltd.	230	268,213
Software (0.9%)
Com2uSCorp*	1,200	218,459
		2,479,110
TAIWAN (13.8%)
Commercial Banks (1.6%)
King's Town Bank Co. Ltd.	159,000	173,896
SinoPac Financial Holdings Co. Ltd.	436,111	189,349
		363,245
Computers & Peripherals (3.4%)
Asustek Computer, Inc.	30,900	315,495
Catcher Technology Co. Ltd.	38,100	321,630
Pegatron Corp.	79,300	144,524
		781,649
Electronic Equipment, Instruments & Components (3.4%)
Hon Hai Precision Industry Co. Ltd.	205,960	651,863
Largan Precision Co. Ltd.	2,100	147,523
		799,386
Leisure Equipment & Products (0.8%)
Merida Industry Co. Ltd.	27,700	191,341
Personal Products (0.5%)
Grape King Bio Ltd.	29,600	123,729
Semiconductors & Semiconductor Equipment (4.1%)
Taiwan Semiconductor Manufacturing Co. Ltd.	219,900	953,238
		3,212,588

See Accompanying Notes to Financial Statements.
13

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2014

	Number of Shares	Value
COMMON STOCKS
THAILAND (7.3%)
Chemicals (1.6%)
PTT Global Chemical PCL	196,900	$374,817
Commercial Banks (3.0%)
Bangkok Bank PCL, NVDR	57,400	348,999
Krung Thai Bank PCL, NVDR	504,000	360,600
		709,599
Food Products (1.1%)
Thai Union Frozen Products PCL	112,500	257,331
Oil, Gas & Consumable Fuels (1.6%)
PTT PCL	32,400	366,079
		1,707,826
TURKEY (4.3%)
Construction & Engineering (0.6%)
Tekfen Holding AS*	55,300	139,203
Diversified Telecommunication Services (1.6%)
Turk Telekomunikasyon AS	132,100	379,878
Oil, Gas & Consumable Fuels (1.2%)
Tupras Turkiye Petrol Rafinerileri AS	12,800	277,926
Real Estate Investment Trusts (0.9%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	188,600	212,068
		1,009,075
UNITED KINGDOM (1.0%)
Insurance (1.0%)
Old Mutual PLC	72,000	223,622
TOTAL COMMON STOCKS (Cost $20,242,224)		20,731,694
PREFERRED STOCKS (2.9%)
BRAZIL (2.9%)
Commercial Banks (1.9%)
Itau Unibanco Holding S.A.	30,100	451,128
Electric Utilities (1.0%)
Cia Energetica de Minas Gerais	38,800	224,976
TOTAL PREFERRED STOCKS (Cost $627,294)		676,104
EXCHANGE TRADED FUNDS (6.9%)
FRANCE (3.2%)
Lyxor ETF MSCI India*	43,250	743,459
LUXEMBOURG (3.0%)
db x-trackers CNX Nifty UCITS ETF*	5,125	708,634
UNITED STATES (0.7%)
iShares MSCI Emerging Markets ETF	3,700	155,955
TOTAL EXCHANGE TRADED FUNDS (Cost $1,310,821)		1,608,048

See Accompanying Notes to Financial Statements.
14

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
October 31, 2014

	Par (000)	Value
SHORT-TERM INVESTMENT (2.7%)
State Street Bank and Trust Co. Euro Time Deposit, 0.010% 11/03/2014 (Cost $621,000)	$621	$621,000
TOTAL INVESTMENTS AT VALUE (101.7%) (Cost $22,801,339)		23,636,846
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.7%)		(386,385)
NET ASSETS (100.0%)		$23,250,461

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

NVDR = Non-Voting Depository Receipt

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
15

Credit Suisse Emerging Markets Equity Fund
Statement of Assets and Liabilities
October 31, 2014

Assets
Investments at value (Cost $22,801,339) (Note 2)	$23,636,846
Cash	443
Receivable for investments sold	229,119
Dividend receivable	15,728
Deferred offering costs (Note 3)	10,256
Receivable for fund shares sold	3,468
Prepaid expenses	21,943
Total assets	23,917,803
Liabilities
Investment advisory fee payable (Note 3)	34,210
Administrative services fee payable (Note 3)	26,107
Shareholder servicing/Distribution fee payable (Note 3)	1,097
Due to custodian for foreign currency at value (cost $332,529)	329,918
Payable for investments purchased	183,228
Trustees' fee payable	9,678
Offering costs (Note 3)	1,173
Payable to adviser	10,256
Accrued expenses	71,675
Total liabilities	667,342
Net Assets
Capital stock, $.001 par value (Note 6)	2,244
Paid-in capital (Note 6)	22,577,929
Undistributed net investment income	336,253
Accumulated net realized loss on investments and foreign currency transactions	(503,994)
Net unrealized appreciation from investments and foreign currency translations	838,029
Net assets	$23,250,461
I Shares
Net assets	$21,040,402
Shares outstanding	2,030,005
Net asset value, offering price and redemption price per share	$10.36
A Shares
Net assets	$1,182,308
Shares outstanding	114,307
Net asset value and redemption price per share	$10.34
Maximum offering price per share (net asset value/(1-5.25%))	$10.91
C Shares
Net assets	$1,027,751
Shares outstanding	100,000
Net asset value, offering price and redemption price per share	$10.28

See Accompanying Notes to Financial Statements.
16

Credit Suisse Emerging Markets Equity Fund
Statement of Operations
For the Period Ended October 31, 20141

Investment Income
Dividends	$617,603
Foreign taxes withheld	(58,012)
Total investment income	559,591
Expenses
Investment advisory fees (Note 3)	160,468
Administrative services fees (Note 3)	91,701
Shareholder servicing/Distribution fees (Note 3)
Class A	2,317
Class C	8,633
Audit and tax fees	57,100
Offering costs (Note 3)	56,590
Trustees' fees	25,778
Legal fees	23,140
Printing fees (Note 3)	21,640
Transfer agent fees (Note 3)	11,693
Custodian fees	10,685
Registration fees	9,643
Commitment fees (Note 4)	2,829
Insurance expense	366
Miscellaneous expense	5,180
Total expenses	487,763
Less: fees waived and expenses reimbursed (Note 3)	(253,941)
Net expenses	233,822
Net investment income	325,769
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(483,236)
Net realized loss from foreign currency transactions	(12,757)
Net change in unrealized appreciation (depreciation) from investments	835,507
Net change in unrealized appreciation (depreciation) from foreign currency translations	2,522
Net realized and unrealized gain from investments and foreign currency related items	342,036
Net increase in net assets resulting from operations	$667,805

1  For the period December 26, 2013 (commencement of operations) through October 31, 2014.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Emerging Markets Equity Fund
Statement of Changes in Net Assets

For the Period Ended October 31, 2014[1]
From Operations
Net investment income	$325,769
Net realized loss from investments and foreign currency transactions	(495,993)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	838,029
Net increase in net assets resulting from operations	667,805
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	22,618,171
Net asset value of shares redeemed	(35,515)
Net increase in net assets from capital share transactions	22,582,656
Net increase in net assets	23,250,461
Net Assets
Beginning of period	—
End of period	$23,250,461
Undistributed net investment income	$336,253

1  For the period December 26, 2013 (commencement of operations) through October 31, 2014.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.16
Net gain on investments and foreign currency related items (both realized and unrealized)	0.20
Total from investment operations	0.36
Net asset value, end of period	$10.36
Total return[3]	3.60%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$21,040
Ratio of net expenses to average net assets	1.25%[4]
Ratio of net investment income to average net assets	1.88%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.38%[4]
Portfolio turnover rate	50%

1  For the period December 26, 2013 (commencement of operations) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
19

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.15
Net gain on investments and foreign currency related items (both realized and unrealized)	0.19
Total from investment operations	0.34
Net asset value, end of period	$10.34
Total return[3]	3.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,182
Ratio of net expenses to average net assets	1.50%[4]
Ratio of net investment income to average net assets	1.72%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.38%[4]
Portfolio turnover rate	50%

1  For the period December 26, 2013 (commencement of operations) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
20

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.08
Net gain on investments and foreign currency related items (both realized and unrealized)	0.20
Total from investment operations	0.28
Net asset value, end of period	$10.28
Total return[3]	2.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,028
Ratio of net expenses to average net assets	2.25%[4]
Ratio of net investment income to average net assets	0.91%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.38%[4]
Portfolio turnover rate	50%

1  For the period December 26, 2013 (commencement of operations) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
21

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements
October 31, 2014

Note 1. Organization

Credit Suisse Emerging Markets Equity Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks capital appreciation. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995. The Fund commenced operations on December 26, 2013.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and

22

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund's Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

23

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2		Level 3	Total
Investments in Securities
Common Stocks	$5,030,121	$15,701,573	*	$—	$20,731,694
Preferred Stocks	—	676,104		—	676,104
Exchange Traded Funds	1,608,048	—		—	1,608,048
Short-term Investment	—	621,000		—	621,000
	$6,638,169	$16,998,677		$—	$23,636,846

*Fair value factor has been applied.

The Fund follows Financial Accounting Standards Board ("FASB") amendments to authoritative guidance which requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended October 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. The Fund has not entered into any derivative or hedging activities during the period covered by this report.

24

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

25

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Statement of Assets and Liabilities.

I) FOREIGN INVESTMENTS RISK — The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations

26

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Because these Funds may invest a significant portion of their assets in these markets, they are subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

J) NEW ACCOUNTING PRONOUNCEMENTS — In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under GAAP and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

K) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an

27

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

annual rate of 0.90% of the Fund's average daily net assets. For the period ended October 31, 2014, investment advisory fees earned and fees waived/expenses reimbursed were $160,468 and $253,941, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2015. Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares, and 2.25% of the Fund's average daily net assets for Class C shares.

For the period ended October 31, 2014, the amounts waived and reimbursed by the Advisor, as well as the amounts available for recoupment/potential future recoupment by the Advisor and the expiration schedule at Ocbober 31, 2014 are as follows:

	Fee waivers/expense reimbursements subject to repayment	Expires October 31, 2017
Class I	$228,447	$228,447
Class A	13,198	13,198
Class C	12,296	12,296
Totals	$253,941	$253,941

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the period ended October 31, 2014, co-administrative services fees earned by Credit Suisse were $16,047.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the period ended October 31, 2014, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $75,654.

28

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the period ended October 31, 2014, the Fund paid Rule 12b-1 distribution fees of $2,317 for Class A shares and $8,633 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. Some of the fees are paid by Credit Suisse on behalf of the Fund. For the period ended October 31, 2014, the Fund reimbursed Credit Suisse $31, which is included in the Fund's transfer agent expense.

For the period ended October 31, 2014, CSSU and its affiliates advised the Fund that they retained $267 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Merrill Corporation ("Merrill"), formerly an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the period ended October 31, 2014, Merrill was paid $14,662 for its services by the Fund. This amount was included in the printing fees presented on the Statement of Operations. Effective July 23, 2014, Merrill was no longer considered an affiliate.

Offering costs, including initial registration cost, were deferred and will be charged to expenses over the Fund's first 12 months of operation. For the period ended October 31, 2014, $56,590 has been expensed to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first come first serve basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight

29

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 4. Line of Credit

Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2014 and during the period ended October 31, 2014, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the period ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) were $32,507,724 and $10,327,889, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Period Ended October 31, 2014[1]
	Shares	Value
Shares sold	2,033,391	$20,470,437
Shares redeemed	(3,386)	(35,515)
Net increase	2,030,005	$20,434,922
	Class A
	For the Period Ended October 31, 2014[1]
	Shares	Value
Shares sold	114,307	$1,147,734
Net increase	114,307	$1,147,734
	Class C
	For the Period Ended October 31, 2014[1]
	Shares	Value
Shares sold	100,000	$1,000,000
Net increase	100,000	$1,000,000

1  For the period December 26, 2013 (commencement of operations) through October 31, 2014.

30

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 6. Capital Share Transactions

On October 31, 2014, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	2	*	95%
Class A	2	*	96%
Class C	1	*	100%

*This includes the seed money from Merchant Holdings, Inc., an affiliate of Credit Suisse.

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

There were no dividends paid by the fund to shareholders during the period ended October 31, 2014.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to passive foreign investment company un-reversed inclusions, wash sales and organizational expenses. At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$668,109
Accumulated realized loss	(496,626)
Unrealized appreciation	527,218
$698,701

At October 31, 2014, the Fund had $485,770 of unlimited short-term and $10,856 of unlimited long-term capital loss carryforwards to offset possible future capital gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried

31

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 7. Federal Income Taxes

forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire. The Fund has no pre-enactment capital loss carryforwards.

At October 31, 2014, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$23,112,150
Unrealized appreciation	$1,693,153
Unrealized depreciation	(1,168,457)
Net unrealized appreciation (depreciation)	$524,696

At October 31, 2014, the Fund reclassified $10,484 to accumulated net investment income and $8,001 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatment of foreign currency gain (loss) and non-deductible 12b-1 and blue sky expenses. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

32

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 9. Other Matters

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

33

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 9. Other Matters

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the court accepted and implemented the sentence as set out in the plea agreement. The court imposed no additional conditions beyond those contained in the agreement.

34

Credit Suisse Emerging Markets Equity Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Credit Suisse Emerging Markets Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Emerging Markets Equity Fund(a separate fund of Credit Suisse Opportunity Funds) (the "Fund") at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period December 26, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 29, 2014

35

Credit Suisse Emerging Markets Equity Fund
Tax Information (unaudited)

Foreign Tax Credits

The Fund expects to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2014, the total amount of foreign taxes that is expected to pass through to shareholders and foreign source income for information reporting purposes will be $58,012 and $627,700 respectively. Complete information regarding the Fund's foreign tax credit pass through to shareholders for 2014 will be reported in conjunction with Form 1099-DIV.

36

Credit Suisse Emerging Markets Equity Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	12

Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

37

Credit Suisse Emerging Markets Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	10

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) from February 2007 to November 2007; Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014; Director of Miller Buckfire & Co., LLC (financial restructuring).

38

Credit Suisse Emerging Markets Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	12

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013; Partner Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

39

Credit Suisse Emerging Markets Equity Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002-2008.
Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

40

Credit Suisse Emerging Markets Equity Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

41

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  EMF-AR-1014

CREDIT SUISSE FUNDS

Annual Report

October 31, 2014

■  CREDIT SUISSE
FLOATING RATE HIGH INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report
October 31, 2014 (unaudited)

December 22, 2014

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Floating Rate High Income Fund (the "Fund"), for the 12-months ended October 31, 2014.

Performance Summary
11/01/13 – 10/31/14

Fund & Benchmark	Performance
Class I1	2.94%
Class A1,2	2.53%
Class B1,2	1.77%
Class C1,2	1.77%
Credit Suisse Leveraged Loan Index Total Return[3]	3.77%

Performance shown for the Fund's Class A, Class B and Class C Shares does not reflect sales charges, which are a maximum of 4.75%, 4.00% and 1.00%, respectively.2

Market Review: A positive period for senior secured loans

The 12-months ended October 31, 2014, was a positive one for the senior secured loan asset class. The Credit Suisse Leveraged Loan Index Total Return (the "Index"), returned 3.77% for the period. The discount margin for senior loans, using a three-year average life assumption, widened 0.17% during the period to +515 basis points. Returns represented mostly coupon clipping as the average price of the Index finished the period at 97.61, down by 0.61 points.

The last 12-months have presented an opportunity for corporations to refinance their balance sheets. According to JP Morgan, there was $553 billion in loan issuance, with re-financings/re-pricings representing 54% of that total and with leveraged buyout and dividend activity representing most of the remainder.

On the demand side, the loan mutual funds had enjoyed inflows for much of 2013 and the beginning of 2014. Flows reversed to negative in April, thus bringing the total flow for the last twelve months to -$8.4 billion, according to JPMorgan. Collateralized loan obligations ("CLOs"), however, have been issued at record pace, with $122.2 billion issued over the same period, more than offsetting any negative mutual fund flows.

Fundamentals in the senior secured loan market have been strong, with current and expected defaults continuing to contract. Default rates ended the period at 3.28%, elevated from the $19.5 billion Energy Futures ("TXU") default that occurred in 2014. Absent TXU, default rates are 0.24%. With few maturities

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

looming, solid overall EBITDA growth among loan issuers, and expectations of economic growth in the intermediate term, default rates are anticipated to remain low.

From a quality point-of view, the lower rated portion of the Credit Suisse Leveraged Loan Index Total Return outperformed for the year. Distressed (CC, C, and Default) posted the highest returns, at 18.71%, followed by CCC/Split CCC loans which returned 7.30% during the period. Split BBB and BB rated loans underperformed with respective returns of 2.27% and 2.45%.

Strategic Review and Outlook: Anticipating a continued positive environment

For the 12-months ended October 31, 2014, the Fund underperformed the Index. Positive security selection in NR & Ba1 rated debt, oil and gas, and metals & mining contributed to returns. Conversely, allocations to utilities and printing/publishing detracted from performance.

Portfolio exposures remain underweight in the lower-rated, higher beta names in the Index that typically experience higher volatility during market corrections. Fundamentals within the loan space are relatively stable. Though we have seen increased leverage, interest coverage remains healthy as many companies have taken advantage of robust conditions over the past few years to re-finance their debt and extend maturities. However, potential exogenous shocks, such as oil price volatility, may contribute to elevated volatility in the near future. These factors, coupled with supply and demand dynamics between mutual fund flows, CLO creation and the new issue pipeline, will likely drive returns in the first half of 2015. Looking further out, most market participants expect the Fed to raise short-term interest rates in mid to late 2015. Given that loans typically have short interest rate exposure and coupons that are based on short-term rates, the asset class should benefit from a rising rate environment.

The Credit Suisse Credit Investments Group Team

John G. Popp
Thomas J. Flannery
Louis I. Farano
Wing Chan

Senior secured floating rate loans ("Senior Loans") are subject to risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2014; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Floating Rate High Income Fund1 Class I shares and the
Credit Suisse Leveraged Loan Index3 for Ten Years.

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Floating Rate High Income Fund1 Class A shares2,
Class B shares2, and Class C shares2 and the Credit Suisse
Leveraged Loan Index3 for Ten Years.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Voluntary waivers and/or reimbursements may be discontinued at any time.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (2.37)%. Total return for the Fund's Class B shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 4.00%), was (2.18)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 0.78%.

3  Credit Suisse Leveraged Loan Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar denominated institutional leveraged loan market. An index does not have transaction costs, investors cannot invest directly in an index.

Average Annual Returns as of October 31, 20141

	1 Year	5 Years	10 Years	Since Inception
Class I Class	2.94%	8.01%	6.30%	6.74%
Class A Without Sales Charge	2.53%	7.75%	6.03%	6.29%
Class A With Maximum Sales Charge	(2.37)%	6.71%	5.52%	5.96%
Class B Without CDSC	1.77%	6.95%	5.25%	5.48%
Class B With CDSC	(2.18)%	6.95%	5.25%	5.48%
Class C Without CDSC	1.77%	6.91%	5.23%	5.55%
Class C With CDSC	0.78%	6.91%	5.23%	5.55%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 0.77% for Class I shares, 1.02% for Class A shares, 1.77% for Class B shares and 1.77% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 0.70% for Class I shares, 0.95% for Class A shares, 1.70% for Class B shares and 1.70% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. Voluntary waivers and/or reimbursements may be discontinued at any time.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2014.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2014

Actual Fund Return	Class I	Class A	Class B	Class C
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,008.80	$1,006.10	$1,002.40	$1,002.40
Expenses Paid per $1,000*	$3.54	$4.80	$8.58	$8.58
Hypothetical 5% Fund Return
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,021.68	$1,020.42	$1,016.64	$1,016.64
Expenses Paid per $1,000*	$3.57	$4.84	$8.64	$8.64
	Class I	Class A	Class B	Class C
Annualized Expense Ratios*	0.70%	0.95%	1.70%	1.70%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

Credit Suisse Floating Rate High Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of October 31, 2014)

S&P Ratings
BBB	3.3%
BB	29.8
B	58.4
CCC	3.4
NR	3.8
Subtotal	98.7
Equity and Other	0.0
Short-Term Investment[1]	1.3
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2014, if applicable.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (83.7%)
Aerospace & Defense (0.9%)
$2,403	Camp International Holding Co.#	(B-, B2)	05/31/19	4.750	$2,405,877
1,000	Camp International Holding Co.#	(CCC, Caa2)	11/30/19	8.250	1,006,250
12,057	LM U.S. Corp. Acquisition, Inc.#	(B-, B2)	10/25/19	4.750	12,000,787
1,400	LM U.S. Corp. Acquisition, Inc.#	(CCC, Caa2)	01/25/21	8.250	1,382,500
					16,795,414
Airlines (0.9%)
6,907	Delta Air Lines, Inc.#	(BBB-, Ba1)	10/18/18	3.250	6,774,390
10,103	United Airlines, Inc.#	(BB-, Ba2)	04/01/19	3.500	9,923,274
					16,697,664
Auto Parts & Equipment (2.4%)
2,000	ABRA, Inc.#	(CCC+, Caa1)	09/19/22	8.250	2,000,000
8,440	Affinia Group Intermediate Holdings, Inc.#	(B, B2)	04/27/20	4.750	8,439,530
5,724	American Tire Distributors Holdings, Inc.#	(CCC+, B2)	06/01/18	5.750	5,734,714
5,985	CS Intermediate Holdco 2 LLC#	(BB-, B1)	04/04/21	4.000	5,932,631
6,000	Gates Global, Inc.#	(B+, B2)	07/05/21	4.250	5,942,670
2,900	MPG Holdco I, Inc.#	(BB+, Ba3)	10/20/21	4.500	2,906,046
4,961	UCI International, Inc.#	(B, Ba3)	07/26/17	5.500	4,962,903
9,176	Veyance Technologies, Inc.#	(B, B2)	09/08/17	5.250	9,162,997
					45,081,491
Automakers (0.2%)
2,873	Chrysler Group LLC#	(BB+, Ba1)	05/24/17	3.500	2,862,075
Banking (2.3%)
7,387	Citco Funding LLC#	(NR, B1)	06/29/18	4.250	7,344,164
9,425	Duff & Phelps Investment Management Co.#	(B, B2)	04/23/20	4.500	9,348,880
9,405	McJunkin Red Man Corp.#	(BB-, B2)	11/08/19	5.000	9,431,475
11,857	Ocwen Financial Corp.#	(B, B2)	02/15/18	5.000	11,471,857
3,545	Ship Luxco 3 Sarl#£	(B+, Ba3)	11/29/19	5.750	5,689,407
					43,285,783
Beverages (0.5%)
7,940	Del Monte Foods, Inc.#	(B, B2)	02/18/21	4.253	7,480,989
1,500	Del Monte Foods, Inc.#	(CCC+, Caa1)	08/18/21	8.250	1,350,000
					8,830,989
Building Materials (1.5%)
10,856	ABC Supply Co., Inc.#	(BB+, B1)	04/16/20	3.500	10,643,680
4,566	Interline Brands, Inc.#	(B, B2)	03/17/21	4.000	4,479,333
12,289	Roofing Supply Group LLC#	(B, B3)	05/31/19	5.000	12,140,697
					27,263,710
Chemicals (8.2%)
2,600	Allnex (Luxembourg) & Cy S.C.A.#	(B+, Ba3)	10/03/19	4.500	2,588,965
3,949	Allnex (Luxembourg) & Cy S.C.A.#€	(B+, Ba3)	10/04/19	4.750	4,935,865
1,349	Allnex U.S.A., Inc.#	(B+, Ba3)	10/03/19	4.500	1,343,290
See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Chemicals
$14,178	Ascend Performance Materials LLC#	(B, B2)	04/10/18	6.750	$13,788,510
16,984	Axalta Coating Systems U.S. Holding, Inc.#	(B+, B1)	02/01/20	3.750	16,746,559
3,358	AZ Chem U.S., Inc.#	(BB-, Ba3)	06/12/21	4.500	3,361,407
13,734	Chromaflo Technologies Corp.#	(B, B2)	12/02/19	4.500	13,690,820
2,500	Chromaflo Technologies Corp.#	(B-, Caa2)	05/30/20	8.250	2,506,250
4,000	Colouroz Investment 1 GmbH#	(NR, Caa1)	09/06/22	8.250	3,850,000
9,975	Gemini HDPE LLC#	(B+, Ba2)	08/07/21	4.750	9,933,478
12,430	Houghton International, Inc.#	(B+, B1)	12/20/19	4.000	12,305,489
13,342	Ineos U.S. Finance LLC#	(BB-, Ba3)	05/04/18	3.750	13,189,641
5,126	Kronos, Inc.#	(B-, B1)	10/30/19	4.500	5,112,952
6,848	Minerals Technologies, Inc.#	(BB, Ba3)	05/09/21	4.000	6,839,359
8,285	Nexeo Solutions LLC#	(B+, B2)	09/08/17	5.000	8,206,171
623	OEP Pearl Dutch Acquisition B.V.#	(B, B1)	03/30/18	6.500	624,551
1,250	Oxbow Carbon LLC#	(B+, B3)	01/17/20	8.000	1,225,000
3,960	OXEA Finance Sarl#€	(BB-, B1)	01/15/20	4.500	4,884,409
2,985	OXEA Finance LLC#	(BB-, B1)	01/15/20	4.250	2,921,495
3,982	Polymer Group, Inc.#	(B-, B2)	12/19/19	5.250	3,997,414
8,154	Ravago Holdings America, Inc.#	(BB-, B2)	12/20/20	5.500	8,159,062
4,059	Royal Adhesives and Sealants LLC#	(B, B1)	07/31/18	5.500	4,083,927
4,500	Royal Adhesives and Sealants LLC#	(CCC+, Caa2)	01/31/19	9.750	4,550,625
3,530	Sonneborn LLC#	(B, B1)	03/30/18	6.500	3,539,122
1,463	Vantage Specialty Chemicals, Inc.#	(B, B2)	02/10/19	5.000	1,457,984
					153,842,345
Computer Hardware (0.3%)
4,838	Dell, Inc.#	(BB+, Ba2)	04/29/20	4.500	4,852,383
Consumer Products (0.6%)
3,980	ABG Intermediate Holdings 2 LLC#	(B+, B1)	05/27/21	5.500	3,965,075
2,790	Calceus Acquisition, Inc.#	(B, B2)	01/31/20	5.000	2,720,107
4,801	NBTY, Inc.#	(B+, Ba3)	10/01/17	3.500	4,708,233
					11,393,415
Consumer/Commercial/Lease Financing (0.5%)
10,378	Home Loan Servicing Solutions Ltd.#	(BB-, B2)	06/19/20	4.500	9,780,906
Diversified Capital Goods (2.0%)
15,307	Brand Energy & Infrastructure Services, Inc.#	(B, B1)	11/26/20	4.750	15,249,702
3,990	Compass Group Diversified Holdings LLC#	(BB-, Ba3)	06/04/21	4.250	3,962,569
1,238	Douglas Dynamics Holdings, Inc.#	(BB, B1)	04/18/18	5.750	1,238,053
14,299	Husky Injection Molding Systems Ltd.#	(B, B1)	06/30/21	4.250	14,099,747
2,500	Husky Injection Molding Systems Ltd.#	(CCC+, Caa1)	06/30/22	7.250	2,456,250
					37,006,321
Electric - Distribution/Transportation (0.8%)
5,000	Gas Natural Fenosa Telecomunicaciones S.A.#€	(B, B2)	07/30/21	5.019	6,229,265
9,446	Generac Power Systems, Inc.#	(BB-, B1)	05/31/20	3.250	9,274,404
					15,503,669

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Electronics (3.3%)
$5,645	Applied Systems, Inc.#	(B+, B1)	01/25/21	4.250	$5,597,884
11,471	Avago Technologies Cayman Ltd.#	(BBB-, Ba1)	05/06/21	3.750	11,456,222
13,450	CCC Information Services, Inc.#	(B+, B1)	12/20/19	4.000	13,259,325
10,131	Freescale Semiconductor, Inc.#	(B, B1)	02/28/20	4.250	10,008,100
4,914	Presidio, Inc.#	(B+, B1)	03/31/17	5.000	4,913,617
11,803	TriZetto Corp.#	(B-, B1)	05/02/18	4.750	11,773,831
1,000	TriZetto Corp.#	(CCC, Caa1)	03/28/19	8.500	1,007,500
4,150	Zebra Technologies Corp.#	(BB+, Ba2)	09/30/21	4.750	4,185,877
					62,202,356
Energy - Exploration & Production (0.8%)
4,000	Chief Exploration & Development LLC#	(NR, NR)	05/12/21	7.500	3,875,000
3,500	Energy Future Intermediate Holding Co. LLC#	(BB, Ba3)	06/19/16	4.250	3,498,687
8,203	EP Energy LLC#	(B+, Ba3)	05/24/18	3.500	8,022,163
					15,395,850
Environmental (0.2%)
3,428	Waste Industries U.S.A., Inc.#	(B+, B1)	03/17/17	4.000	3,411,184
Food - Wholesale (2.5%)
11,656	Allflex Holdings III, Inc.#	(B, B2)	07/17/20	4.250	11,442,350
2,100	Allflex Holdings III, Inc.#	(B-, B2)	07/19/21	8.000	2,078,128
13,237	Big Heart Pet Brands#	(B+, B1)	03/08/20	3.500	12,769,730
5,626	Dole Food Co., Inc.#	(B-, B2)	11/01/18	4.501	5,613,593
1,985	JBS U.S.A. Holdings, Inc.#	(BB, Ba2)	09/18/20	3.750	1,960,150
12,557	U.S. Foods, Inc.#	(B-, B2)	03/31/19	4.500	12,533,736
1,761	Weight Watchers International, Inc.#	(B+, B1)	04/02/20	4.000	1,354,199
					47,751,886
Gaming (0.4%)
5,000	Aristocrat Leisure Ltd.#	(BB, Ba2)	10/20/21	4.750	4,976,575
1,967	MGM Resorts International#	(BB, Ba2)	12/20/19	3.500	1,947,375
					6,923,950
Health Facilities (2.9%)
4,489	Curo Health Services LLC#	(B, B2)	06/08/20	5.750	4,410,197
10,742	Drumm Investors LLC#	(B, B2)	05/04/18	6.750	10,842,715
12,899	Heartland Dental Care, Inc.#	(B, B1)	12/21/18	5.500	12,914,955
9,762	Premier Dental Services, Inc.#	(B, B3)	11/01/18	6.000	9,627,357
1,947	Surgical Care Affiliates, Inc.#	(B, B2)	12/29/17	4.233	1,927,564
11,382	Surgical Care Affiliates, Inc.#	(B, B2)	06/29/18	4.000	11,292,177
967	United Surgical Partners International, Inc.#	(B, B1)	04/19/17	4.250	966,186
2,463	United Surgical Partners International, Inc.#	(B, B1)	04/03/19	4.750	2,467,117
					54,448,268
Health Services (3.9%)
13,923	ABB Concise Optical Group LLC#	(B, B2)	02/06/19	4.503	13,844,701
5,570	Alvogen Pharma U.S., Inc.#	(B-, B3)	05/23/18	7.000	5,639,179

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Health Services
$11,203	Ardent Medical Services, Inc.#	(B+, B1)	07/02/18	6.750	$11,265,852
362	Catalent Pharma Solutions, Inc.#	(BB-, B3)	12/29/17	6.500	362,754
1,590	Faenza Acquisition GmbH#	(B, Ba3)	08/28/20	4.250	1,587,993
5,282	Faenza Acquisition GmbH#	(B, Ba3)	08/31/20	4.250	5,275,124
1,883	Ikaria, Inc.#	(B-, B1)	02/12/21	5.000	1,885,700
3,000	Ikaria, Inc.#	(CCC, Caa1)	02/14/22	8.750	3,022,500
10,897	INC Research, Inc.#	(BB-, Ba2)	07/12/18	4.250	10,837,582
10,000	Surgery Center Holdings, Inc.#	(B, B1)	11/03/20	5.250	10,000,050
3,000	Surgery Center Holdings, Inc.#	(CCC+, Caa2)	11/03/21	8.500	2,955,015
6,138	Valitas Health Services, Inc.#	(B-, B3)	06/02/17	6.000	5,984,777
					72,661,227
Hotels (1.8%)
7,425	Four Seasons Holdings, Inc.#	(BB-, B1)	06/27/20	3.500	7,371,651
18,296	Hilton Worldwide Finance LLC#	(BB+, Ba3)	10/26/20	3.500	18,142,976
8,315	La Quinta Intermediate Holdings LLC#	(BB-, B1)	04/14/21	4.000	8,268,146
					33,782,773
Household & Leisure Products (1.0%)
12,665	Serta Simmons Holdings LLC#	(B+, B1)	10/01/19	4.250	12,573,261
6,660	Tempur-Pedic International, Inc.#	(BB, Ba3)	03/18/20	3.500	6,588,869
					19,162,130
Insured (0.6%)
11,940	Sedgwick, Inc.#	(B, B1)	03/01/21	3.750	11,629,560
Investments & Misc. Financial Services (1.7%)
11,011	Altisource Solutions Sarl#	(B+, B2)	12/09/20	4.500	9,910,201
2,000	Ascensus, Inc.#	(CCC+, Caa1)	12/02/20	9.000	2,010,000
4,988	ION Trading Technologies Sarl#€	(B, B2)	06/10/21	4.500	6,227,657
2,068	Liquidnet Holdings, Inc.#	(B, B3)	05/22/19	7.750	2,047,172
4,900	Transfirst Holdings, Inc.#	(NR, Caa1)	06/27/18	8.000	4,909,188
485	U.S. Security Holdings, Inc.#	(B, B2)	07/28/17	6.000	484,197
6,948	VFH Parent LLC#	(NR, Ba3)	11/06/19	5.774	6,964,869
					32,553,284
Leisure (1.6%)
8,561	ClubCorp Club Operations, Inc.#	(B+, B1)	07/24/20	4.500	8,499,850
8,145	Great Wolf Resorts, Inc.#	(BB-, B3)	08/06/20	4.250	8,060,220
8,500	Metro-Goldwyn-Mayer, Inc.#	(B+, Ba3)	06/26/20	5.125	8,531,875
4,988	World Triathlon Corp.#	(B, B2)	06/26/21	5.250	4,956,328
					30,048,273
Life Insurance (0.1%)
1,080	MSO of Puerto Rico, Inc.#	(B+, B2)	12/12/17	9.750	1,072,116

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Managed Care (0.3%)
$477	Onex York Acquisition Corp.#•[u]	(B, B1)	10/01/21	0.000	$475,585
4,413	Onex York Acquisition Corp.#	(B, B1)	10/01/21	4.750	4,399,158
					4,874,743
Media - Broadcast (3.5%)
1,750	All3Media International#€	(B, B3)	06/30/22	8.250	2,167,909
5,000	All3Media International#£	(B, B2)	06/30/21	5.250	7,898,414
3,000	Inter Media Communication Srl#€	(BB, NR)	06/05/19	5.650	3,692,924
7,697	LIN Television Corp.#	(BB+, Ba2)	12/21/18	4.000	7,674,770
5,105	Mission Broadcasting, Inc.#	(BB, Ba3)	10/01/20	3.750	5,032,080
5,790	Nexstar Broadcasting, Inc.#	(BB, Ba3)	10/01/20	3.750	5,706,458
14,475	TWCC Holding Corp.#	(B+, Ba3)	02/13/17	3.500	14,292,394
3,000	UPC Financing Partnership#€	(BB, Ba3)	03/31/21	3.759	3,761,520
5,489	William Morris Endeavor Entertainment LLC#	(B, B1)	05/06/21	5.250	5,414,652
4,166	Ziggo B.V.#[u]	(BB-, Ba3)	01/15/22	2.750	4,066,341
2,533	Ziggo B.V.#[u]	(BB-, Ba3)	01/15/22	3.210	2,472,476
3,931	Ziggo B.V.#	(BB-, Ba3)	01/15/22	3.250	3,836,754
					66,016,692
Media - Cable (1.6%)
7,000	Block Communications, Inc.#	(BB+, Ba1)	10/21/21	7.250	6,997,830
5,672	Cequel Communications LLC#	(BB, Ba2)	02/14/19	3.500	5,624,718
5,000	Numericable Group S.A.#€	(B+, Ba3)	04/23/20	4.500	6,283,766
7,400	Virgin Media Bristol LLC#	(BB-, Ba3)	06/07/20	3.500	7,311,089
2,500	Virgin Media Investment Holdings Ltd.#£	(BB-, Ba3)	06/30/23	4.250	3,977,464
					30,194,867
Media - Diversified (0.8%)
15,676	Tribune Co.#	(BB+, Ba3)	12/27/20	4.000	15,570,669
Media - Services (0.5%)
9,900	WMG Acquisition Corp.#	(B+, B1)	07/01/20	3.750	9,609,188
Medical Products (0.3%)
2,473	BSN Medical, Inc.#	(BB-, Ba3)	08/28/19	4.000	2,461,396
3,980	IMS Health, Inc.#	(BB-, Ba3)	03/17/21	3.500	3,938,787
					6,400,183
Metals & Mining - Excluding Steel (2.5%)
524	CeramTec Acquisition Corp.#	(B, Ba3)	08/28/20	4.250	523,044
14,938	FMG Resources (August 2006) Pty. Ltd.#	(BBB, Baa3)	06/30/19	3.750	14,604,090
2,000	H.C. Starck GmbH#€	(NR, NR)	05/30/16	3.055	2,478,137
10,026	Noranda Aluminum Acquisition Corp.#	(B-, B2)	02/28/19	5.750	9,775,503
13,618	Novelis, Inc.#	(BB-, Ba2)	03/10/17	3.750	13,502,720
6,915	U.S. Silica Co.#	(BB, Ba3)	07/17/20	4.000	6,867,434
					47,750,928

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Oil Field Equipment & Services (2.7%)
$10,886	BakerCorp International, Inc.#	(B, B1)	02/14/20	4.250	$10,580,226
5,000	FTS International, Inc.#	(B, B2)	04/16/21	5.750	4,931,250
10,381	Pacific Drilling S.A.#	(B+, B1)	06/03/18	4.500	9,969,150
12,388	Philadelphia Energy Solutions LLC#	(BB-, B1)	04/04/18	6.250	11,784,298
3,500	Shelf Drilling Holdings Ltd.#	(B+, B1)	10/08/18	10.000	3,473,750
9,543	UTEX Industries, Inc.#	(B, B2)	05/22/21	5.000	9,450,568
					50,189,242
Packaging (1.6%)
5,000	Anchor Glass Container Corp.#	(BB-, B3)	06/30/21	4.250	4,969,550
15,322	Berry Plastics Holding Corp.#	(BB-, B1)	02/08/20	3.500	15,034,786
687	Berry Plastics Holding Corp.#	(BB-, B1)	01/06/21	3.750	675,823
3,990	BWAY Holding Company, Inc.#	(B-, B2)	08/14/20	5.500	4,014,938
5,947	Clondalkin Acquisitions B.V.#	(B, B2)	05/31/20	4.500	5,873,044
					30,568,141
Pharmaceuticals (3.0%)
8,170	Amneal Pharmaceuticals LLC#	(B+, B2)	11/01/19	4.752	8,108,731
8,547	Capsugel Holdings U.S., Inc.#	(B+, Ba3)	08/01/18	3.500	8,446,154
10,394	Delta Dutch Newco B.V.#	(B, B2)	03/11/21	4.250	10,155,773
16,079	Par Pharmaceutical Co., Inc.#	(B, B1)	09/30/19	4.000	15,865,009
14,145	Valeant Pharmaceuticals International, Inc.#	(BB, Ba1)	12/11/19	3.500	14,055,606
					56,631,273
Printing & Publishing (0.7%)
10,211	Harland Clarke Holdings Corp.#	(B+, B1)	06/30/17	5.483	10,244,893
2,422	Harland Clarke Holdings Corp.#	(B+, B1)	05/22/18	7.000	2,452,149
94	Hibu Connect S.A., Sociedad Unipersonal#€K	(CCC+, NR)	03/03/19	1.500	—
2,292	YH Ltd.#•	(CCC-, NR)	03/03/24	0.000	—
1,083	YH Ltd.#	(CCC+, NR)	03/03/19	5.233	1,193,800
					13,890,842
Real Estate Development & Management (0.8%)
14,305	Wilsonart LLC#	(B+, B2)	10/31/19	4.000	14,113,381
Restaurants (0.3%)
6,187	Dunkin' Brands, Inc.#	(B+, B2)	02/07/21	3.250	6,090,677
Software - Services (6.9%)
10,845	Deltek, Inc.#	(B, B1)	10/10/18	4.500	10,797,881
6,055	Eagle Parent, Inc.#	(B+, Ba3)	05/16/18	4.000	6,013,069
10,238	Evertec Group LLC#	(BB-, B1)	04/17/20	3.500	10,078,450
4,190	First Data Corp.#	(BB-, B1)	03/24/21	4.153	4,172,574
7,939	First Data Corp.#	(BB-, B1)	03/23/18	3.653	7,877,333
3,000	Flexera Software LLC#	(CCC+, Caa1)	04/02/21	8.000	2,932,500
2,421	Flexera Software LLC#	(B, B1)	04/02/20	4.500	2,400,100
7,734	Genesys Telecom Holdings U.S., Inc.#	(B, B2)	02/07/20	4.000	7,564,048
7,692	Genesys Telecom Holdings U.S., Inc.#	(B, B2)	11/13/20	4.500	7,638,993

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Software - Services
$10,661	Infor (U.S.), Inc.#	(B+, Ba3)	06/03/20	3.750	$10,535,853
11,387	Landslide Holdings, Inc.#	(B, B1)	02/25/20	5.000	11,304,662
2,000	Landslide Holdings, Inc.#	(CCC+, Caa1)	02/25/21	8.250	1,975,000
2,000	MSC.Software Corp.#	(CCC, Caa1)	06/01/21	8.500	1,970,000
858	MSC.Software Corp.#	(B, B1)	05/29/20	5.000	851,416
11,067	ON Assignment, Inc.#	(BB+, Ba2)	05/15/20	3.500	10,995,628
10,808	Pinnacle Holdco Sarl#	(B+, B1)	07/30/19	4.750	10,592,091
8,228	U.S. FT Holdco, Inc.#	(B+, B1)	11/30/17	4.500	8,213,084
12,794	Wall Street Systems Delaware, Inc.#	(B, B3)	04/30/21	4.500	12,746,108
					128,658,790
Specialty Retail (4.5%)
14,645	Academy Ltd.#	(B, B1)	08/03/18	4.500	14,611,662
16,810	BJ's Wholesale Club, Inc.#	(B-, B3)	09/26/19	4.500	16,672,334
2,500	BJ's Wholesale Club, Inc.#	(CCC, Caa2)	03/26/20	8.500	2,507,300
14,958	General Nutrition Centers, Inc.#	(BBB-, B1)	03/04/19	3.250	14,633,859
15,782	Leslie's Poolmart, Inc.#	(B, B2)	10/16/19	4.250	15,545,064
7,353	Michaels Stores, Inc.#	(B+, Ba3)	01/28/20	3.750	7,236,528
12,622	Ollie's Bargain Outlet, Inc.#	(B, B2)	09/27/19	4.750	12,527,710
					83,734,457
Steel Producers/Products (0.6%)
10,506	JMC Steel Group, Inc.#	(BB-, B2)	04/01/17	4.750	10,493,295
Support - Services (2.8%)
3,170	Acosta Holdco, Inc.#	(B, B1)	09/26/21	5.000	3,179,114
3,823	Aramark Services, Inc.#£	(BBB-, B1)	02/24/21	3.250	3,774,792
7,373	Emdeon Business Services LLC#	(BB-, Ba3)	11/02/18	3.750	7,319,269
3,882	Evergreen Tank Solutions, Inc.#	(CCC+, Caa1)	09/28/18	9.500	3,784,539
2,500	Intertrust Group Holding B.V.#€	(NR, NR)	04/16/21	4.299	3,137,231
1,486	MMM Holdings, Inc.#	(B+, B2)	12/12/17	9.750	1,474,674
2,981	Redtop Acquisitions Ltd.#	(B, Ba3)	12/03/20	4.500	2,977,505
3,938	Redtop Acquisitions Ltd.#	(CCC+, B3)	06/03/21	8.250	3,957,395
7,937	Sabre, Inc.#	(B+, Ba3)	02/19/19	4.000	7,825,586
10,465	Sungard Availability Services Capital, Inc.#	(BB-, Ba3)	03/31/19	6.000	9,383,571
5,404	The Hertz Corp.#	(BB, Ba1)	03/12/18	3.750	5,351,955
					52,165,631
Telecom - Integrated/Services (2.5%)
5,003	Eircom Finco Sarl#€	(B, B3)	09/30/19	4.589	5,984,331
5,218	Intelsat Jackson Holdings S.A.#	(BB, Ba3)	06/30/19	3.750	5,183,924
8,892	LTS Buyer LLC#	(B, B1)	04/13/20	4.000	8,807,216
1,940	Windstream Corp.#	(BB+, Ba2)	08/08/19	3.500	1,928,546
6,758	XO Communications LLC#	(BB-, B2)	03/17/21	4.250	6,708,568
19,257	Zayo Group LLC#	(B, B1)	07/02/19	4.000	19,120,221
					47,732,806

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Telecom - Wireless (0.1%)
$2,000	Maritime Telecommunications Network, Inc.#	(B+, NR)	03/03/16	7.500	$1,910,000
Telecommunications Equipment (1.6%)
9,786	Avaya, Inc.#	(B, B1)	10/26/17	4.652	9,512,763
5,812	Avaya, Inc.#	(B, B1)	03/30/18	6.500	5,780,271
14,143	Omnitracs, Inc.#	(B, B1)	11/25/20	4.750	14,095,958
750	Omnitracs, Inc.#	(CCC+, Caa1)	05/25/21	8.750	743,752
					30,132,744
Textiles & Apparel (0.8%)
7,481	Burlington Coat Factory Warehouse Corp.#	(B, B1)	08/13/21	4.250	7,449,455
6,823	Choo Luxury Holdings Ltd.#	(NR, NR)	07/02/18	3.579	6,797,411
					14,246,866
Theaters & Entertainment (2.7%)
4,880	AMC Entertainment, Inc.#	(BB-, Ba2)	04/30/20	3.500	4,826,302
2,000	CKX, Inc.#	(B+, B2)	06/21/17	9.000	1,750,000
10,406	EMI Music Publishing Ltd.#	(BB-, Ba3)	06/29/18	3.750	10,319,823
16,546	Live Nation Entertainment, Inc.#	(BB, Ba2)	08/17/20	3.500	16,504,307
16,364	Tech Finance & Co. S.C.A.#	(B+, B2)	07/10/20	5.500	16,356,021
1,773	Village Roadshow Films (BVI) Ltd.#	(NR, A2)	11/21/17	4.750	1,763,805
					51,520,258
Transportation - Excluding Air/Rail (0.7%)
12,484	Navios Partners Finance (U.S.), Inc.#	(BB, Ba3)	06/27/18	5.250	12,570,114
TOTAL BANK LOANS (Cost $1,587,103,540)					1,569,304,809
CORPORATE BONDS (9.1%)
Auto Parts & Equipment (0.2%)
3,250	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)§	(CCC, Caa1)	02/15/19	8.625	3,136,250
Banking (0.1%)
2,500	Infinity Acquisition Finance Corp., Rule 144A, Senior Secured Notes (Callable 08/01/17 @ 103.63)‡	(CCC+, Caa2)	08/01/22	7.250	2,350,000
Brokerage (0.4%)
5,341	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 105.53)‡	(B, B1)	04/01/20	7.375	5,341,000
1,800	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 105.16)‡	(B, B1)	04/15/22	6.875	1,750,500
					7,091,500

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Building Materials (0.5%)
$6,000	Euramax International, Inc., Global Senior Secured Notes (Callable 12/01/14 @ 104.75)§	(B-, Caa2)	04/01/16	9.500	$5,895,000
3,850	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	4,042,500
					9,937,500
Chemicals (0.1%)
2,000	Nufarm Australia Ltd., Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.78)‡	(B+, B1)	10/15/19	6.375	2,017,500
Diversified Capital Goods (0.3%)
5,250	Anixter, Inc., Global Company Guaranteed Notes§	(BB, Ba3)	05/01/19	5.625	5,565,000
Energy - Exploration & Production (0.8%)
2,750	Dynegy Finance II, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/17 @ 103.38)‡	(NR, B3)	11/01/19	6.750	2,849,687
4,500	EPL Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.13)	(B, B3)	02/15/18	8.250	4,387,500
5,000	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 11/01/16 @ 103.25)§	(B+, B2)	11/01/21	6.500	5,150,000
2,991	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 09/15/17 @ 103.44)§	(B+, B2)	03/15/22	6.875	3,125,595
					15,512,782
Forestry & Paper (0.0%)
200	Stone & Webster, Inc.•K^	(NR, NR)	10/23/19	0.000	750
Gaming (0.0%)
197	Choctaw Resort Development Enterprise, Rule 144A, Senior Unsecured Notes (Callable 12/01/14 @ 100.00)‡	(B-, Caa1)	11/15/19	7.250	196,508
Gas Distribution (0.5%)
2,250	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	2,598,750
750	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B, B1)	02/15/21	5.750	754,687
6,250	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB-, B1)	03/01/20	6.500	6,515,625
					9,869,062

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Health Facilities (0.6%)
$5,392	MPT Finance Corp., Company Guaranteed Notes (Callable 02/15/17 @ 103.19)	(BB, Ba1)	02/15/22	6.375	$5,755,960
4,977	Symbion, Inc., Global Company Guaranteed Notes (Callable 12/01/14 @ 100.00)	(CCC+, Caa2)	08/23/15	11.000	5,001,885
					10,757,845
Health Services (0.0%)
87	inVentiv Health, Inc., 10.000% Cash, 12.000% PIK, Rule 144A, Company Guaranteed Notes (Callable 08/15/15 @ 105.00)‡[1]	(CCC, Caa2)	08/15/18	22.000	78,735
63	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 105.00)‡	(CCC, Caa3)	08/15/18	10.000	45,045
					123,780
Hotels (0.3%)
4,000	Financiere Quick SAS, Rule 144A, Senior Secured Notes (Callable 04/15/15 @ 101.00)#€‡	(B-, B3)	04/15/19	4.832	4,535,500
1,500	Financiere Quick SAS, Rule 144A, Unsecured Notes (Callable 10/15/15 @ 102.00)#€‡	(CCC, Caa2)	10/15/19	7.582	1,559,861
					6,095,361
Insurance Brokerage (0.2%)
3,000	Towergate Finance PLC, Rule 144A, Senior Secured Notes (Callable 12/01/14 @ 101.00)#£‡	(NR, B1)	02/15/18	6.053	4,031,619
Investments & Misc. Financial Services (0.2%)
2,000	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.28)£‡	(B+, B2)	08/01/20	8.375	3,287,690
500	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 10/01/15 @ 107.78)£‡	(B+, B2)	10/01/19	10.375	877,581
					4,165,271
Media - Cable (0.4%)
1,000	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 12/15/16 @ 104.88)‡	(BB-, B1)	01/15/22	6.500	1,030,000
6,430	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63)‡	(B+, B1)	02/01/20	7.250	6,719,350
					7,749,350

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Media - Diversified (0.3%)
$4,000	National CineMedia LLC, Global Senior Secured Notes (Callable 04/15/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	$4,070,000
1,619	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16 @ 103.94)§	(B, B2)	07/15/21	7.875	1,732,330
					5,802,330
Media - Services (0.3%)
575	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	595,125
1,400	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	1,456,000
4,120	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 01/15/16 @ 104.50)§‡	(B+, B1)	01/15/21	6.000	4,243,600
					6,294,725
Metals & Mining - Excluding Steel (0.7%)
3,000	Global Brass & Copper, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 104.75)	(B, B3)	06/01/19	9.500	3,307,500
7,500	KGHM International Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 103.88)‡	(BB-, B1)	06/15/19	7.750	7,987,500
2,000	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63)‡	(NR, NR)	05/15/19	9.250	990,000
					12,285,000
Oil Field Equipment & Services (0.7%)
4,518	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 12/01/15 @ 103.63)‡	(B+, B2)	12/01/17	7.250	4,501,058
8,583	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/01/15 @ 104.31)§‡	(B+, Ba3)	11/01/18	8.625	8,518,627
					13,019,685
Oil Refining & Marketing (0.6%)
6,522	Coffeyville Finance, Inc., Global Secured Notes (Callable 11/01/17 @ 103.25)	(B+, B2)	11/01/22	6.500	6,619,830
4,000	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)	(BB+, Ba3)	02/15/20	8.250	4,205,000
					10,824,830

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Packaging (0.4%)
$2,000	Innovia Group Finance PLC, Rule 144A, Senior Secured Notes (Callable 03/15/15 @ 101.00) #€‡	(B, B2)	03/31/20	5.084	$2,480,743
4,423	Reynolds Group Issuer LLC, Global Senior Secured Notes (Callable 10/15/15 @ 104.31)	(B+, B1)	10/15/20	5.750	4,622,035
					7,102,778
Restaurants (0.1%)
375	Punch Taverns Finance PLC, Reg S, Rule 144A, Senior Secured Notes£‡[2]	(B+, Baa3)	10/15/26	7.274	665,127
1,125	Punch Taverns Finance PLC, Series A, Senior Secured Notes£	(NR, Baa2)	10/15/26	7.274	1,997,812
					2,662,939
Software - Services (0.2%)
2,900	Epicor Software Corp., Global Company Guaranteed Notes (Callable 05/01/15 @ 104.31)	(CCC+, B3)	05/01/19	8.625	3,099,375
Specialty Retail (0.5%)
2,250	DFS Furniture Holdings PLC, Rule 144A, Senior Secured Notes (Callable 12/01/14 @ 101.00)#£‡	(B, B2)	08/15/18	6.563	3,637,457
1,765	Express Finance Corp., Global Company Guaranteed Notes (Callable 12/01/14 @ 104.38)§	(BB, B1)	03/01/18	8.750	1,835,600
4,000	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B+, B1)	10/01/22	5.750	4,180,000
					9,653,057
Telecom - Integrated/Services (0.6%)
100	Hellas Telecommunications Luxembourg II S.C.A., Rule 144A, Subordinated Notes•K‡^Ø	(NR, NR)	01/15/15	0.000	—
5,699	Hughes Satellite Systems Corp., Global Senior Secured Notes	(B+, Ba3)	06/15/19	6.500	6,197,662
2,000	Numericable Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/16 @ 103.66)‡	(B+, Ba3)	05/15/19	4.875	2,002,500
2,000	Numericable Group S.A., Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 104.50)‡	(B+, Ba3)	05/15/22	6.000	2,047,500
					10,247,662

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Textiles & Apparel (0.1%)
$275	IT Holding Finance S.A., Company Guaranteed Notes€KØ	(NR, NR)	11/15/25	9.875	$3,394
1,000	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 104.94)€‡	(CCC+, B3)	04/15/19	9.875	898,956
					902,350
TOTAL CORPORATE BONDS (Cost $175,404,460)					170,494,809
ASSET BACKED SECURITIES (5.0%)
Collateralized Debt Obligations (5.0%)
3,400	ACAS CLO Ltd., 2012-1A, Rule 144A#‡	(BB-, NR)	09/20/23	6.233	3,335,975
3,000	ACAS CLO Ltd., 2013-2A, Rule 144A#‡	(BB, NR)	10/25/25	4.734	2,559,816
3,450	ACIS CLO Ltd., 2014-4A, Rule 144A#‡	(BBB, NR)	05/01/26	3.327	3,036,566
1,000	ALM V Ltd., 2012-5A, Rule 144A#‡	(NR, Ba2)	02/13/23	5.734	962,386
3,000	ALM VII Ltd., 2012-7A, Rule 144A#‡	(BB, NR)	10/19/24	5.231	2,793,159
2,500	ARES CLO Ltd., 2012-2A, Rule 144A#‡	(BB, NR)	10/12/23	6.031	2,386,062
1,875	ARES XXV CLO Ltd., 2012-3A, Rule 144A#‡	(BBB, NR)	01/17/24	4.878	1,875,774
2,000	Atlas Senior Loan Fund III Ltd., 2013-1A, Rule 144A#‡	(BBB, NR)	08/18/25	3.731	1,860,674
3,000	Atlas Senior Loan Fund V Ltd., 2014-1A, Rule 144A#‡	(BB-, NR)	07/16/26	4.946	2,571,855
2,750	Black Diamond CLO Ltd., 2012-1A, Rule 144A#‡	(BB, NR)	02/01/23	6.232	2,639,150
2,500	BlueMountain CLO Ltd., 2013-2A, Rule 144A#‡	(BB, NR)	01/22/25	5.282	2,280,465
2,000	Carlyle Global Market Strategies CLO Ltd., 2013-3A, Rule 144A#‡	(BB, NR)	07/15/25	4.831	1,789,882
2,000	Catamaran CLO Ltd., 2014-1A, Rule 144A#‡	(BB, NR)	04/20/26	4.731	1,712,636
1,000	CIFC Funding Ltd., 2012-3A, Rule 144A#‡	(BB-, NR)	01/29/25	6.233	963,055
2,250	CIFC Funding Ltd., 2012-3A, Rule 144A#‡	(B, NR)	01/29/25	7.133	2,119,365
1,500	CIFC Funding Ltd., 2013-3A, Rule 144A#‡	(BB, NR)	10/24/25	5.006	1,321,465
2,000	CIFC Funding Ltd., 2014-2A, Rule 144A#‡	(NR, Ba3)	05/24/26	4.845	1,772,140
3,000	CIFC Funding Ltd., 2014-3A, Rule 144A#‡	(NR, Ba3)	07/22/26	4.902	2,637,867
4,000	Galaxy XVII CLO Ltd., 2014-17A, Rule 144A#‡	(BB, NR)	07/15/26	4.997	3,492,444
3,000	Greywolf CLO III Ltd., 2014-1A, Rule 144A#‡	(BB, NR)	04/22/26	5.326	2,729,571
1,419	Halcyon Loan Advisors Funding Ltd., 2012-1A, Rule 144A#‡	(BB, NR)	08/15/23	5.734	1,327,194
1,500	Halcyon Loan Advisors Funding Ltd., 2012-2A, Rule 144A#‡	(BB, NR)	12/20/24	5.633	1,386,607
1,000	Hildene CLO II Ltd., 2014-2A, Rule 144A#‡	(NR, Ba3)	07/19/26	5.331	903,446
4,500	Jamestown CLO III Ltd., 2013-3A, Rule 144A#‡	(BB-, NR)	01/15/26	4.831	3,877,668
1,850	KVK CLO Ltd., 2012-1A, Rule 144A#‡	(BB, NR)	07/15/23	6.481	1,800,685
3,000	KVK CLO Ltd., 2013-1A, Rule 144A#‡	(BB, NR)	04/14/25	5.730	2,770,926
1,250	Neuberger Berman CLO XII Ltd., 2012-12AR, Rule 144A#‡	(BB, NR)	07/25/23	6.484	1,249,286
1,000	Ocean Trails CLO II, 2007-2X#	(BBB-, Ba2)	06/27/22	2.580	963,369
1,750	OCP CLO Ltd., 2014-6A, Rule 144A#‡	(B, NR)	07/17/26	5.855	1,455,008

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES
Collateralized Debt Obligations
$3,000	Octagon Investment Partners XIV Ltd., 2012-1A, Rule 144A#‡	(BB-, NR)	01/15/24	5.481	$2,775,441
3,000	Octagon Investment Partners XIV Ltd., 2012-1A, Rule 144A#‡	(B, NR)	01/15/24	6.731	2,733,618
1,750	Octagon Investment Partners XXI Ltd., 2014-1A, Rule 144A#K‡^	(NR, Ba3)	11/14/26	6.834	1,733,585
2,000	OZLM Funding V Ltd., 2013-5A, Rule 144A#‡	(BB, NR)	01/17/26	4.978	1,747,896
2,500	Saratoga Investment Corp. CLO Ltd., 2013-1A, Rule 144A#‡	(BBB, NR)	10/20/23	3.731	2,358,532
3,000	Shackleton I CLO Ltd., 2012-1A, Rule 144A#‡	(BB, NR)	08/14/23	6.435	2,869,899
2,500	Shackleton V CLO Ltd., 2014-5A, Rule 144A#‡	(BB-, NR)	05/07/26	4.587	2,093,060
2,000	Sound Point CLO II Ltd., 2013-1A, Rule 144A#‡	(B, NR)	04/26/25	5.734	1,695,752
4,000	Sound Point CLO IV Ltd., 2013-3A, Rule 144A#‡	(NR, Ba3)	01/21/26	4.731	3,404,336
3,250	Sound Point CLO V Ltd., 2014-1A, Rule 144A#‡	(NR, Ba3)	04/18/26	4.481	2,696,002
1,500	TICP CLO I Ltd., 2014-1A, Rule 144A#‡	(BB, NR)	04/26/26	4.734	1,285,692
2,000	Trinitas CLO I Ltd., 2014-1A, Rule 144A#‡	(BB, NR)	04/15/26	4.981	1,723,486
1,666	Venture X CLO Ltd., 2012-12A, Rule 144A#‡	(BB, NR)	02/28/24	5.538	1,520,870
2,000	Voya CLO Ltd., 2014-3A, Rule 144A#‡	(NR, Ba3)	07/25/26	5.229	1,767,070
2,250	WhiteHorse VII Ltd., 2013-1A, Rule 144A#‡	(BB-, NR)	11/24/25	5.035	1,979,874
TOTAL ASSET BACKED SECURITIES (Cost $96,033,763)					92,959,609
Number of Shares
COMMON STOCKS (0.0%)
Building & Construction (0.0%)
6,800	Ashton Woods U.S.A. LLC, Class BK^*				92,956
Chemicals (0.0%)
9,785	Huntsman Corp.K				238,754
Gaming (0.0%)
10,150	Majestic Holdco LLCK^*				7,105
Health Services (0.0%)
22	Magellan Health, Inc.K*				1,331
Printing & Publishing (0.0%)
708	F & W Media, Inc.K*				49,539
884,979	Hibu PLCK*				—
					49,539
TOTAL COMMON STOCKS (Cost $93,165)					389,685
SHORT-TERM INVESTMENTS (2.0%)
13,436,710	State Street Navigator Prime Portfolio, 0.16%§§				13,436,710

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Maturity	Rate%	Value
SHORT-TERM INVESTMENTS
$24,815	State Street Bank and Trust Co. Euro Time Deposit	11/03/14	0.010	$24,815,000
TOTAL SHORT-TERM INVESTMENTS (Cost $38,251,710)				38,251,710
TOTAL INVESTMENTS AT VALUE (99.8%) (Cost $1,896,886,638)				1,871,400,622
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)				4,088,409
NET ASSETS (100.0%)				$1,875,489,031

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of October 31, 2014.

£  This security is denominated in British Pounds.

€  This security is denominated in Euros.

•  Zero coupon security.

u  (See Note 2I) regarding unfunded loan commitments.

K  Illiquid security.

§  Security or portion thereof is out on loan (See note 2-J).

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, these securities amounted to a value of $166,639,884 or 8.9% of net assets.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

1  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

2  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Ø  Bond is currently in default.

*  Non-income producing security.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2014.

Forward Foreign Currency Contracts
Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
EUR	14,000,000	USD	17,551,800	01/15/15	Morgan Stanley	$17,551,800	$17,549,006	$(2,794)
USD	87,808,954	EUR	69,490,000	01/15/15	Morgan Stanley	(87,808,954)	(87,105,747)	703,207
USD	43,868,014	GBP	27,340,000	01/15/15	Morgan Stanley	(43,868,014)	(43,714,717)	153,297
								$853,710

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
October 31, 2014

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Assets and Liabilities
October 31, 2014

Assets
Investments at value, including collateral for securities on loan of $13,436,710 (Cost $1,896,886,638) (Note 2)	$1,871,400,622[1]
Cash	432
Foreign currency at value (cost $19,063,405)	18,734,402
Receivable for investments sold	40,678,264
Dividend and interest receivable	9,687,709
Receivable for fund shares sold	1,461,153
Unrealized appreciation on forward currency contracts (Note 2)	856,504
Prepaid expenses and other assets	120,379
Total assets	1,942,939,465
Liabilities
Administrative services fee payable (Note 3)	564,989
Administrative services fee payable (Note 3)	154,202
Shareholder servicing/Distribution fee payable (Note 3)	227,461
Payable for investments purchased	41,441,996
Payable upon return of securities loaned (Note 2)	13,436,710
Payable for fund shares redeemed	5,233,604
Unfunded loan commitments	4,759,852
Dividend payable	985,887
Trustees' fee payable	10,440
Unrealized depreciation on forward currency contracts (Note 2)	2,794
Accrued expenses	632,499
Total liabilities	67,450,434
Net Assets
Capital stock, $.001 par value (Note 6)	273,085
Paid-in capital (Note 6)	1,903,632,096
Accumulated net investment loss	(1,006,469)
Accumulated net realized loss on investments and foreign currency transactions	(2,302,969)
Net unrealized depreciation from investments and foreign currency translations	(25,106,712)
Net assets	$1,875,489,031
I Shares
Net assets	$1,343,741,278
Shares outstanding	195,989,654
Net asset value, offering price and redemption price per share	$6.86
A Shares
Net assets	$358,094,836
Shares outstanding	51,966,941
Net asset value and redemption price per share	$6.89
Maximum offering price per share (net asset value/(1-4.75%))	$7.23
B Shares
Net assets	$3,638,069
Shares outstanding	526,354
Net asset value and offering price per share	$6.91
C Shares
Net assets	$170,014,848
Shares outstanding	24,601,603
Net asset value and offering price per share	$6.91

1  Including $12,913,868 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Operations
For the Year Ended October 31, 2014

Investment Income
Interest	$87,880,810
Dividends	8,826
Securities lending (net of rebates)	31,975
Total investment income	87,921,611
Expenses
Investment advisory fees (Note 3)	9,477,656
Administrative services fees (Note 3)	1,964,387
Shareholder servicing/Distribution fees (Note 3)
Class A	1,150,499
Class B	40,704
Class C	1,818,471
Transfer agent fees (Note 3)	1,813,371
Custodian fees	406,793
Registration fees	198,365
Printing fees (Note 3)	119,477
Commitment fees (Note 4)	84,289
Audit and tax fees	46,800
Insurance expense	45,408
Legal fees	44,700
Trustees' fees	31,857
Miscellaneous expense	15,454
Total expenses	17,258,231
Less: fees waived (Note 3)	(1,259,839)
Net expenses	15,998,392
Net investment income	71,923,219
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	981,345
Net realized gain from foreign currency transactions	6,253,274
Net change in unrealized appreciation (depreciation) from investments	(33,109,049)
Net change in unrealized appreciation (depreciation) from foreign currency translations	798,061
Net realized and unrealized loss from investments and foreign currency related items	(25,076,369)
Net increase in net assets resulting from operations	$46,846,850

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
From Operations
Net investment income	$71,923,219	$37,124,544
Net realized gain from investments and foreign currency transactions	7,234,619	2,269,107
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(32,310,988)	2,025,993
Net increase in net assets resulting from operations	46,846,850	41,419,644
From Dividends
Dividends from net investment income
Class I	(49,008,403)	(22,082,097)
Class A	(17,437,438)	(11,256,846)
Class B	(124,263)	(168,251)
Class C	(5,533,291)	(4,035,091)
Net decrease in net assets resulting from dividends	(72,103,395)	(37,542,285)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,168,016,565	1,358,631,102
Reinvestment of dividends	60,653,794	30,519,329
Net asset value of shares redeemed	(832,967,724)[1]	(343,530,928)[2]
Net increase in net assets from capital share transactions	395,702,635	1,045,619,503
Net increase in net assets	370,446,090	1,049,496,862
Net Assets
Beginning of year	1,505,042,941	455,546,079
End of year	$1,875,489,031	$1,505,042,941
Undistributed (accumulated) net investment income (loss)	$(1,006,469)	$144,579

1  Net of $8,404 of redemption fees retained by the Fund.

2  Net of $110,770 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of year	$6.94	$6.89	$6.66	$6.72	$6.24
INVESTMENT OPERATIONS
Net investment income[1]	0.28	0.30	0.34	0.43	0.56
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.08)	0.07	0.21	(0.04)	0.50
Total from investment operations	0.20	0.37	0.55	0.39	1.06
REDEMPTION FEES[2]	0.00	0.00	0.00	0.00	0.00
LESS DIVIDENDS
Dividends from net investment income	(0.28)	(0.32)	(0.32)	(0.45)	(0.58)
Total dividends	(0.28)	(0.32)	(0.32)	(0.45)	(0.58)
Net asset value, end of year	$6.86	$6.94	$6.89	$6.66	$6.72
Total return[3]	2.94%	5.47%	8.51%	5.85%	17.87%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$1,343,741	$876,418	$226,027	$46,482	$31,374
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.72%
Ratio of net investment income to average net assets	4.04%	4.35%	4.99%	6.32%	8.48%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.20%	0.68%	0.65%
Portfolio turnover rate	57%	89%	96%	144%	88%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of year	$6.98	$6.92	$6.69	$6.74	$6.26
INVESTMENT OPERATIONS
Net investment income[1]	0.26	0.29	0.32	0.40	0.52
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.09)	0.07	0.22	(0.02)	0.53
Total from investment operations	0.17	0.36	0.54	0.38	1.05
REDEMPTION FEES[2]	0.00	0.00	0.00	0.00	0.00
LESS DIVIDENDS
Dividends from net investment income	(0.26)	(0.30)	(0.31)	(0.43)	(0.57)
Total dividends	(0.26)	(0.30)	(0.31)	(0.43)	(0.57)
Net asset value, end of year	$6.89	$6.98	$6.92	$6.69	$6.74
Total return[3]	2.53%	5.33%	8.19%	5.74%	17.54%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$358,095	$456,550	$148,636	$49,439	$20,492
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.95%	1.11%
Ratio of net investment income to average net assets	3.79%	4.13%	4.65%	5.97%	8.00%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.20%	0.69%	0.61%
Portfolio turnover rate	57%	89%	96%	144%	88%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.
See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class B Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of year	$7.00	$6.93	$6.70	$6.74	$6.26
INVESTMENT OPERATIONS
Net investment income[1]	0.21	0.25	0.26	0.39	0.47
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.09)	0.07	0.22	(0.06)	0.53
Total from investment operations	0.12	0.32	0.48	0.33	1.00
REDEMPTION FEES[2]	0.00	0.00	0.00	0.00	0.00
LESS DIVIDENDS
Dividends from net investment income	(0.21)	(0.25)	(0.25)	(0.37)	(0.52)
Total dividends	(0.21)	(0.25)	(0.25)	(0.37)	(0.52)
Net asset value, end of year	$6.91	$7.00	$6.93	$6.70	$6.74
Total return[3]	1.77%	4.64%	7.30%	5.03%	16.58%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$3,638	$4,422	$5,185	$4,647	$7,283
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.86%
Ratio of net investment income to average net assets	3.07%	3.52%	3.83%	5.80%	7.25%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.20%	0.68%	0.61%
Portfolio turnover rate	57%	89%	96%	144%	88%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2014	2013	2012	2011	2010
Per share data
Net asset value, beginning of year	$7.00	$6.94	$6.71	$6.75	$6.27
INVESTMENT OPERATIONS
Net investment income[1]	0.21	0.24	0.27	0.37	0.47
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.09)	0.07	0.21	(0.03)	0.53
Total from investment operations	0.12	0.31	0.48	0.34	1.00
REDEMPTION FEES[2]	0.00	0.00	0.00	0.00	0.00
LESS DIVIDENDS
Dividends from net investment income	(0.21)	(0.25)	(0.25)	(0.38)	(0.52)
Total dividends	(0.21)	(0.25)	(0.25)	(0.38)	(0.52)
Net asset value, end of year	$6.91	$7.00	$6.94	$6.71	$6.75
Total return[3]	1.77%	4.47%	7.29%	5.03%	16.57%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$170,015	$167,653	$75,699	$23,905	$17,695
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%	1.86%
Ratio of net investment income to average net assets	3.04%	3.40%	3.93%	5.39%	7.25%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.07%	0.07%	0.20%	0.68%	0.61%
Portfolio turnover rate	57%	89%	96%	144%	88%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements
October 31, 2014

Note 1. Organization

Credit Suisse Floating Rate High Income Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to provide a high level of current income and, secondarily, capital appreciation. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge. Effective February 29, 2012, Class B shares of the Fund are no longer being offered for sale. Existing shareholders may continue to purchase additional Class B shares of the Fund through the reinvestment of dividends and capital gain distributions paid by the Fund. Class B shares automatically convert to Class A shares after 8 years.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details,

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund's Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total
Investments in Securities
Bank Loans	$—	$1,569,304,809		$—	$1,569,304,809
Corporate Bonds	—	170,494,059		750	170,494,809
Asset Backed Securities	—	91,226,024		1,733,585	92,959,609
Common Stocks	240,085	49,539		100,061	389,685
Short-term Investments	—	38,251,710		—	38,251,710
	240,085	1,869,326,141		1,834,396	1,871,400,622
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$853,710	$		$853,710

*Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

The following is a reconciliation of investments as of October 31, 2014 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate Bonds	Asset Backed Securities	Common Stocks	Total
Balance as of October 31, 2013	$40	$—	$101,388	$101,428
Accrued discounts (premiums)	—	7	—	7
Purchases	—	1,733,585	—	1,733,585
Sales	—	—	—	—
Realized gain (loss)	(407,141)	—	—	(407,141)
Change in unrealized appreciation (depreciation)	407,101	(7)	(8,432)	398,662
Transfers into Level 3	750	—	7,105	7,855
Transfers out of Level 3	—	—	—	—
Balance as of October 31, 2014	$750	$1,733,585	$100,061	$1,834,396
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2014	$—	$(7)	$(8,432)	$(8,439)

The Fund follows Financial Accounting Standards Board ("FASB") amendments to authoritative guidance which requires the Fund to disclose

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2014 there were no significant transfers in and out of Level 1 and Level 2, but there were $7,855 transferred out from Level 2 to Level 3, due to lack of observable market data because of decrease in market activity. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2014, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2014

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$856,504	Unrealized depreciation on forward currency contracts	$2,794

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from foreign currency transactions	$6,777,703	Net change in unrealized appreciation (depreciation) from foreign currency translations	$1,275,343

The notional amount of forward foreign currency contracts at the year ended October 31, 2014 is reflected in the Schedule of Investments. For the year ended October 31, 2014, the Fund had an average monthly notional balance on a net basis of $120,882,436 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$856,504	$(2,794)	$—	$—	$853,710

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$2,794	$(2,794)	$—	$—	$—

(a)  Forward foreign currency exchange contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. The Fund's open forward foreign currency contracts at October 31, 2014 are disclosed in the Schedule of Investments.

I) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments. As of October 31, 2014, unfunded commitments were as follows:

Borrower	Maturity	Rate	Unfunded Commitment
Onex York Acquisition Corp.	10/01/21	0.000	$390,244
Ziggo B.V.	01/15/22	2.750	4,166,055
Ziggo B.V.	01/15/22	3.210	203,553

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of October 31, 2014, the Fund had investment securities on loan with a fair value of $12,913,868 and a related liability of $13,436,710 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in level 2. For the year ended October 31, 2014, the value of the related collateral exceeded the value of the securities loaned.

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2014, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $37,620, of which $0 was rebated from borrowers (brokers). The Fund retained $31,975 in income from the cash collateral investment, and SSB, as lending agent, was paid $5,645. Securities lending income is accrued as earned.

K) OTHER — The high yield, fixed income securities in which the fund invests will primarily consist of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate ("LIBOR"). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

L) NEW ACCOUNTING PRONOUNCEMENTS — In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under GAAP and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.70% of the Fund's average daily net assets less than or equal to $100 million and 0.50% of the Fund's average daily net assets greater than $100 million. For the year ended October 31, 2014, investment advisory fees earned and voluntarily waived were $9,477,656 and $1,259,839, respectively. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2014, co-administrative services fees earned by Credit Suisse were $1,669,978.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2014, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $294,409.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class B and Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2014, the Fund's paid Rule 12b-1 distribution fees of $1,150,499 for Class A shares, $40,704 for Class B Share and $1,818,471 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. Some of the fees are paid by Credit Suisse on behalf of the Fund. For the year ended October 31, 2014, the Fund reimbursed Credit Suisse $866,696, which is included in the Fund's transfer agent expense.

For the year ended October 31, 2014, CSSU and its affiliates advised the Fund that they retained $37,549 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

Merrill Corporation ("Merrill"), formerly an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2014, Merrill was paid $54,356 for its services by the Fund. This amount was included in the printing fees presented on the Statement of Operations. Effective July 23, 2014, Merrill was no longer considered an affiliate.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first come first serve basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2014 and during the year ended October 31, 2014, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) were $1,456,050,192 and $1,014,077,020, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I,

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 6. Capital Share Transactions

Class A, and Class C shares. Class B shares are shown but not offered. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	125,588,944	$872,476,682	122,789,111	$851,983,662
Shares issued in reinvestment of dividends	5,958,795	41,305,420	2,561,784	17,766,435
Shares redeemed net of redemption fees	(61,807,152)	(428,438,198)	(31,903,094)	(221,274,219)
Net increase	69,740,587	$485,343,904	93,447,801	$648,475,878
	Class A
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	34,647,617	$241,904,516	57,399,112	$400,181,086
Shares issued in reinvestment of dividends	2,232,878	15,565,228	1,432,214	9,982,858
Shares redeemed net of redemption fees	(50,363,479)	(350,986,465)	(14,858,423)	(103,535,867)
Net increase (decrease)	(13,482,984)	$(93,516,721)	43,972,903	$306,628,077
	Class B
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	—	$—	6,144	$42,917
Shares issued in reinvestment of dividends	13,147	92,023	10,609	74,101
Shares redeemed net of redemption fees	(118,815)	(830,010)	(132,666)	(922,622)
Net decrease	(105,668)	$(737,987)	(115,913)	$(805,604)
	Class C
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	7,657,514	$53,635,367	15,215,739	$106,423,437
Shares issued in reinvestment of dividends	528,231	3,691,123	385,645	2,695,935
Shares redeemed net of redemption fees	(7,548,814)	(52,713,051)	(2,549,166)	(17,798,220)
Net increase	636,931	$4,613,439	13,052,218	$91,321,152

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 6. Capital Share Transactions

Prior to February 1, 2014, the Fund imposed a redemption fee of 2% of the value of shares that were redeemed or exchanged within 30 days from the date of purchase. For the years ended October 31, 2014 and 2013, the redemption fees received by the Fund were $8,404 and $110,770, respectively. On February 1, 2014, the Fund eliminated the redemption fee.

On October 31, 2014, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	4	52%
Class A	3	64%
Class B	4	69%
Class C	4	69%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2014 and 2013, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain
2014	2013	2014	2013
$71,286,758	$37,542,285	$816,637	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of dividends payable, wash sales, forward contracts marked to market, partnership basis adjustments and income from defaulted bonds. At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Ordinary income distributions payable	$(985,887)
Undistributed Capital Gain	921,341
Accumulated realized loss	(2,325,642)
Unrealized depreciation	(26,025,962)
$(28,416,150)

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 7. Federal Income Taxes

At October 31, 2014, the Fund had $2,325,642 of short-term capital loss carryforwards available to offset possible future capital gains which will expire in 2016.

Included in the Fund's capital loss carryforward is $2,325,642, acquired in the Credit Suisse High Yield Fund merger, which is subject to IRS limitations. During the tax year ended October 31, 2014, the Fund utilized $8,565,283 of the capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire.

At October 31, 2014, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$1,896,952,179
Unrealized appreciation	$5,707,299
Unrealized depreciation	(31,258,855)
Net unrealized appreciation (depreciation)	$(25,551,556)

At October 31, 2014, the Fund reclassified $970,872 from accumulated net investment income and $970,994 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss), defaulted bonds and partnership basis adjustments. Net assets were not affected by these reclassifications.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 9. Other Matters

investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the court accepted and implemented the sentence as set out in the plea agreement. The court imposed no additional conditions beyond those contained in the agreement.

Credit Suisse Floating Rate High Income Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Credit Suisse Floating Rate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Floating Rate High Income Fund (a separate fund of Credit Suisse Opportunity Funds)(the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 29, 2014

Credit Suisse Floating Rate High Income Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	12

Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Floating Rate High Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since 2001	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	10

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) from February 2007 to November 2007; Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014; Director of Miller Buckfire & Co., LLC (financial restructuring).

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Floating Rate High Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 2001 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	12

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013; Partner Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Floating Rate High Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002 – 2008.
Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Floating Rate High Income Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) INC, DISTRIBUTOR.  FLHI-AR-1014

CREDIT SUISSE FUNDS

Annual Report

October 31, 2014

■  CREDIT SUISSE
STRATEGIC INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report
October 31, 2014 (unaudited)

December 22, 2014

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Strategic Income Fund (the "Fund"), for the 12-months ended October 31, 2014.

Performance Summary
11/01/13 – 10/31/14

Fund & Benchmark	Performance
Class I1	5.57%
Class A1,2	5.28%
Class C1,2	4.43%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[3]	0.06%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market Review: A positive period for credit and fixed income

The 12-months ended October 31, 2014 was a positive one for fixed income. For much of the year, a bid for duration products caused a rally in the US Treasury market that led to positive returns across fixed income. The 10-year Treasury returned 5.20% for the period. In comparison, credit markets, such as investment grade corporates, represented by the BofA Merrill Lynch US Corporate Index4 , returned 6.49%, while high yield bonds, as represented by BofA Merrill Lynch High Yield Master II Constrained Index5, posted positive returns of 5.85%. The Credit Suisse Leveraged Loan Index6 registered a return of 3.77% for the same time period.

Default activity has remained low for the high yield universe with the par-weighted default rate, as reported by JPMorgan, reaching 1.86% in October for the senior loan market, par-weighted default rates were reported at 3.28%, according to S&P Leveraged Commentary and Data. There was a notable default this year — Energy Futures ("TXU"), a Texas based utility company. Absent TXU, default rates are 0.53% for high yield and 0.24% for senior loans.

High yield spreads were largely unchanged, narrowing by 1 basis point and ending the period at 444 basis points.

The yield-to-worst finished the period at 5.86%, compared to 5.66% in October of 2013. The discount margin for the senior loan asset class, using a three-year average life assumption, widened 17 basis points during the period

1

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

to +515 basis points, while the average Index price finished the period at 97.61, down by 0.61 points.

Strategic Review and Outlook: Anticipating a continuing positive environment

For the 12-months ended October 31, 2014, the Fund outperformed the benchmark. Given the positive interest rate and credit rate environments, returns in the high yield, leveraged loans and CLO asset classes all contributed to returns.

During the period, we favored the defensive nature of the senior loan asset class and we will continue to opportunistically take advantage of volatility within high yield bonds. In CLOs, we have been highly selective, buying a combination of well-subordinated, longer-duration mezzanine issues at big discounts from par, as well as sourcing earlier vintage, shorter-duration, higher coupon/higher priced bonds that exhibit less market price volatility.

Within the high yield market, trading has focused on areas where the manager perceived relative value. Depending on market conditions, this has fluctuated between compelling secondary opportunities and the new issues coming at concessions. As we head into the remainder of the year and into 2015, we will look to take advantage of market dislocations and selectively add in names that offer compelling risk-return.

Within the loan market, we expect price action will be driven primarily by supply and demand dynamics between mutual fund flows, collateralized loan obligation ("CLO") creation and the new issue pipeline. Looking forward, most market participants expect the Fed to raise short-term interest rates in mid to late 2015. Given that loans typically have short interest rate exposure and coupons that are based on short-term rates, the asset class should benefit from a rising rate environment.

For credit asset classes in general, fundamentals generally remain strong, supporting a sanguine outlook for default rates. However, as appetite for risk products has wavered in the past few months and oil prices have dropped, market volatility has increased. Thus, looking forward, we expect security selection to be an increasingly important contributor to returns in the future and continue to be selective in portfolio positioning.

2

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

The Credit Suisse Credit Investments Group

John G. Popp
Andrew H. Marshak
Thomas J. Flannery
Louis I. Farano
Wing Chan

Senior secured floating rate loans ("Senior Loans") are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

Collateralized loan obligations ("CLOs") are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the Fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2014; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Strategic Income Fund1 Class I Shares,
Class A Shares2, Class C Shares2 and the BofA
Merrill Lynch 3 Month U.S. Treasury Bill Index3
from Inception (09/28/12).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares and 1.99% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was 0.29%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 3.45%.

3  Using only liquid securities, the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index seeks to replicate the return of the overall hedge fund industry, as represented by the Dow Jones Credit Suisse Hedge Fund Index. An index does not have transactions costs; investors may not invest directly in an index.

4  The Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

5  The BofA Merrill Lynch US High Yield Master II Constrained Index is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer's allocation is limited to 2% of the index. An index does not have transaction costs; investors cannot invest directly in an index.

6  Credit Suisse Leveraged Loan Index is an unmanaged index that is designed to mirror the investable universe of the U.S dollar denominated institutional leveraged loan market. An index does not have transaction costs, investors cannot invest directly in an index.

4

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Average Annual Returns as of October 31, 20141

	1 Year	Since Inception[2]
Class I	5.57%	8.81%
Class A Without Sales Charge	5.28%	8.55%
Class A With Maximum Sales Charge	0.29%	6.05%
Class C Without CDSC	4.43%[3]	7.71%
Class C With CDSC	3.45%	7.71%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 1.18% for Class I shares, 1.42% for Class A shares and 2.18% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 0.99% for Class I shares, 1.24% for Class A shares and 1.99% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares and 1.99% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Inception Date September 28, 2012.

3  The calculated total return shown does not reflect adjustments required under U.S. GAAP made to the Net Asset Value as of October 31, 2014. The total return for Class C shares based on the Net Asset Value adjusted for financial statement purposes is 4.53%.

5

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2014.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2014

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$998.50	$997.30	$992.50
Expenses Paid per $1,000*	$4.99	$6.24	$9.99
Hypothetical 5% Fund Return
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,020.21	$1,018.85	$1,015.17
Expenses Paid per $1,000*	$5.04	$6.31	$10.11
	Class I	Class A	Class C
Annualized Expense Ratios*	0.99%	1.24%	1.99%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

7

Credit Suisse Strategic Income Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of October 31, 2014)

S&P Ratings
BB	18.8%
B	44.8
CCC	21.3
D	0.0
NR	12.5
Subtotal	97.4
Equity and Other	0.4
Short-Term Investment[1]	2.2
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2014, if applicable.

8

Credit Suisse Strategic Income Fund
Schedule of Investments
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (33.0%)
Auto Parts & Equipment (0.5%)
$450	MPG Holdco I, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/17 @ 105.53)‡	(B+, B3)	10/15/22	7.375	$474,750
Building & Construction (0.5%)
500	Rialto Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 103.50)‡	(B, B2)	12/01/18	7.000	512,188
Building Materials (0.3%)
250	Interline Brands, Inc., 10.000% Cash,10.750% PIK, Global Senior Unsecured Notes (Callable 12/01/14 @ 105.00)[1]	(CCC+, Caa2)	11/15/18	20.750	261,875
Chemicals (2.5%)
800	Nufarm Australia Ltd., Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.78)‡	(B+, B1)	10/15/19	6.375	807,000
1,000	Polymer Group, Inc., Global Senior Secured Notes (Callable 02/01/15 @ 103.88)	(B-, B2)	02/01/19	7.750	1,045,000
600	Polymer Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/15 @ 105.16)‡	(CCC+, Caa1)	06/01/19	6.875	594,750
52	Reichhold Industries, Inc., 9.000% Cash, 11.000% PIK, Rule 144A, Senior Secured Notes (Callable 12/01/14 @ 100.00)‡ [1]	(D, NR)	05/08/17	20.000	28,749
					2,475,499
Diversified Capital Goods (0.9%)
250	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/19 @ 102.63)‡	(B+, Ba2)	07/15/24	5.250	246,875
600	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)‡	(B+, Ba2)	09/01/22	5.500	613,500
					860,375
Energy - Exploration & Production (4.6%)
1,050	Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(B-, B3)	04/15/21	6.750	1,057,875
500	Dynegy Finance II, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/17 @ 103.38)‡	(NR, B3)	11/01/19	6.750	518,125
500	Harkand Finance, Inc., Reg S, Rule 144A, Senior Secured Notes (Callable 03/28/16 @ 104.50)‡[2]	(NR, NR)	03/28/19	7.500	482,500

See Accompanying Notes to Financial Statements.
9

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Energy - Exploration & Production
$750	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 11/01/16 @ 103.25)	(B+, B2)	11/01/21	6.500	$772,500
750	PDC Energy, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 103.88)	(B-, B3)	10/15/22	7.750	791,415
1,000	Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)	(B-, B3)	11/15/22	7.500	937,500
					4,559,915
Gaming (1.0%)
750	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/17 @ 104.13)‡€	(B, B2)	02/15/21	8.250	953,864
Gas Distribution (2.3%)
450	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	519,750
1,000	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B, B1)	02/15/21	5.750	1,006,250
750	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB-, B1)	03/01/20	6.500	781,875
					2,307,875
Health Facility (0.5%)
500	Aviv Healthcare Capital Corp., Global Company Guaranteed Notes (Callable 10/15/17 @ 103.00)	(BB, Ba3)	10/15/21	6.000	516,875
Health Services (1.3%)
1,250	Covenant Surgical Partners, Inc., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.56)‡	(B-, B3)	08/01/19	8.750	1,256,250
Hotels (1.1%)
1,000	Financiere Quick SAS, Rule 144A, Unsecured Notes (Callable 10/15/15 @ 102.00)‡€#	(CCC, Caa2)	10/15/19	7.582	1,039,907
Investments & Misc. Financial Services (0.9%)
500	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 10/01/15 @ 107.78)‡£	(B+, B2)	10/01/19	10.375	877,581

See Accompanying Notes to Financial Statements.
10

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Media - Cable (1.0%)
$1,000	Midcontinent Communications & Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/16 @ 104.69)‡	(B-, B3)	08/01/21	6.250	$1,027,500
Media - Diversified (1.0%)
965	National CineMedia LLC, Global Senior Secured Notes (Callable 04/15/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	981,888
Media - Services (0.5%)
500	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B1)	11/15/22	6.500	520,000
Metals & Mining - Excluding Steel (4.2%)
500	Boart Longyear Management Pty. Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50)‡	(CCC, Caa2)	04/01/21	7.000	406,250
500	Boart Longyear Management Pty. Ltd., Rule 144A, Senior Secured Notes‡	(B-, B3)	10/01/18	10.000	537,500
1,000	KGHM International Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 103.88)‡	(BB-, B1)	06/15/19	7.750	1,065,000
2,000	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	1,905,000
500	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63)‡	(NR, NR)	05/15/19	9.250	247,500
					4,161,250
Oil Field Equipment & Services (2.3%)
800	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 12/01/15 @ 103.63)‡	(B+, B2)	12/01/17	7.250	797,000
800	Pioneer Energy Services Corp., Rule 144A, Company Guaranteed Notes (Callable 03/15/17 @ 104.59)‡	(B+, B2)	03/15/22	6.125	746,000
500	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/01/15 @ 104.31)‡	(B+, Ba3)	11/01/18	8.625	496,250
250	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88)‡	(B-, B3)	11/15/19	9.750	235,000
					2,274,250

See Accompanying Notes to Financial Statements.
11

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Oil Refining & Marketing (2.6%)
$1,000	Coffeyville Finance, Inc., Global Secured Notes (Callable 11/01/17 @ 103.25)	(B+, B2)	11/01/22	6.500	$1,015,000
1,250	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)	(BB+, Ba3)	02/15/20	8.250	1,314,062
250	Western Refining, Inc., Global Company Guaranteed Notes (Callable 04/01/17 @ 103.13)	(B+, B3)	04/01/21	6.250	252,500
					2,581,562
Real Estate Investment Trusts (2.1%)
1,000	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ 103.63)	(B, Ba3)	04/15/19	7.250	1,027,500
500	iStar Financial, Inc., Senior Unsecured Notes (Callable 07/01/16 @ 102.50)	(B+, B3)	07/01/19	5.000	500,000
500	iStar Financial, Inc., Senior Unsecured Notes (Callable 08/01/17 @ 100.00)	(B+, B3)	11/01/17	4.000	497,750
					2,025,250
Software - Services (1.4%)
1,000	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)	(BB-, B2)	01/15/23	4.500	870,000
500	Sophia Holding Finance, Inc., PIK, Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 102.00)‡[1]	(CCC+, Caa2)	12/01/18	9.625	511,250
					1,381,250
Support - Services (0.8%)
500	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)	(B+, B3)	09/01/22	7.000	536,250
250	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ 103.31)	(BB-, Ba3)	02/15/21	6.625	265,625
					801,875
Telecom - Wireless (0.2%)
183	SBA Communications Corp., Rule 144A, Senior Unsecured Notes (Callable 07/15/17 @ 103.66)‡	(B, B3)	07/15/22	4.875	180,690
Theaters & Entertainment (0.5%)
500	Regal Entertainment Group, Senior Unsecured Notes (Callable 06/15/18 @ 102.88)	(B-, B3)	06/15/23	5.750	482,500
TOTAL CORPORATE BONDS (Cost $33,393,483)					32,514,969

See Accompanying Notes to Financial Statements.
12

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (43.8%)
Aerospace & Defense (0.5%)
$101	Aveos Fleet Performance, Inc.#K	(CCC+, B3)	03/12/15	12.750	$253
500	LM U.S. Corp. Acquisition, Inc.#	(CCC, Caa2)	01/25/21	8.250	493,750
					494,003
Building Materials (1.5%)
486	Panolam Industries International, Inc.#	(BB-, B2)	08/30/17	7.750	486,301
991	Roofing Supply Group LLC#	(B, B3)	05/31/19	5.000	979,187
					1,465,488
Chemicals (4.5%)
1,000	Albaugh LLC#	(BB-, B1)	05/30/21	6.000	986,250
1,000	Colouroz Investment 1 GmbH#	(NR, Caa1)	09/06/22	8.250	962,500
995	Peroxychem LLC#	(B+, B2)	02/28/20	7.500	999,975
1,500	Royal Adhesives and Sealants LLC#	(CCC+, Caa2)	01/31/19	9.750	1,516,875
					4,465,600
Consumer Products (1.0%)
995	ABG Intermediate Holdings 2 LLC#	(B+, B1)	05/27/21	5.500	991,269
Diversified Capital Goods (1.3%)
750	Husky Injection Molding Systems Ltd.#	(CCC+, Caa1)	06/30/22	7.250	736,875
701	Revere Industries LLC#K	(CCC-, B3)	04/30/15	10.000	595,807
					1,332,682
Electric - Generation (0.4%)
600	Texas Competitive Electric Holdings Co. LLC#	(CCC, NR)	10/10/17	4.647	438,213
Electronics (1.5%)
975	FIDJI Luxembourg (BC4) Sarl#	(BB-, B1)	12/24/20	6.250	977,442
500	TriZetto Corp.#	(CCC, Caa1)	03/28/19	8.500	503,750
					1,481,192
Financial Services (1.0%)
1,000	Mergermarket U.S.A., Inc.#	(CCC+, Caa2)	02/04/22	7.500	960,000
Food - Wholesale (2.4%)
625	Allflex Holdings III, Inc.#	(B-, B2)	07/19/21	8.000	618,491
744	Big Heart Pet Brands#	(B+, B1)	03/08/20	3.500	717,711
1,000	The Winebow Group, Inc.#	(CCC+, Caa1)	12/31/21	8.500	992,500
					2,328,702
Gaming (0.7%)
743	ROC Finance LLC#	(BB-, B2)	06/20/19	5.000	713,264
Health Facilities (2.5%)
494	Premier Dental Services, Inc.#	(B, B3)	11/01/18	6.000	486,968
2,000	Surgery Center Holdings, Inc.#	(CCC+, Caa2)	07/09/21	8.500	1,970,010
					2,456,978
Health Services (1.0%)
1,000	Valitas Health Services, Inc.#	(B-, B3)	06/02/17	6.000	975,000

See Accompanying Notes to Financial Statements.
13

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Insurance Brokerage (1.0%)
$1,000	AssuredPartners Capital, Inc.#	(CCC+, Caa2)	04/02/22	7.750	$983,125
Investments & Misc. Financial Services (2.1%)
494	Liquidnet Holdings, Inc.#	(B, B3)	05/22/19	7.750	488,813
1,000	Transfirst Holdings, Inc.#	(NR, Caa1)	06/27/18	8.000	1,001,875
605	Walter Investment Management Corp.#	(B+, B2)	12/11/20	4.750	572,165
					2,062,853
Leisure (1.0%)
1,000	New York Wheel Owner LLC#K^	(NR, NR)	06/05/20	9.250	980,000
Life Insurance (0.6%)
356	MMM Holdings, Inc.#	(B+, B2)	12/12/17	9.750	353,682
259	MSO of Puerto Rico, Inc.#	(B+, B2)	12/12/17	9.750	257,133
					610,815
Machinery (1.9%)
409	Alliance Laundry Systems LLC#	(CCC+, Caa2)	12/10/19	9.500	411,903
410	Winoa S.A.€#K	(NR, NR)	01/24/19	4.010	509,974
137	Winoa S.A.€#^K	(NR, NR)	01/30/19	4.010	170,419
785	WTG Holdings III Corp.#	(CCC+, NR)	01/15/22	8.500	776,495
					1,868,791
Media - Broadcast (1.2%)
1,000	All3Media International€#	(B, B3)	06/30/22	8.250	1,238,805
Oil Field Equipment & Services (2.0%)
995	Philadelphia Energy Solutions LLC#	(BB-, B1)	04/04/18	6.250	946,446
1,000	Shelf Drilling Holdings Ltd.#	(B+, B1)	10/08/18	10.000	992,500
					1,938,946
Packaging (0.5%)
500	Clondalkin Acquisitions B.V.#	(CCC+, Caa2)	11/27/20	10.000	502,500
Pharmaceuticals (1.4%)
937	Auxilium Pharmaceuticals, Inc.#	(B-, Ba3)	04/26/17	6.250	943,492
499	Delta Dutch Newco B.V.#	(B, B2)	03/11/21	4.250	487,321
					1,430,813
Printing & Publishing (0.7%)
727	Harland Clarke Holdings Corp.#	(B+, B1)	05/22/18	7.000	735,644
Software - Services (4.5%)
500	AVG Technologies N.V.#	(BB, B1)	10/15/20	5.750	492,188
1,000	Flexera Software LLC#	(CCC+, Caa1)	04/02/21	8.000	977,500
1,000	Landslide Holdings, Inc.#	(CCC+, Caa1)	02/25/21	8.250	987,500
995	MRI Software LLC#	(B+, B2)	01/29/21	5.250	992,512
1,000	MSC.Software Corp.#	(CCC, Caa1)	06/01/21	8.500	985,000
					4,434,700

See Accompanying Notes to Financial Statements.
14

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Specialty Retail (1.0%)
$980	Ollie's Bargain Outlet, Inc.#	(B, B2)	09/27/19	4.750	$972,230
Support - Services (3.0%)
961	Evergreen Tank Solutions, Inc.#	(CCC+, Caa1)	09/28/18	9.500	936,513
998	Institutional Shareholder Services, Inc.#	(B+, B2)	04/30/21	5.000	987,525
988	Long Term Care Group, Inc.#	(B, B3)	06/06/20	6.000	994,906
					2,918,944
Telecom - Wireless (1.0%)
1,000	Maritime Telecommunications Network, Inc.#	(B+, NR)	03/03/16	7.500	955,000
Telecommunications Equipment (1.5%)
497	Avaya, Inc.#	(B, B1)	03/30/18	6.500	494,402
1,000	Omnitracs, Inc.#	(CCC+, Caa1)	05/25/21	8.750	991,670
					1,486,072
Transportation - Excluding Air/Rail (2.1%)
1,801	Fraikin OPCO€#K^	(CCC+, B2)	03/31/17	11.182	2,030,362
TOTAL BANK LOANS (Cost $44,029,588)					43,251,991
ASSET BACKED SECURITIES (18.9%)
Collateralized Debt Obligations (18.9%)
900	ARES CLO Ltd., 2012-2A, Rule 144A‡#	(BB, NR)	10/12/23	6.031	858,982
1,000	Atlas Senior Loan Fund V Ltd., 2014-1A, Rule 144A‡#	(BB-, NR)	07/16/26	4.946	857,285
750	Carlyle Global Market Strategies CLO Ltd., 2012-4A, Rule 144A‡•	(NR, NR)	01/20/25	0.000	661,951
750	CIFC Funding Ltd., 2012-3A, Rule 144A‡#	(B, NR)	01/29/25	7.133	706,455
1,250	Galaxy XIV CLO Ltd., 2012-14A, Rule 144A‡#	(BB, NR)	11/15/24	5.634	1,172,985
650	Galaxy XVII CLO Ltd., 2014-17A, Rule 144A‡#	(BB, NR)	07/15/26	4.997	567,522
800	Halcyon Loan Advisors Funding Ltd., 2012-2A, Rule 144A‡#	(BB, NR)	12/20/24	5.633	739,524
1,000	Hildene CLO II Ltd., 2014-2A, Rule 144A‡#	(NR, Ba3)	07/19/26	5.331	903,446
1,000	ING Investment Management CLO Ltd., 2012-1RA, Rule 144A‡#	(B, NR)	03/14/22	6.734	990,325
500	JFIN CLO Ltd., 2013-1A, Rule 144A‡#	(BB, NR)	01/20/25	4.981	441,746
1,300	KVK CLO Ltd., 2013-1A, Rule 144A‡#	(BB, NR)	04/14/25	5.730	1,200,735
1,000	Ocean Trails CLO IV, 2013-4A, Rule 144A‡#	(B, NR)	08/13/25	6.134	873,078
1,000	OCP CLO Ltd., 2014-6A, Rule 144A‡#	(B, NR)	07/17/26	5.855	831,433
1,000	Saranac CLO III Ltd., 2014-3A, Rule 144A‡#	(NR, Ba3)	06/22/25	5.459	883,854
1,000	Shackleton V CLO Ltd., 2014-5A, Rule 144A‡#	(BB-, NR)	05/07/26	4.587	837,224
750	Sound Point CLO II Ltd., 2013-1A, Rule 144A‡#	(B, NR)	04/26/25	5.734	635,907
1,000	Sound Point CLO IV Ltd., 2013-3A, Rule 144A‡#	(NR, Ba3)	01/21/26	4.731	851,084
750	Sound Point CLO IV Ltd., 2013-3A, Rule 144A‡#	(NR, B2)	01/21/26	5.181	604,276
750	Sound Point CLO V Ltd., 2014-1A, Rule 144A‡#	(NR, Ba3)	04/18/26	4.481	622,154

See Accompanying Notes to Financial Statements.
15

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2014

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES
Collateralized Debt Obligations
$750	Trinitas CLO I Ltd., 2014-1A, Rule 144A‡#	(BB, NR)	04/15/26	4.981	$646,307
1,325	Venture XVII CLO Ltd., 2014-17A, Rule 144A‡#	(NR, Ba2)	07/15/26	5.231	1,159,327
800	WhiteHorse IX Ltd., 2014-9A, Rule 144A‡#	(NR, Ba3)	07/17/26	4.869	699,141
1,000	WhiteHorse VIII Ltd., 2014-1A, Rule 144A‡#	(NR, Ba3)	05/01/26	4.790	870,109
TOTAL ASSET BACKED SECURITIES (Cost $19,367,987)					18,614,850
Number of Shares
COMMON STOCK (0.3%)
Consumer Products (0.3%)
2,027	Natural Products Group* (Cost $297,984)				296,464
MUTUAL FUNDS (0.1%)
Commingled Funds (0.1%)
4,600	BlackRock Floating Rate Income Strategies Fund, Inc.				63,204
2,300	Eaton Vance Floating-Rate Income Trust				32,821
TOTAL MUTUAL FUNDS (Cost $100,797)					96,025
Par (000)
SHORT-TERM INVESTMENT (2.2%)
$2,154	State Street Bank and Trust Co. Euro Time Deposit (Cost $2,154,000)		11/03/14	0.010	2,154,000
TOTAL INVESTMENTS AT VALUE (98.3%) (Cost $99,343,839)					96,928,299
OTHER ASSETS IN EXCESS OF LIABILITIES (1.7%)					1,723,884
NET ASSETS (100.0%)					$98,652,183

INVESTMENT ABBREVIATION

NR = Not Rated

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2014, these securities amounted to a value of $33,270,829 or 33.7% of net assets.

1  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

2  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

€  This security is denominated in Euros.

#  Variable rate obligations — The interest rate is the rate as of October 31, 2014.

£  This security is denominated in British Pounds.

K  Illiquid security.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
October 31, 2014

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors/Trustees.

•  Zero coupon security.

*  Non-income producing security.

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value	Net Unrealized Appreciation (Depreciation)
GBP	870,000	USD	1,405,876	01/15/15	Morgan Stanley	$1,405,876	$1,391,068	$(14,808)
USD	6,267,555	EUR	4,960,000	01/15/15	Morgan Stanley	(6,267,555)	(6,217,362)	50,193
USD	2,435,685	GBP	1,518,000	01/15/15	Morgan Stanley	(2,435,685)	(2,427,174)	8,511
								$43,896

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Sell
Interest Rate Contracts 10YR U.S. Treasury Note Futures	USD	Dec 2014	(55)	$(6,949,766)	$(28,461)
Net unrealized appreciation (depreciation)					$(28,461)

See Accompanying Notes to Financial Statements.
17

Credit Suisse Strategic Income Fund
Statement of Assets and Liabilities
October 31, 2014

Assets
Investments at value (Cost $99,343,839) (Note 2)	$96,928,299
Cash segregated at brokers for futures contracts (Note 2)	72,600
Receivable for investments sold	9,860,520
Interest receivable	1,188,148
Unrealized appreciation on forward currency contracts (Note 2)	58,704
Receivable for fund shares sold	49,260
Variation margin receivable on futures contracts (Note 2)	14,505
Prepaid expenses and other assets	137,091
Total assets	108,309,127
Liabilities
Advisory fee payable (Note 3)	16,641
Administrative services fee payable (Note 3)	5,566
Shareholder servicing/Distribution fee payable (Note 3)	7,417
Payable for investments purchased	5,692,984
Due to custodian	2,076,814
Due to custodian for foreign currency at value (cost $1,271,697)	1,270,208
Payable for fund shares redeemed	222,107
Loan payable (Note 4)	200,000
Unrealized depreciation on forward currency contracts (Note 2)	14,808
Trustees' fee payable	10,440
Dividend payable	3,037
Accrued expenses	136,922
Total liabilities	9,656,944
Net Assets
Capital stock, $.001 par value (Note 6)	9,426
Paid-in capital (Note 6)	99,165,716
Accumulated net investment loss	(47,177)
Accumulated net realized gain from investments, futures contracts and foreign currency transactions	1,937,939
Net unrealized depreciation from investments, futures contracts and foreign currency translations	(2,413,721)
Net asset	$98,652,183
I Shares
Net assets	$81,868,177
Shares outstanding	7,823,166
Net asset value, offering price and redemption price per share	$10.46
A Shares
Net assets	$14,633,271
Shares outstanding	1,397,115
Net asset value and redemption price per share	$10.47
Maximum offering price per share (net asset value/(1-4.75%))	$10.99
C Shares
Net assets	$2,150,735
Shares outstanding	205,441
Net asset value, offering price and redemption price per share	$10.47

See Accompanying Notes to Financial Statements.
18

Credit Suisse Strategic Income Fund
Statement of Operations
For the Year Ended October 31, 2014

Investment Income
Interest	$8,318,369
Dividends	1,739
Total investment income	8,320,108
Expenses
Investment advisory fees (Note 3)	916,333
Administrative services fees (Note 3)	156,793
Shareholder servicing/Distribution fees (Note 3)
Class A	150,860
Class C	12,522
Transfer agent fees (Note 3)	100,418
Registration fees	58,206
Audit and tax fees	52,100
Trustees' fees	44,139
Printing fees (Note 3)	43,745
Custodian fees	37,380
Legal fees	9,749
Commitment fees (Note 4)	6,956
Interest expense (Note 4)	5,469
Insurance expense	2,738
Miscellaneous expense	3,810
Total expenses	1,601,218
Less: fees waived (Note 3)	(222,808)
Net expenses	1,378,410
Net investment income	6,941,698
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Foreign Currency Related Items
Net realized gain from investments	1,506,377
Net realized loss from futures contracts	(80,303)
Net realized gain from foreign currency transactions	478,780
Payments by affiliates (See Note 9)	15,617
Net change in unrealized appreciation (depreciation) from investments	(3,577,839)
Net change in unrealized appreciation (depreciation) from futures contracts	(28,461)
Net change in unrealized appreciation (depreciation) from foreign currency translations	45,207
Net realized and unrealized loss from investments, futures contracts and foreign currency related items	(1,640,622)
Net increase in net assets resulting from operations	$5,301,076

See Accompanying Notes to Financial Statements.
19

Credit Suisse Strategic Income Fund
Statement of Changes in Net Assets

	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
From Operations
Net investment income	$6,941,698	$2,183,342
Net realized gain from investments, futures contracts and foreign currency transactions	1,920,471	1,183,257
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	(3,561,093)	1,096,476
Net increase in net assets resulting from operations	5,301,076	4,463,075
From Dividends and Distributions
Dividends from net investment income
Class I	(3,618,640)	(1,613,430)
Class A	(3,298,831)	(562,582)
Class C	(62,248)	(7,330)
Distributions from net realized gains
Class I	(444,056)	(31,458)
Class A	(730,997)	(153)
Class C	(2,529)	(208)
Net decrease in net assets resulting from dividends and distributions	(8,157,301)	(2,215,161)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	112,200,097	76,580,548
Reinvestment of dividends and distributions	8,113,603	2,201,120
Net asset value of shares redeemed	(97,397,159)[1]	(23,349,446)[2]
Net increase in net assets from capital share transactions	22,916,541	55,432,222
Net increase in net assets	20,060,316	57,680,136
Net Assets
Beginning of year	78,591,867	20,911,731
End of year	$98,652,183	$78,591,867
Accumulated net investment loss	$(47,177)	$(8,933)

1  Net of $193 of redemption fees retained by the Fund.

2  Net of $1,563 of redemption fees retained by the Fund.

See Accompanying Notes to Financial Statements.
20

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.65	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.64	0.61	0.01
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.06)	0.60	0.06
Total from investment operations	0.58	1.21	0.07
REDEMPTION FEES	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.63)	(0.60)	(0.01)
Distributions from net realized gains	(0.14)	(0.02)	—
Total dividends and distributions	(0.77)	(0.62)	(0.01)
Net asset value, end of year	$10.46	$10.65	$10.06
Total return[4]	5.57%	12.29%	0.67%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$81,868	$31,830	$20,710
Ratio of net expenses to average net assets	1.00%	0.99%	0.99%[5]
Ratio of expenses to average net assets excluding interest expense	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets	5.94%	5.77%	0.87%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.18%	0.63%	5.25%[5]
Portfolio turnover rate	124%	159%	31%

1  For the period September 28, 2012 (commencement of operations) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.
21

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.66	$10.07	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.58	0.45	0.00[3]
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.02)	0.73	0.08
Total from investment operations	0.56	1.18	0.08
REDEMPTION FEES	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.61)	(0.57)	(0.01)
Distributions from net realized gains	(0.14)	(0.02)	—
Total dividends and distributions	(0.75)	(0.59)	(0.01)
Net asset value, end of year	$10.47	$10.66	$10.07
Total return[4]	5.28%	11.94%	0.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$14,633	$46,573	$101
Ratio of net expenses to average net assets	1.24%	1.24%	1.24%[5]
Ratio of expenses to average net assets excluding interest expense	1.24%	1.24%	1.24%
Ratio of net investment income to average net assets	5.44%	4.22%	0.42%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.18%	0.63%	5.25%[5]
Portfolio turnover rate	124%	159%	31%

1  For the period September 28, 2012 (commencement of operations) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Financial Statements.
22

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2014	2013	2012[1]
Per share data
Net asset value, beginning of year	$10.65	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[2]	0.53	0.50	(0.00)[3]
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.05)	0.61	0.06
Total from investment operations	0.48	1.11	0.06
REDEMPTION FEES	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.52)	(0.50)	(0.00)[3]
Distributions from net realized gains	(0.14)	(0.02)	—
Total dividends and distributions	(0.66)	(0.52)	(0.00)[3]
Net asset value, end of year	$10.47[4]	$10.65	$10.06
Total return[5]	4.53%	11.18%	0.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$2,151	$189	$101
Ratio of net expenses to average net assets	2.00%	1.99%	1.99%[6]
Ratio of expenses to average net assets excluding interest expense	1.99%	1.99%	1.99%
Ratio of net investment income (loss) to average net assets	4.97%	4.77%	(0.33)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.18%	0.63%	5.25%[6]
Portfolio turnover rate	124%	159%	31%

1  For the period September 28, 2012 (commencement of operations) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

5  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.
See Accompanying Notes to Financial Statements.
23

Credit Suisse Strategic Income Fund
Notes to Financial Statements
October 31, 2014

Note 1. Organization

Credit Suisse Strategic Income Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are

24

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund's Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

25

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$32,514,969	$—	$32,514,969
Bank Loans	—	38,965,429	4,286,562	43,251,991
Asset Backed Securities	—	18,614,850	—	18,614,850
Common Stocks	296,464	—	—	296,464
Mutual Funds	96,025	—	—	96,025
Short-term Investment	—	2,154,000	—	2,154,000
	$392,489	$92,249,248	$4,286,562	$96,928,299
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$43,896	$—	$43,896
Futures Contracts	(28,461)	—	—	(28,461)

*Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts and futures contracts.

The following is a reconciliation of investments as of October 31, 2014 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Asset Backed Securities	Bank Loans	Common Stocks	Total
Balance as of October 31, 2013	$1,794,200	$—	$2,060,463	$3,854,663
Accrued discounts (premiums)	8,674	19,707	—	28,381
Purchases	—	4,050,414	—	4,050,414
Sales	(1,827,800)	—	(2,325,724)	(4,153,524)
Realized gain (loss)	37,860	—	195,415	233,275
Change in unrealized appreciation (depreciation)	(12,934)	(379,366)	69,846	(322,454)
Transfers into Level 3	—	595,807	—	595,807
Transfers out of Level 3	—	—	—	—
Balance as of October 31, 2014	$—	$4,286,562	$—	$4,286,562
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2014	$—	$(379,366)	$—	$(379,366)
	Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 10/31/2014	Valuation Technique(s)	Unobservable Input	Range
Bank Loans	$980,000	Acquisition Value	Acquisition Value	NA
	$3,306,562	Third Party Vendor	Single Broker Quote	NA

26

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

The Fund follows Financial Accounting Standards Board ("FASB") amendments to authoritative guidance which requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2014, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

27

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

Fair Values of Derivative Instruments as of October 31, 2014

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$58,704		Unrealized depreciation on forward currency contracts	$14,808
Interest Rate Contracts	Unrealized appreciation on futures contracts	—	*	Unrealized depreciation on futures contracts	28,461	*
		$58,704			$43,269

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward currency transactions	$594,248	Net change in unrealized appreciation (depreciation) from forward currency transactions	$61,237
Interest Rate Contracts	Net realized loss from futures contracts	(80,303)	Net change in unrealized appreciation (depreciation) from futures contracts	(28,461)
		$513,945		$32,776

The notional amounts of forward foreign currency contracts and futures contracts at the year ended October 31, 2014 are reflected in the Schedule of Investments. For the year ended October 31, 2014, the Fund held an average monthly value at net basis of $9,825,525 in forward foreign currency contracts and average monthly notional value at net basis of $2,169,411 in futures contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

28

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$58,704	$(14,808)	$—	$—	$43,896

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Liabilites Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$14,808	$(14,808)	$—	$—	$—

(a)  Forward foreign currency exchange contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of

29

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company

30

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts at October 31, 2014 are disclosed in the Schedule of Investments. At October 31, 2014, the amount of restricted cash held at brokers for the Fund was $72,600.

I) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. The Fund's open forward foreign currency contracts at October 31, 2014 are disclosed in the Schedule of Investments.

31

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2014, there were no securities out on loan. Securities lending income is accrued as earned.

K) OTHER — The high yield, fixed income securities in which the fund will invest will primarily consist of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate ("LIBOR"). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

32

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

L) NEW ACCOUNTING PRONOUNCEMENTS — In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under GAAP and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended October 31, 2014, investment advisory fees earned and fees waived/expenses reimbursed were $916,333 and $222,808, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before

33

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

February 28, 2015. Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses (excluding interest expense) will not exceed 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares, and 1.99% of the Fund's average daily net assets for Class C shares.

For the period ended October 31, 2014, the amounts waived and reimbursed by the Advisor, as well as the amounts available for recoupment/potential future recoupment by the Advisor and the expiration schedule at Ocbober 31, 2014 are as follows:

	Fee waivers/expense reimbursements subject to repayment	Expires October 31, 2015	Expires October 31, 2016	Expires October 31, 2017
Class I	$350,911	$65,936	$174,496	$110,479
Class A	193,671	514	83,111	110,046
Class C	3,757	514	960	2,283
Totals	$548,339	$66,964	$258,567	$222,808

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, serves as sub-investment advisor to the Fund directly. Credit Suisse U.K.'s sub-investment advisor fees are paid by Credit Suisse.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2014, co-administrative services fees earned by Credit Suisse were $109,960.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2014, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $46,833.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2014, the Fund paid Rule 12b-1

34

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

distribution fees of $150,860 for Class A shares and $12,522 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. Some of the fees are paid by Credit Suisse on behalf of the Fund. For the year ended October 31, 2014, the Fund reimbursed Credit Suisse $56,522, which is included in the Fund's transfer agent expense.

For the year ended October 31, 2014, CSSU and its affiliates advised the Fund that they retained $5,500 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Merrill Corporation ("Merrill"), formerly an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2014, Merrill was paid $34,151 for its services by the Fund. This amount was included in the printing fees presented on the Statement of Operations. Effective July 23, 2014, Merrill was no longer considered an affiliate.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first come first serve basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2014, the Fund had loans outstanding under the Credit Facility of $200,000. At October 31, 2014, and during the year ended October 31, 2014, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Paid
$399,597	1.350%	$14,595,000	$5,469

35

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments) were $164,318,590 and $140,702,765, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	5,577,837	$59,942,455	1,096,985	$11,429,787
Shares issued in reinvestment of dividends and distributions	379,603	4,049,153	155,857	1,638,107
Shares redeemed net of redemption fees	(1,122,241)	(11,944,176)	(322,555)	(3,422,530)
Net increase	4,835,199	$52,047,432	930,287	$9,645,364
	Class A
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	4,657,884	$50,152,817	6,183,314	$65,076,457
Shares issued in reinvestment of dividends and distributions	374,142	4,003,351	52,394	555,475
Shares redeemed net of redemption fees	(8,003,989)	(85,310,897)	(1,876,636)	(19,925,148)
Net increase (decrease)	(2,971,963)	$(31,154,729)	4,359,072	$45,706,784
	Class C
	For the Year Ended October 31, 2014		For the Year Ended October 31, 2013
	Shares	Value	Shares	Value
Shares sold	195,368	$2,104,825	7,199	$74,304
Shares issued in reinvestment of dividends and distributions	5,727	61,099	718	7,538
Shares redeemed net of redemption fees	(13,405)	(142,086)	(168)	(1,768)
Net increase	187,690	$2,023,838	7,749	$80,074

36

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 6. Capital Share Transactions

Prior to February 1, 2014, the Fund imposed a redemption fee of 2% of the value of shares that were redeemed or exchanged within 30 days from the date of purchase. For the years ended October 31, 2014 and 2013, the redemption fees received by the Fund were $193 and $1,563, respectively. On February 1, 2014, the Fund eliminated the redemption fee.

On October 31, 2014, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	5	*	93%
Class A	4		90%
Class C	4	*	45%

*This includes the seed money from Merchant Holdings, Inc., an affiliate of Credit Suisse.

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2014 and 2013, respectively, by the Fund were as follows:

Ordinary Income		Long-Term Capital Gain
2014	2013	2014	2013
$8,077,239	$2,215,161	$80,062	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of dividends payable, wash sales, forward contracts marked to market, futures contracts marked to market and organizational expenses. At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$1,242,795
Ordinary income distributions payable	(3,037)
Undistributed capital gain	717,404
Unrealized depreciation	(2,435,981)
$(478,819)

37

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 7. Federal Income Taxes

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire. The Fund has no pre-enactment capital loss carryforwards.

At October 31, 2014, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$99,350,663
Unrealized appreciation	$493,670
Unrealized depreciation	(2,916,034)
Net unrealized appreciation (depreciation)	$(2,422,364)

At October 31, 2014, the Fund reclassified $223 from accumulated net investment income and $233 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain/(loss), and distribution re-designations. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

38

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 9. Payments by Affiliates

During the year ended October 31, 2014, the Advisor fully reimbursed the Fund $15,617 for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return. In addition, the per share effect to realized and unrealized gain (loss) was less than a penny per share.

Note 10. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an

39

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 10. Other Matters

investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the court accepted and implemented the sentence as set out in the plea agreement. The court imposed no additional conditions beyond those contained in the agreement.

40

Credit Suisse Strategic Income Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Credit Suisse Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Strategic Income Fund (a separate fund of Credit Suisse Opportunity Funds)(the "Fund") at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 29, 2014

41

Credit Suisse Strategic Income Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	12

Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

42

Credit Suisse Strategic Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member Since Fund Inception	Since Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	10

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) from February 2007 to November 2007; Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014; Director of Miller Buckfire & Co., LLC (financial restructuring).

43

Credit Suisse Strategic Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	12

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013; Partner Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.

44

Credit Suisse Strategic Income Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002-2008.
Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

45

Credit Suisse Strategic Income Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

46

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  SlF-AR-1014

CREDIT SUISSE FUNDS

Annual Report

October 31, 2014

■  CREDIT SUISSE
VOLARIS US STRATEGIES FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report
October 31, 2014 (unaudited)

December 22, 2014

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Volaris US Strategies Fund (the "Fund"), for the period from inception through October 31, 2014.

Performance Summary
03/31/14 – 10/31/14

Fund & Benchmark	Performance
Class I1	7.90%
Class A1,2	7.70%
Class C1,2	7.30%
S&P 500 Total Return Index[3]	9.02%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market and Strategic Review:

For the period from inception, March 31, 2014 through October 31, 2014 the S&P 500 Total Return Index, the Fund's benchmark, had a return of 9.02%.

The Fund underperformed the benchmark for the period. Market conditions were mixed for the option based return seeking strategy, which provided a small positive contribution to Fund performance. Due to the absence of extreme market moving events, the tail-risk hedging component had a relatively small negative contribution to the Fund's returns. The costs to maintain market exposure to the S&P 500 Index in addition to fund fees exceeded the yield on the short-dated fixed income investments and were the main driver of the underperformance of the benchmark.

Despite elevated geo-political tensions and concerns over slowing global growth early in 2014, the US economy continued to accelerate. Improvements in US employment, an increase in GDP, and a generally supportive Federal Reserve helped to buoy risk appetite for US large capitalization stocks throughout the year. These conditions were supportive of our yield seeking strategy as low levels of perceived market risk were met with even lower levels of market volatility. The Team was able to generate additional income in the option-based yield seeking strategy through the sale of option spreads throughout most of the first half of 2014.

1

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

However, beginning in August 2014, global growth concerns came to the forefront once again as economic surveys in Europe and Asia came in below expectations. Economic activity in Germany, the European Union's largest economy, was slowing while data out of China also came in at weaker levels. These concerns culminated in a market correction in October as exposure to risky assets were reduced. A series of central bank actions by the Bank of China, the European Central Bank and the Bank of Japan helped to support markets. In conjunction with continued strong economic activity out of the US, the S&P 500 recovered to close at the highs for the fiscal year of the Fund. While the return of the S&P 500 from the end of August through the end of October was only+ 1%, the intra-period range was significant (10%) and volatile. This negatively impacted the yield seeking option-based strategy. Meanwhile, despite the sharp correction, the Tail Risk Hedging strategy was not a significant contributor to relative performance as the market subsequently recovered. The cost of implementing an extreme market hedging program was minimized.

Outlook

Going forward, equity market participants will continue to monitor the actions of central banks around the globe and continue to be sensitive to geo-political flare-ups. Currently, there is a contrast between the perceived paths of the world's major central banks, with the Federal Reserve appearing hawkish in comparison to the Bank of Japan and the European Central Bank, which continued to support the US Dollar. This trend may continue as Japan's economy unexpectedly entered into a recession despite its stimulus program while European growth remains weak, with deflation seemingly a bigger risk than inflation. This has many expecting the European Central Bank to implement additional easing measures.

Alternatively, in the US, significant improvements in the labor market supported the Federal Open Market Committee's decision to conclude its asset purchase program on October 29th. The growth picture in the US appears to be robust, while many central banks around the world appear willing to exert efforts to support a global economic recovery. This sentiment has been reflected in a rally in the US dollar versus other currencies around the world. However, the recent rapid decline in crude oil prices has also raised risk concerns. The impact of dramatically lower oil prices is unclear. While many expect that lower petroleum prices will boost global growth and favor oil consuming nations, geo-political tensions may increase in oil producing emerging economies. Even in the US, lower oil prices may curtail capital expenditures in the energy sector, which has been major contributor of recent economic activity.

2

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

The Credit Suisse Volaris Investment Group

Vivek Kapoor
Timothy Knowles

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in alternative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of alternative assets and strategies entails substantial risks, including risk of loss principal, credit risk, derivatives risk, equity exposure risk, exchange traded funds risk, fixed income risk, futures contracts risk, hedged exposure risk, index/tracking error risk, interest rate risk, leveraging risk, market risk, options risk, short positions risk, strategy risk, speculative exposure risk and U.S. government securities risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2014; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Volaris US Strategies Fund1 Class I Shares, Class A Shares2,
Class C Shares2 and S&P 500 Total Return Index3
from Inception (03/31/14).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Total return for the Fund's Class A shares from March 31, 2014 (Inception Date) through October 31, 2014, based on offering price (including maximum sales charge of 5.25%), was 2.09%. Total return for the Fund's Class C shares from March 31, 2014 (Inception Date) through October 31, 2014, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was 6.30%.

3  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors. An index does not have transaction costs; investors may not invest directly in an index.

4

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Average Annual Returns as of October 31, 20141

Since Inception[2]
Class I	7.90%
Class A Without Sales Charge	7.70%
Class A With Maximum Sales Charge	2.09%
Class C Without CDSC	7.20%
Class C With CDSC	6.30%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 2.42% for Class I shares, 2.67% for Class A shares and 3.42% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 1.30% for Class I shares, 1.55% for Class A shares and 2.30% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares through at least February 28, 2015.

2  Inception Date March 31, 2014.

5

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2014.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2014

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,071.50	$1,070.60	$1,066.60
Expenses Paid per $1,000*	$6.79	$8.09	$11.98
Hypothetical 5% Fund Return
Beginning Account Value 05/01/14	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/14	$1,018.65	$1,017.39	$1,013.61
Expenses Paid per $1,000*	$6.61	$7.88	$11.67
	Class I	Class A	Class C
Annualized Expense Ratios*	1.30%	1.55%	2.30%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

7

Credit Suisse Volaris US Strategies Fund
Annual Investment Adviser's Report (continued)
October 31, 2014 (unaudited)

Sector Breakdown*

United States Agency Obligations	72.98%
Options Purchased	16.77
Short-term Investment[1]	10.25
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2014, if applicable.

8

Credit Suisse Volaris US Strategies Fund
Schedule of Investments
October 31, 2014

Number of Contracts		Value
OPTIONS PURCHASED (20.0%)
Call Purchased Options (18.9%)
13	S&P 500 Index, Strike @ $1,820, expires 11/22/14	$253,370
2	S&P 500 Index, Strike @ $1,840, expires 01/17/15	36,560
26	S&P 500 Index, Strike @ $1,850, expires 11/22/14	429,780
1	S&P 500 Index, Strike @ $1,855, expires 12/20/14	16,430
135	S&P 500 Index, Strike @ $1,860, expires 01/17/15	2,227,500
59	S&P 500 Index, Strike @ $1,910, expires 11/07/14	625,990
8	S&P 500 Index, Strike @ $1,925, expires 02/27/15	96,560
6	S&P 500 Index, Strike @ $1,930, expires 11/28/14	54,360
5	S&P 500 Index, Strike @ $1,935, expires 11/14/14	41,400
4	S&P 500 Index, Strike @ $1,935, expires 11/22/14	33,760
6	S&P 500 Index, Strike @ $1,940, expires 11/28/14	49,080
28	S&P 500 Index, Strike @ $1,945, expires 11/14/14	205,800
3	S&P 500 Index, Strike @ $1,945, expires 11/22/14	22,650
4	S&P 500 Index, Strike @ $1,950, expires 01/17/15	36,280
7	S&P 500 Index, Strike @ $1,960, expires 11/22/14	43,750
7	S&P 500 Index, Strike @ $1,970, expires 11/14/14	36,050
19	S&P 500 Index, Strike @ $1,970, expires 11/22/14	103,170
6	S&P 500 Index, Strike @ $1,970, expires 11/28/14	34,080
13	S&P 500 Index, Strike @ $1,970, expires 12/20/14	86,190
4	S&P 500 Index, Strike @ $1,980, expires 12/20/14	23,640
144	S&P 500 Index, Strike @ $1,990, expires 11/22/14	558,720
102	S&P 500 Index, Strike @ $2,025, expires 11/28/14	203,490
198	S&P 500 Index, Strike @ $2,065, expires 11/22/14	76,230
98	S&P 500 Index, Strike @ $2,080, expires 11/22/14	20,090
127	S&P 500 Index, Strike @ $2,125, expires 11/22/14	5,715
130	S&P 500 Index, Strike @ $2,150, expires 01/17/15	50,050
130	S&P 500 Index, Strike @ $2,175, expires 12/20/14	10,400
		5,381,095
Put Purchased Options (1.1%)
104	S&P 500 Index, Strike @ $1,575, expires 11/22/14	1,560
106	S&P 500 Index, Strike @ $1,625, expires 01/17/15	31,270
106	S&P 500 Index, Strike @ $1,650, expires 12/20/14	16,430
72	S&P 500 Index, Strike @ $1,725, expires 11/28/14	6,120
120	S&P 500 Index, Strike @ $1,750, expires 11/22/14	7,200
6	S&P 500 Index, Strike @ $1,825, expires 11/22/14	750
17	S&P 500 Index, Strike @ $1,830, expires 11/14/14	1,020
8	S&P 500 Index, Strike @ $1,830, expires 01/17/15	9,800
8	S&P 500 Index, Strike @ $1,835, expires 11/14/14	520
28	S&P 500 Index, Strike @ $1,840, expires 11/22/14	4,060
135	S&P 500 Index, Strike @ $1,855, expires 11/22/14	22,950
6	S&P 500 Index, Strike @ $1,870, expires 11/22/14	1,260
7	S&P 500 Index, Strike @ $1,895, expires 11/22/14	2,065
27	S&P 500 Index, Strike @ $1,895, expires 11/28/14	12,555
9	S&P 500 Index, Strike @ $1,905, expires 11/07/14	495
26	S&P 500 Index, Strike @ $1,905, expires 11/22/14	8,970
14	S&P 500 Index, Strike @ $1,915, expires 12/20/14	19,880
20	S&P 500 Index, Strike @ $1,925, expires 11/14/14	5,100

See Accompanying Notes to Financial Statements.
9

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2014

Number of Contracts					Value
OPTIONS PURCHASED
13	S&P 500 Index, Strike @ $1,930, expires 11/07/14				$1,105
3	S&P 500 Index, Strike @ $1,940, expires 11/22/14				1,845
3	S&P 500 Index, Strike @ $1,945, expires 11/28/14				2,835
11	S&P 500 Index, Strike @ $1,950, expires 11/07/14				1,595
22	S&P 500 Index, Strike @ $1,965, expires 11/22/14				21,010
22	S&P 500 Index, Strike @ $1,975, expires 11/07/14				7,590
15	S&P 500 Index, Strike @ $1,975, expires 11/22/14				17,175
3	S&P 500 Index, Strike @ $1,975, expires 11/28/14				4,455
4	S&P 500 Index, Strike @ $1,980, expires 11/07/14				1,620
5	S&P 500 Index, Strike @ $1,985, expires 11/22/14				6,875
8	S&P 500 Index, Strike @ $1,990, expires 11/07/14				4,680
1	S&P 500 Index, Strike @ $1,995, expires 11/22/14				1,655
15	S&P 500 Index, Strike @ $2,000, expires 01/17/15				70,655
8	S&P 500 Index, Strike @ $2,005, expires 11/22/14				17,646
6	S&P 500 Index, Strike @ $2,010, expires 11/22/14				13,460
					326,206
TOTAL OPTIONS PURCHASED (Cost $4,426,828)					5,707,301
Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%
UNITED STATES AGENCY OBLIGATIONS (87.2%)
$5,829	United States Treasury Bills	(AA+, Aaa)	11/06/14	0.023	5,828,981
6,331	United States Treasury Bills^^^	(AA+, Aaa)	11/28/14	0.032	6,330,846
6,361	United States Treasury Bills^^^	(AA+, Aaa)	03/19/15	0.047	6,359,842
6,325	United States Treasury Bills	(AA+, Aaa)	04/02/15	0.037	6,323,999
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $24,843,668)					24,843,668
SHORT-TERM INVESTMENT (12.3%)
3,489	State Street Bank and Trust Co. Euro Time Deposit (Cost $3,489,000)		11/03/14	0.010	3,489,000
TOTAL INVESTMENTS AT VALUE (119.5%) (Cost $32,759,496)					34,039,969
LIABILITIES IN EXCESS OF OTHER ASSETS (-19.5%)					(5,552,461)
NET ASSETS (100.0%)					$28,487,508

†  Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. (Moody's) are unaudited.

^^^  At October 31, 2014, this security has been pledged, in whole or in part, as collateral for open written options.

See Accompanying Notes to Financial Statements.
10

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2014

Written Option Contracts

Number of Contracts	Call Written Options	Expiration Date	Premiums Received	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
9	S&P 500 Index, Strike @ $1,905	11/07/14	$34,013	$(99,990)	$(65,977)
13	S&P 500 Index, Strike @ $1,930	11/07/14	45,555	(112,320)	(66,765)
11	S&P 500 Index, Strike @ $1,950	11/07/14	35,939	(73,700)	(37,761)
22	S&P 500 Index, Strike @ $1,975	11/07/14	71,817	(96,800)	(24,983)
4	S&P 500 Index, Strike @ $1,980	11/07/14	7,993	(15,880)	(7,887)
8	S&P 500 Index, Strike @ $1,990	11/07/14	26,490	(25,120)	1,370
17	S&P 500 Index, Strike @ $1,830	11/14/14	87,826	(315,010)	(227,184)
8	S&P 500 Index, Strike @ $1,835	11/14/14	43,418	(144,240)	(100,822)
20	S&P 500 Index, Strike @ $1,925	11/14/14	75,547	(184,400)	(108,853)
6	S&P 500 Index, Strike @ $1,825	11/22/14	34,069	(113,940)	(79,871)
28	S&P 500 Index, Strike @ $1,840	11/22/14	147,074	(490,560)	(343,486)
135	S&P 500 Index, Strike @ $1,855	11/22/14	706,905	(2,165,400)	(1,458,495)
6	S&P 500 Index, Strike @ $1,870	11/22/14	30,025	(87,480)	(57,455)
7	S&P 500 Index, Strike @ $1,895	11/22/14	31,669	(85,190)	(53,521)
26	S&P 500 Index, Strike @ $1,905	11/22/14	119,049	(291,720)	(172,671)
3	S&P 500 Index, Strike @ $1,940	11/22/14	13,510	(23,970)	(10,460)
22	S&P 500 Index, Strike @ $1,965	11/22/14	92,048	(128,260)	(36,212)
15	S&P 500 Index, Strike @ $1,975	11/22/14	40,003	(75,300)	(35,297)
5	S&P 500 Index, Strike @ $1,985	11/22/14	14,111	(21,250)	(7,139)
1	S&P 500 Index, Strike @ $1,995	11/22/14	2,335	(3,530)	(1,195)
8	S&P 500 Index, Strike @ $2,005	11/22/14	21,374	(21,314)	60
6	S&P 500 Index, Strike @ $2,010	11/22/14	15,058	(15,425)	(367)
27	S&P 500 Index, Strike @ $1,895	11/28/14	132,068	(331,290)	(199,222)
3	S&P 500 Index, Strike @ $1,945	11/28/14	10,708	(23,220)	(12,512)
3	S&P 500 Index, Strike @ $1,975	11/28/14	8,926	(15,870)	(6,944)
14	S&P 500 Index, Strike @ $1,915	12/20/14	83,005	(154,840)	(71,835)
8	S&P 500 Index, Strike @ $1,830	01/17/15	63,474	(153,440)	(89,966)
15	S&P 500 Index, Strike @ $2,000	01/17/15	83,404	(83,404)	—
					$(3,275,450)
Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
59	S&P 500 Index, Strike @ $1,910	11/07/14	$255,957	$(3,245)	$252,712
5	S&P 500 Index, Strike @ $1,935	11/14/14	15,741	(1,575)	14,166
28	S&P 500 Index, Strike @ $1,945	11/14/14	79,184	(10,780)	68,404
7	S&P 500 Index, Strike @ $1,970	11/14/14	16,651	(4,725)	11,926
13	S&P 500 Index, Strike @ $1,820	11/22/14	72,886	(1,495)	71,391
26	S&P 500 Index, Strike @ $1,850	11/22/14	106,039	(4,160)	101,879
4	S&P 500 Index, Strike @ $1,935	11/22/14	13,130	(2,260)	10,870
3	S&P 500 Index, Strike @ $1,945	11/22/14	9,148	(2,025)	7,123
7	S&P 500 Index, Strike @ $1,960	11/22/14	27,149	(6,125)	21,024
19	S&P 500 Index, Strike @ $1,970	11/22/14	67,600	(19,855)	47,745
144	S&P 500 Index, Strike @ $1,990	11/22/14	573,287	(216,720)	356,567
6	S&P 500 Index, Strike @ $1,930	11/28/14	21,991	(4,560)	17,431
6	S&P 500 Index, Strike @ $1,940	11/28/14	21,283	(5,250)	16,033
6	S&P 500 Index, Strike @ $1,970	11/28/14	19,303	(8,250)	11,053

See Accompanying Notes to Financial Statements.
11

Credit Suisse Volaris US Strategies Fund
Schedule of Investments (continued)
October 31, 2014

Written Option Contracts

Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
1	S&P 500 Index, Strike @ $1,855	12/20/14	$7,215	$(795)	$6,420
13	S&P 500 Index, Strike @ $1,970	12/20/14	53,976	(32,500)	21,476
4	S&P 500 Index, Strike @ $1,980	12/20/14	17,117	(11,120)	5,997
2	S&P 500 Index, Strike @ $1,840	01/17/15	15,712	(2,650)	13,062
135	S&P 500 Index, Strike @ $1,860	01/17/15	803,550	(207,225)	596,325
4	S&P 500 Index, Strike @ $1,950	01/17/15	25,447	(12,400)	13,047
8	S&P 500 Index, Strike @ $1,925	02/27/15	63,930	(32,400)	31,530
					$1,696,181
Net Unrealized Appreciation (Depreciation)					$(1,579,269)

See Accompanying Notes to Financial Statements.
12

Credit Suisse Volaris US Strategies Fund
Statement of Assets and Liabilities
October 31, 2014

Assets
Investments at value (Cost $32,759,496) (Note 2)	$34,039,969
Cash	144
Cash segregated at brokers for written options (Note 2)	811,566
Receivable for investments sold	564,400
Receivable for fund shares sold	65,000
Deferred offering costs (Note 3)	28,895
Receivable from investment adviser (Note 3)	3,456
Prepaid expenses	11,243
Total assets	35,524,673
Liabilities
Administrative services fee payable (Note 3)	16,616
Shareholder servicing/Distribution fee payable (Note 3)	1,307
Outstanding written options, at value (Proceeds $4,363,709) (Note 2)	5,942,978
Payable for investments purchased	949,871
Trustees' fee payable	9,685
Offering costs (Note 3)	1,177
Payable to adviser	28,895
Accrued expenses	86,636
Total liabilities	7,037,165
Net Assets
Capital stock, $.001 par value (Note 6)	2,642
Paid-in capital (Note 6)	26,499,364
Accumulated net investment loss	(27,976)
Accumulated net realized gain from written options	2,312,274
Net unrealized depreciation from investments and written options	(298,796)
Net assets	$28,487,508
I Shares
Net assets	$25,318,574
Shares outstanding	2,346,983
Net asset value, offering price and redemption price per share	$10.79
A Shares
Net assets	$2,092,181
Shares outstanding	194,251
Net asset value and redemption price per share	$10.77
Maximum offering price per share (net asset value/(1-5.25%))	$11.37
C Shares
Net assets	$1,076,753
Shares outstanding	100,400
Net asset value, offering price and redemption price per share	$10.72

See Accompanying Notes to Financial Statements.
13

Credit Suisse Volaris US Strategies Fund
Statement of Operations
For the Period October 31, 20141

Investment Income
Interest	$2,903
Total investment income	2,903
Expenses
Investment advisory fees (Note 3)	155,353
Administrative services fees (Note 3)	36,637
Shareholder servicing/Distribution fees (Note 3)
Class A	2,043
Class C	6,117
Audit and tax fees	53,700
Offering costs (Note 3)	40,949
Custodian fees	30,792
Printing fees (Note 3)	19,970
Legal fees	18,556
Trustees' fees	18,311
Transfer agent fees (Note 3)	5,366
Registration fees	5,302
Commitment fees (Note 4)	2,894
Insurance expense	483
Miscellaneous expense	4,908
Total expenses	401,381
Less: fees waived and expenses reimbursed (Note 3)	(191,262)
Net expenses	210,119
Net investment loss	(207,216)
Net Realized and Unrealized Gain (Loss) from Investments and Written Options
Net realized gain from written options	2,489,213
Net change in unrealized appreciation (depreciation) from investments	1,280,473
Net change in unrealized appreciation (depreciation) from written options	(1,579,269)
Net realized and unrealized gain from investments and written options	2,190,417
Net increase in net assets resulting from operations	$1,983,201

1  For the period March 31, 2014 (commencement of operations) through October 31, 2014.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Volaris US Strategies Fund
Statement of Changes in Net Assets

For the Period Ended October 31, 2014[1]
From Operations
Net investment loss	$(207,216)
Net realized gain from written options	2,489,213
Net change in unrealized appreciation (depreciation) from investments and written options	(298,796)
Net increase in net assets resulting from operations	1,983,201
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	26,509,000
Net asset value of shares redeemed	(4,693)
Net increase in net assets from capital share transactions	26,504,307
Net increase in net assets	28,487,508
Net Assets
Beginning of period	—
End of period	$28,487,508
Accumulated net investment loss	$(27,976)

1  For the period March 31, 2014 (commencement of operations) through October 31, 2014.

See Accompanying Notes to Financial Statements.
15

Credit Suisse Volaris US Strategies Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.08)
Net gain on investments and written options (both realized and unrealized)	0.87
Total from investment operations	0.79
Net asset value, end of period	$10.79
Total return[3]	7.90%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$25,319
Ratio of net expenses to average net assets	1.30%[4]
Ratio of net investment loss to average net assets	(1.28)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.12%[4]
Portfolio turnover rate	—

1  For the period March 31, 2014 (commencement of operations) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Volaris US Strategies Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.09)
Net gain on investments and written options (both realized and unrealized)	0.86
Total from investment operations	0.77
Net asset value, end of period	$10.77
Total return[3]	7.70%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$2,092
Ratio of net expenses to average net assets	1.55%[4]
Ratio of net investment loss to average net assets	(1.53)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.12%[4]
Portfolio turnover rate	—

1  For the period March 31, 2014 (commencement of operations) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Volaris US Strategies Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout the Period)

For the Period Ended October 31, 2014[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.14)
Net gain on investments and written options (both realized and unrealized)	0.86
Total from investment operations	0.72
Net asset value, end of period	$10.72
Total return[3]	7.20%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,077
Ratio of net expenses to average net assets	2.30%[4]
Ratio of net investment loss to average net assets	(2.28)%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.12%[4]
Portfolio turnover rate	—

1  For the period March 31, 2014 (commencement of operations) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized. The non-recurring expenses of offering costs were not annualized.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements
October 31, 2014

Note 1. Organization

Credit Suisse Volaris US Strategies Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995. The Fund commenced operations on March 31, 2014.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less may be valued at amortized cost. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the

19

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

value of the underlying index. Option contracts on securities, currencies, indices, futures contracts, swaps and other instruments are valued at the mid-point between the last bid and ask quotations as of the close of trading on the exchange which the option is traded. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Fund's Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

20

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2014 in valuing the Fund's assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Options Purchased	$5,707,301	$—	$—	$5,707,301
United States Agency Obligations	—	24,843,668	—	24,843,668
Short-term Investment	—	3,489,000	—	3,489,000
	5,707,301	28,332,668	—	34,039,969
Other Financial Instruments*
Written Options	$(5,942,978)	$—	$—	$(5,942,978)

*Other financial instruments include written options, at value.

The Fund follows Financial Accounting Standards Board ("FASB") amendments to authoritative guidance which requires the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the period ended October 31, 2014, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the period ended October 31, 2014, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2014

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts	Purchased options, at value	$5,707,301	Outstanding written options, at value	$5,942,978	*

*Written options are reported at market value.

21

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain/Loss	Location	Net Unrealized Appreciation (Depreciation)
Equity Contracts	Net realized gain from written options	$2,489,213	Net change in unrealized appreciation (depreciation) from written options	$(1,579,269)

The notional amount of written options at the period ended October 31, 2014 is reflected in the Schedule of Investments. For the period ended October 31, 2014, the Fund received average monthly premiums of 1,456,615 from written option contracts.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs	$5,707,301	$(5,707,301)	$—	$—	$—

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2014:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Goldman Sachs	$5,942,978	$(5,707,301)	$—	$(235,677)	$—

(a)  Investments, at value (includes purchased and written options).

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

22

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) OPTION CONTRACTS — The Fund will enter into options contracts to gain exposure to risk volatility based assets. When the Fund purchases an

23

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. The Fund's written options at October 31, 2014 are disclosed in the Schedule of Investments. At October 31, 2014, the amount of restricted cash held at brokers was $811,566.

For the period ended October 31, 2014, transactions for written options on securities, interest rate swaps and futures were as follows:

	Number of Contracts	Premium Received
Written Options, outstanding as of October 31, 2013	—	$—
Options written	8,616	18,673,513
Options closed	(6,476)	(11,130,251)
Options exercised	—	—
Options expired	(1,190)	(3,179,553)
Written Options, outstanding as of October 31, 2014	950	$4,363,709

H) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential

24

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 2. Significant Accounting Policies

loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Statement of Assets and Liabilities.

I) NEW ACCOUNTING PRONOUNCEMENTS — In June 2013, the FASB issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under GAAP and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In June 2014, FASB issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

J) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2014, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the period ended October 31, 2014, investment advisory fees earned and fees waived/expenses reimbursed were $155,353 and $191,262, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided,

25

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2015. Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares, and 2.30% of the Fund's average daily net assets for Class C shares.

For the period ended October 31, 2014, the amounts waived and reimbursed by the Advisor, as well as the amounts available for recoupment/potential future recoupment by the Advisor and the expiration schedule at October 31, 2014 are as follows:

	Fee waivers/ expense reimbursements subject to repayment	Expires October 31, 2015	Expires October 31, 2016	Expires October 31, 2017
Class I	$173,670	$—	$—	$173,670
Class A	10,060	—	—	10,060
Class C	7,532	—	—	7,532
Totals	$191,262	$—	$—	$191,262

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the period ended October 31, 2014, co-administrative services fees earned by Credit Suisse were $13,982.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the period ended October 31, 2014, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $22,655.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C

26

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 3. Transactions with Affiliates and Related Parties

shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the period ended October 31, 2014, the Fund paid Rule 12b-1 distribution fees of $2,043 for Class A shares and $6,117 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. Some of the fees are paid by Credit Suisse on behalf of the Fund. For the period ended October 31, 2014, the Fund had no reimbursement to Credit Suisse.

For the period ended October 31, 2014, CSSU and its affiliates advised the Fund that there were no commissions earned on the sale of the Fund's Class A shares and Class C shares.

Merrill Corporation ("Merrill"), formerly an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the period ended October 31, 2014, Merrill was paid $8,399 for its services by the Fund. This amount was included in the printing fees presented on the Statement of Operations. Effective July 23, 2014, Merrill was no longer considered an affiliate.

Offering costs, including initial registration cost, were deferred and will be charged to expenses over the Fund's first 12 months of operation. For the period ended October 31, 2014, $40,949 has been expensed to the Fund.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first come first serve basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2014 and during the period ended October 31, 2014, the Fund had no borrowings outstanding under the Credit Facility.

27

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 5. Purchases and Sales of Securities

For the period ended October 31, 2014, purchases and sales of investment securities (excluding short-term investments and purchased options) were $0 and $0, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Period Ended October 31, 2014[1]
	Shares	Value
Shares sold	2,346,983	$23,500,000
Net increase	2,346,983	$23,500,000
	Class A
	For the Period Ended October 31, 2014[1]
	Shares	Value
Shares sold	194,716	$2,005,000
Shares redeemed	(465)	(4,693)
Net increase	194,251	$2,000,307
	Class C
	For the Period Ended October 31, 2014[1]
	Shares	Value
Shares sold	100,400	$1,004,000
Net increase	100,400	$1,004,000

1  For the period March 31, 2014 (commencement of operations) through October 31, 2014.

On October 31, 2014, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	1	*	98%
Class A	2	*	100%
Class C	1	*	100%

*This includes the seed money from Merchant Holdings, Inc., an affiliate of Credit Suisse.

28

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 6. Capital Share Transactions

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

There were no dividends paid by the Fund to shareholders during the period ended October 31, 2014.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. This difference is primarily due to differing treatments of organizational expenses. At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$699,147
Undistributed capital gain	1,314,331
$2,013,478

At October 31, 2014, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$32,759,496
Unrealized appreciation	$3,038,941
Unrealized depreciation	(1,758,468)
Net unrealized appreciation (depreciation)	$1,280,473

At October 31, 2014, the Fund reclassified $179,240 from accumulated net investment loss and $176,939 from accumulated net realized gain to paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatment of ordinary loss netting to reduce short term capital gains and non-deductible 12b-1 and blue sky expenses. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents.

29

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 8. Contingencies

The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by

30

Credit Suisse Volaris US Strategies Fund
Notes to Financial Statements (continued)
October 31, 2014

Note 9. Other Matters

CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined below) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the court accepted and implemented the sentence as set out in the plea agreement. The court imposed no additional conditions beyond those contained in the agreement.

31

Credit Suisse Volaris US Strategies Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Credit Suisse Volaris US Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse Volaris US Strategies Fund (a separate fund of Credit Suisse Opportunity Funds) (the "Fund") at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2014 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 29, 2014

32

Credit Suisse Volaris US Strategies Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	12

Director of The Adams Express Company, Petroleum and Resources Corporation, Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (6 open-end portfolios); Director of Starcomms PLC. (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

33

Credit Suisse Volaris US Strategies Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	10

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan (aluminum production) from February 2007 to November 2007; Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014; Director of Miller Buckfire & Co., LLC (financial restructuring).

34

Credit Suisse Volaris US Strategies Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	12

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013; Partner Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

35

Credit Suisse Volaris US Strategies Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.

Bruce Rosenberg Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1961)	Chief Financial Officer	Since 2012	Director of Credit Suisse; Director of Liquid Accounting of Credit Suisse; Associated with Credit Suisse since 2008; Officer of other Credit Suisse Funds.
Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception

Managing Director and Global Head of Compliance of Credit Suisse since 2010; Director and Global Head of Compliance of Credit Suisse from January 2005 to December 2009; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Joanne Doldo Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2013	Vice President of Credit Suisse; Associated with Credit Suisse since September 2011; Officer of other Credit Suisse Funds; Associated with Morgan Stanley Investment Management from 2002-2008.
Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Treasurer	Since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

36

Credit Suisse Volaris US Strategies Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

37

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  VAF-AR-1014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2014.  There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2014.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended October 31, 2013 and October 31, 2014.

	2013	2014
Audit Fees	$165,700	$268,600
Audit-Related Fees(1)	$14,400	$15,500
Tax Fees(2)	$12,000	$27,200
All Other Fees	—	—
Total	$192,100	$311,300

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($14,400 for 2013 and $15,500 for 2014).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014.

	2013	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2013	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2013 and October 31, 2014:

	2013	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2013 and October 31, 2014 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other)            Iran related activities disclosure requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE OPPORTUNITY FUNDS

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: January 6, 2015

/s/ Bruce S. Rosenberg
Name: Bruce S. Rosenberg
Title: Chief Financial Officer
Date: January 6, 2015